As filed with the Securities and Exchange Commission on June 17, 2024

Investment Company Act File No. 811-23974

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.  ☐

Macquarie Energy Transition Infrastructure Fund, LLC
(Exact Name of Registrant as Specified in its Charter)

125 West 55th Street

New York, New York 10019

(Address of Principal Executive Offices)

(212) 231-1000
(Registrant’s Area Code and Telephone Number)

Michael Mascis
c/o Central Park Advisers, LLC
125 West 55th Street
New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Nicole M. Runyan, P.C.

Brad A. Green, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Lisa Nosal, Esq.
Kirkland & Ellis LLP
200 Clarendon Street
Boston, MA 02116

Check each box that appropriately characterizes the Registrant:

☒        Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 ("Investment Company Act")).

☐        Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐        Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐        A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐        Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act of 1933 (the "Securities Act")).

☐        Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.

☐        If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒        New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act. However, interests in the Registrant are not being registered under the Securities Act since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act. Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

MACQUARIE ENERGY TRANSITION
INFRASTRUCTURE FUND, LLC

A Registration Statement TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES has been filed by MACQUARIE ENERGY TRANSITION INFRASTRUCTURE FUND, LLC (THE “FUND”) pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, UNITS OF LIMITED LIABILITY COMPANY INTERESTS (the “Units”) of the FUND are not registered under the Securities Act of 1933, as amended (the “1933 Act”), since such UNITS ARE issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(A)(2) of the 1933 Act. Investments in the FUND may be made only by individuals or entities THAT are “accredited Investors” within the meaning of Regulation D under the 1933 Act and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended. This CONFIDENTIAL MEMORANDUM does not constitute an offer to sell, or the solicitation of an offer to buy, any UNITS. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund is aN illiquid investment. Investors have no right to require the Fund to REPURCHASE OR redeem their Units.

BY ACQUIRING UNITS OF THE FUND, AN INVESTOR ACKNOWLEDGES AND AGREES THAT: (I) ANY INFORMATION PROVIDED BY THE FUND, CENTRAL PARK ADVISERS, LLC, the Fund’s investment adviser (THE “ADVISER”), OR ANY AFFILIATES THEREOF (INCLUDING INFORMATION SET FORTH IN THIS CONFIDENTIAL MEMORANDUM) IS NOT A RECOMMENDATION TO INVEST IN THE FUND AND THAT NONE OF THE FUND, THE ADVISER OR ANY AFFILIATES THEREOF IS UNDERTAKING TO PROVIDE ANY INVESTMENT ADVICE TO THE INVESTOR (IMPARTIAL OR OTHERWISE), OR TO GIVE ADVICE TO THE INVESTOR IN A FIDUCIARY CAPACITY IN CONNECTION WITH AN INVESTMENT IN THE FUND AND, ACCORDINGLY, NO PART OF ANY COMPENSATION RECEIVED BY THE ADVISER IS FOR THE PROVISION OF INVESTMENT ADVICE TO THE INVESTOR; AND (II) THE ADVISER HAS A FINANCIAL INTEREST IN THE INVESTOR’S INVESTMENT IN THE FUND ON ACCOUNT OF THE FEES IT EXPECTS TO RECEIVE FROM THE FUND AS DISCLOSED HEREIN, THE FUND’S AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, AS AMENDED FROM TIME TO TIME, AND any OTHER fund governing DOCUMENTS.

An investment in the Fund is speculative with a substantial risk of loss. See “Types of Investments and Related Risk Factors” AND “—General Risks—Limitations on Transferability; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers” herein.

The units of limited liability company interests (“Units”) of Macquarie Energy Transition Infrastructure Fund, LLC (the “Fund”) described in this Confidential Memorandum (“Confidential Memorandum”) have not been and will not be registered under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of any of the States of the United States. The offering contemplated by this Confidential Memorandum is made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Units in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application, this Confidential Memorandum and the Fund’s Amended and Restated Limited Liability Company Agreement, as amended and restated from time to time (the “LLC Agreement”)), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Units and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such prospective investor.

An investment in the Fund is speculative with a substantial risk of loss. The Fund’s Units are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the LLC Agreement, the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

•	Units of the Fund will not be listed on any national or other securities exchange and it is not anticipated that a secondary market will develop.

•	Units of the Fund are subject to restrictions on transferability. Liquidity, if any, may be provided by the Fund only through repurchase offers, which may, but are not required to, be made from time to time by the Fund as determined by the Fund’s Board of Directors in its sole discretion. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified time frame. See “Repurchases of Units and Transfers.”

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Confidential Memorandum. Any representation to the contrary is a criminal offense.

Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial or depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

All investors and potential investors are hereby informed that (i) any tax advice contained in this Confidential Memorandum is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Internal Revenue Code of 1986, as amended, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Confidential Memorandum, and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

The Fund will make available to each prospective investor or its authorized representative, prior to the consummation of this offering, the opportunity to ask questions of, and receive answers from, the Fund, or another person acting on the Fund’s behalf, concerning subscription procedures and the terms and conditions of this offering, and to obtain any additional information about the Fund, to the extent that the Fund possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein.

This Confidential Memorandum is believed to be accurate as of its date, but no representation or warranty is made as to its continued accuracy after such date.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

[_____], 2024

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Fund’s Amended and Restated Limited Liability Company Agreement, as amended and restated from time to time (the “LLC Agreement”), and the Investor Application (defined herein), each of which should be read carefully and retained for future reference.

The Fund

Macquarie Energy Transition Infrastructure Fund, LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”).

The Fund is an appropriate investment only for those investors (“Investors”) who can tolerate a high degree of risk and do not require a liquid investment. Similar to private investment funds, units of limited liability company interests (“Units”) of the Fund are sold in relatively large minimum denominations to high net worth and institutional Investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors (as defined below). The Fund was designed to permit sophisticated Investors to participate in an investment program that primarily invests in equity, equity-related and debt securities of private Energy Transition Infrastructure Investments (as defined below), including through private Underlying Funds (as defined below), without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of investors as are imposed on many of those private investment funds.

The Adviser is an indirect wholly-owned subsidiary of Macquarie Group Limited (“Macquarie Group”), a publicly-listed (ASX: MQG) global financial services group organized under the laws of Australia. Macquarie Group’s global asset management division is Macquarie Asset Management (“MAM”). Macquarie Group’s divisions and subsidiary companies are referred to collectively herein as “Macquarie.”

The Fund currently offers three separate classes of Units designated as Class I (the “Class I Units”), Class D (the “Class D Units”) and Class S (the “Class S Units”) to Investors eligible to invest in the Fund. Each class of Units has certain differing characteristics, particularly in terms of the distribution fees that may be charged to Investors. The Fund may offer additional classes of Units in the future.

Investment Program

The Fund’s investment objective is to generate capital appreciation and yield over the medium-to-long-term. The Fund will seek to achieve its investment objective by investing primarily in a global portfolio of businesses and operating assets in the energy transition infrastructure sector (“Energy Transition Infrastructure Investments”), with a focus on mature technologies. The Fund may invest in Energy Transition Infrastructure Investments directly, including as a co-investor with other Macquarie affiliates, funds, clients and accounts (“MAM Managed Accounts”), or indirectly through investments in unaffiliated, unregistered third-party sponsored funds that pursue an investment strategy of investing, directly or indirectly, in Energy Transition Infrastructure Investments (each, an “Underlying Fund”).

Under normal circumstances, the Fund will seek to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Energy Transition Infrastructure Investments throughout the world, including the United States (the “80% Policy”).

The Fund may make investments other than Energy Transition Infrastructure Investments as described herein.

The Fund defines Energy Transition Infrastructure Investments as investments directly or indirectly in operational and development assets, or companies in the energy and renewables, transportation, materials, waste, agriculture, circular economy (i.e., assets or companies that aim to reduce material use and waste, redesign materials and products to be less resource intensive and recapture waste as a resource to manufacture new materials and products), communication and digital infrastructure, industrial, utilities or social infrastructure sectors that the Adviser believes are facilitating the transition to new, more efficient and lower carbon economy and energy sources, such as solar, hydro, wind and geothermal energy and natural climate solutions, as well as the increasing electrification or decarbonization of products that have traditionally relied on fossil fuels, such as transportation and industry (the “Energy Transition Industry”).

To qualify as an Energy Transition Infrastructure Investment, an investment must either: (i) own significant energy transition infrastructure assets or derive at least 50% of its revenue or profits from the ownership, operation, financing, development, servicing or sale of significant energy transition infrastructure assets (“Energy Transition Infrastructure Investment Threshold”); or (ii) qualify as a Developing Energy Transition Infrastructure Investment (as defined below).

A “Developing Energy Transition Infrastructure Investment” is an investment that, at the time of investment, does not meet the Energy Transition Infrastructure Investment Threshold but which, under normal circumstances or upon reaching scale, could reasonably be expected to meet the Energy Transition Infrastructure Investment Threshold. The Adviser will regularly monitor the progress of each Developing Energy Transition Infrastructure Investment and will no longer count such an investment towards compliance with the 80% Policy if it fails to satisfy the Energy Transition Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment. During the five-year period following an investment, the Adviser will take into account, and report to the Board of Directors of the Fund (individually, a “Director” and collectively, the “Board”) quarterly, the considerations that the Adviser has evaluated in determining that an investment continues to qualify as a Developing Energy Transition Infrastructure Investment. Such considerations will include whether the Developing Energy Transition Infrastructure Investment has made progress towards the Energy Transition Infrastructure Investment Threshold; whether the Adviser believes the Developing Energy Transition Infrastructure Investment has or is expected to make a contractual commitment to sell a portion of its non-infrastructure business or buy infrastructure assets that will positively impact the investment relative to the Energy Transition Infrastructure Investment Threshold; or other factors deemed relevant by the Adviser with respect to the Developing Energy Transition Infrastructure Investment meeting the Energy Transition Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment.

The Fund expects to primarily invest, directly or indirectly, in certain equity and equity-like investments in operational and development assets and platforms, including investments in the underlying infrastructure, as well as the entities that are responsible for operating such infrastructure. Such investments may be made as a co-investor alongside other MAM Managed Accounts (collectively, “Private Infrastructure Equity Investments”).

For the purposes of the foregoing, “equity-like” investments shall consist of instruments that establish rights to the equity interests of portfolio companies (such as convertible debt or bonds, warrants or other equity related-interests), high-return debt instruments with significant uncertainty related to the total return or timing of cash flows, which as a result may be structured as payment-in-kind interests, or have equity upside (“equity kickers,” i.e., an extra incentive to encourage investors to purchase debt securities) associated with those or other features which are not commonly seen in fixed income, or shareholder loans and shareholder debt.

The Fund may gain exposure to Private Infrastructure Equity Investments directly or indirectly through investments in Underlying Funds. The Underlying Funds are sponsored and controlled by investment managers and general partners that are unaffiliated with the Fund, the Adviser and Macquarie. MAM may be engaged to serve in a portfolio manager capacity to one or more of those Underlying Funds, and may be terminated from such role, in the sole discretion of the unaffiliated general partners. The Fund also may invest in Underlying Funds where a non-Macquarie entity serves as the portfolio manager entity. The Fund expects that a significant percentage of its assets may be allocated to Underlying Funds.

The Fund expects that its investments in Private Infrastructure Equity Investments may provide exposure to assets or companies in which MAM Managed Accounts, including the Fund, have a significant stake and MAM seeks to leverage its expertise and capabilities in an effort to contribute to the success of the investment, for instance by providing advice and guidance regarding key strategic, commercial and financial decisions. Private Infrastructure Equity Investments also may provide exposure to investments where MAM has a more limited role.

In addition to Private Infrastructure Equity Investments, in order to generate attractive risk-adjusted returns and to manage the Fund’s anticipated liquidity needs, the Fund expects to invest in:

(i)    private infrastructure debt investments (“Private Infrastructure Debt Investments”); and

(ii)   liquid investments, including cash, cash equivalents, U.S. government securities, listed debt securities (bonds), listed infrastructure securities and listed equities (“Equities and Multi-Assets Investments”).

Under normal market conditions, the Fund will concentrate its investments in securities of companies in the Energy Transition Industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction. This policy is a fundamental policy of the Fund and, therefore, may not be changed without the approval of the holders of a “majority of the Fund’s outstanding voting securities,” as that term is defined in the 1940 Act.

The Fund may invest in Underlying Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of such Underlying Funds in determining compliance with the Fund’s concentration policy to the extent the Fund has sufficient information about such investments.

The Fund intends to apply for exemptive relief from the SEC (the “Co-Investment Exemptive Relief”) that will, if granted, permit the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public and private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

Investment Process

General. The Adviser will seek to utilize MAM’s deep knowledge and resources, and specialized skills and experience, to source investment opportunities in Energy Transition Infrastructure Investments and apply a disciplined approach to the investment process. In particular, the Fund will seek to utilize the prior investment experience and capabilities of the Real Assets, Infrastructure Debt and Equities and Multi-Asset operating divisions of MAM. These teams have significant experience spanning selecting assets through fundamental bottom-up research, investment, management and portfolio strategy, and specific industrial expertise across development, technical and engineering, customer solutions and energy markets, business creation and growth.

Private Infrastructure Equity Investments. The Fund intends to primarily gain exposure to Private Infrastructure Equity Investments indirectly through investments in Underlying Funds. The Underlying Funds are sponsored and controlled by investment managers and general partners that are unaffiliated with the Fund, the Adviser and Macquarie. MAM may be engaged to serve in a portfolio manager capacity to one or more of those Underlying Funds, and may be terminated from such role, in the sole discretion of the unaffiliated general partners. The Fund also may invest in Underlying Funds where a non-Macquarie entity serves as the portfolio manager entity. Investment opportunities in Underlying Funds are sourced and processed through a network of existing relationships with fund and asset managers worldwide and evaluated by the Adviser and its affiliates.

The Fund also may access Private Infrastructure Equity Investments directly, including in co-investment transactions alongside MAM Managed Accounts.

Private Infrastructure Debt Investments. The Adviser takes a risk-driven fundamental credit analysis approach to all Private Infrastructure Debt Investments which aims to identify opportunities where the Adviser believes that the return achieved compares favorably to the risk taken. The Adviser believes this can be achieved through active involvement in the infrastructure and green energy market, leveraging the reputation and relationships of both the Infrastructure Debt operating division of MAM and MAM more broadly, engaging early in the debt origination process, providing borrowers with a professional lending platform, delivering strong execution capabilities and benefiting from MAM’s considerable experience in infrastructure and renewable energy lending, structuring and asset management capabilities.

The Adviser will apply a disciplined approach to the investment process characterized by robust and detailed due diligence of proposed borrowers and incorporation of MAM’s Infrastructure Debt team’s (the “Infrastructure Debt Team”) broad infrastructure and renewable energy debt experience in sourcing investment opportunities.

Once invested, the Adviser will take an active approach to ongoing management of all positions by proactively monitoring borrower compliance with obligations specified in loan agreements and actively engaging with, including making recommendations where appropriate, any broader lender group where it is necessary to take lender actions to protect the Fund’s interests.

Equities and Multi-Asset. The Equities and Multi-Assets portion of the portfolio consists of a multi-asset mix of liquid investments, including cash, cash equivalents, U.S. government securities, listed debt securities (bonds), listed infrastructure securities and listed equity securities. Members of MAM’s Global Multi-Asset team and specialist fixed income and equity teams across MAM’s Equities and Multi-Asset and Credit platforms will have primary responsibility for managing the Fund’s Equities and Multi-Assets portfolio (the “Equities and Multi-Asset Team”), subject to the supervision and oversight of the Adviser’s Energy Transition Infrastructure Investment Committee (the “Investment Committee”).

The Equities and Multi-Asset Team’s philosophy to investing stems from three key beliefs:

•      Financial markets are changing at an accelerating pace, creating more frequent mispricing of asset classes. By understanding major market drivers and dynamics, the team believes they can add value through asset allocation assessments.

•      Disciplined and structured active asset allocation can capitalize on these opportunities. By taking dynamic views and using a diversified asset allocation framework, the team seeks to invest in the most attractive asset classes with respect to their views in a risk-controlled manner.

•      The team’s mission is to create diversified portfolios that look to generate attractive risk-adjusted returns over full market cycles. Investing across a wide universe of liquid assets like global equities, fixed income, currencies, and commodities allows the team to seek to capture strong upside returns while remaining diversified.

Sustainability. The Adviser incorporates sustainability considerations into its investment decision making. There are three components to the Adviser’s sustainability approach.

•      The Fund will generally target investments that have the potential to contribute to, or thematically align with, at least one of five “Green Purposes,” as a measure of its contribution to facilitating the transition to new, more efficient and lower carbon economy and energy sources, as well as the increasing electrification or decarbonization of products that have traditionally relied on fossil fuels. The Green Purposes are a set of positive environmental goals developed to define the green impact of investments made by the MAM Green Investments Team within MAM Real Assets operating division. The five Green Purposes are: (i) reduction of greenhouse emissions; (ii) advancement of the efficiency in the use of natural resources; (iii) protection or enhancement of the natural environment, (iv) protection or enhancement of biodiversity; and (v) promotion of environmental sustainability.

•      The Fund has an investment level “theory of change,” which is to is to create new green infrastructure assets that seek to contribute positively to at least one of the five Green Purposes through application of the MAM Green Investment Team’s Investment Policy, or improve the sustainability characteristics of operational green infrastructure assets with interventions by the Fund and/or its affiliates.

•      Environment, social and governance (“ESG”) risks will be assessed as respects other environmental or social objectives in seeking to ensure they can be avoided and/or mitigated over the Fund’s holding period. Opportunities to enhance the ESG performance of each portfolio company will also be considered.

See “Investment Program – Investment Process -- Sustainability.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.
The Offering

The Fund will offer Units on a continuous basis.  The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class of Units and different initial offering prices.  Units may be purchased as of the first business day of each calendar month based upon the then-current net asset value per Unit (plus an applicable front-end sales load, where relevant).

Eligible Investors

Units of the Fund will be offered only to persons or entities that are United States persons, as determined for U.S. federal income tax purposes, and both “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”), and “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Investors who are United States persons and both “accredited investors” and “qualified clients” are referred to in this Confidential Memorandum as “Eligible Investors.” Certain Sub-Placement Agents (as defined below) may impose stricter Investor eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements). Existing Investors seeking to purchase additional Units will be required to qualify as “Eligible Investors” at the time of the additional purchase.

Class S Units may be purchased by any Eligible Investor. Class D Units may be purchased through (i) asset-based fee programs (i.e., wrap accounts) that provide access to Class D Units, (ii) participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Units, (iii) transaction/brokerage platforms at participating broker-dealers, (iv) certain registered investment advisers, and (v) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. Class I Units may be purchased (i) through asset-based fee programs (i.e., wrap accounts) that provide access to Class I Units, or (ii) directly from the Fund.

Each prospective Investor must submit a completed Investor application (the “Investor Application”) acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. The Adviser may, from time to time, impose stricter eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements). If an Investor Application is not accepted by the Fund by the Closing Date (as defined below), the subscription will not be accepted at such Closing Date and will be held in a non-interest-bearing escrow account by the Fund’s escrow agent until the next Closing Date.

An investment in the Fund involves a considerable amount of risk. An Investor may lose some or all of its investment in the Fund. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to repurchase or redeem their Units of the Fund; however, the Fund intends to offer limited periodic liquidity to Investors. See “Repurchases of Units by the Fund” below.

Purchase Procedures

Each prospective Investor will be required to complete an Investor Application certifying that the Units being purchased are being acquired by an Eligible Investor.  Prior to the receipt and acceptance of the Investor Application, an Investor’s funds will be held in a non-interest-bearing account at [_______], the Fund’s custodian, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  An Investor will not become an investor of the Fund, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant date on which the Fund accepts the Investor Application and Units are delivered, which will be the first business day of the relevant calendar month.  Each such date is referred to as a “Closing Date”.  The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.  Purchase proceeds do not represent the Fund’s capital or become the Fund’s assets until the Closing Date.

Investment Minimums

Generally, the minimum initial investment in each of the Fund’s classes of Units is $50,000, which minimum may be reduced in the Adviser’s sole discretion (but not below $25,000).  The minimum additional investment in each class of the Fund’s Units is $[10,000].

Borrowing

The Fund is authorized to borrow money, subject to the limits of the Asset Coverage Requirement (as defined below).  The Fund may borrow money to fund new investments, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that, at the time the Fund incurs indebtedness, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The companies, assets and Underlying Funds that the Fund may invest in should be expected to utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the Asset Coverage Requirement. Accordingly, the Fund, through its investment portfolio, may be exposed to the risk of highly leveraged investment programs and strategies. See “Types of Investments and Related Risk Factors.”

Distribution Policy

General. Any distributions the Fund makes will be at the discretion of the Adviser, with the approval of the Board, considering factors such as earnings, cash flow, capital needs, taxes and general financial condition and the requirements of applicable law. The Fund anticipates paying distributions on a quarterly basis.

Dividend Reinvestment Plan.  Under the Fund’s dividend reinvestment plan (“DRIP”), distributions paid by the Fund, if any, will be automatically reinvested in additional Units unless an Investor “opts out” (elects not to reinvest in Units). Generally, whether an Investor takes a distribution in cash should not affect whether the Investor is subject to incremental tax at the time of such distribution; however, in certain cases a distribution of cash may result in taxation. See “Certain U.S. Federal Income Tax Considerations” below. Investors may opt out initially, and thereafter may change their election at any time, by contacting the Administrator (as defined below). Units purchased by reinvestment will be issued at their net asset value on the ex-dividend date (which generally is expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Administrator.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions

The Fund is organized as a closed-end management investment company. Unlike open-end management investment companies (commonly known as “mutual funds”), investors in closed-end funds do not have the right to redeem their Units on a daily basis. Because they are required to meet daily redemption requests and have more stringent regulations than closed-end funds, particularly with respect to liquidity, mutual funds generally do not have the flexibility to invest in many of the types of investments that the Fund intends to focus its investments in.

Units of the Fund are not listed on any securities exchange or traded in any public or other markets. In addition, Units of the Fund are subject to restrictions on transferability. Liquidity, if any, may be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—General Risks—Limitations on Transferability; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers.”

Repurchases of Units by the Fund

Investors do not have the right to require the Fund to repurchase or redeem their Units. The Fund may, from time to time, provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, tax and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur at the value of Units determined as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a “Tender Offer Valuation Date”). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to no more than 5% of the net assets of the Fund. Although, while not expected, in certain circumstances, the Adviser may not make such a recommendation, as might be the case during periods of financial market stress.

The Adviser anticipates that the Fund’s first repurchase offer will coincide with the Fund’s completion of its first full fiscal quarter of operations, such that the repurchase offer will value, and the repurchase will occur, as of the last business day of that quarter. Units tendered for repurchase will be treated as having been repurchased on a “first in–first out” basis.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund generally will repurchase a pro rata portion of the Units tendered by each Investor; however, the Fund may, but is not obligated to, take any other action as permitted by applicable law and the LLC Agreement, such as (i) increasing the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; or (ii) extending the repurchase offer, if necessary, and increasing the amount of Units that the Fund is offering to purchase. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interest of the Fund.

The Fund is not able to guarantee liquidity to Investors through repurchase offers, as it may be limited in its ability to liquidate its holdings in Underlying Funds to meet repurchase requests. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. Accordingly, the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Underlying Funds and is not able to do so in a timely manner.

In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. The early repurchase fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

See “Repurchases of Units and Transfers.”

Potential Benefits of Investing in the Fund

The Adviser believes that the Fund’s investment program offers prospective Investors access to Energy Transition Infrastructure Investments that are generally unavailable to the investing public.

The Adviser believes that the Fund may provide Investors with potential long-term portfolio benefits typically found in infrastructure investments that can make a strategy resilient in many economic environments.

Potential benefits of investing in Energy Transition Infrastructure Investments include the opportunity to invest in projects and energy companies delivering new transition-based assets that may offer attractive risk-adjusted returns as compared to a traditional portfolio, and access to investment opportunities sourced by MAM, a leading infrastructure manager.

Board of Directors

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of the Board of Directors of the Fund.  The Board has delegated day-to-day operations to the Fund’s officers, the Adviser and other service providers, subject to oversight of the Board.  See “Management of the Fund.”

The Adviser

Central Park Advisers, LLC serves as the Fund’s investment adviser. The Adviser is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an indirect wholly-owned subsidiary of Macquarie Group.

Macquarie Group’s global asset management division, MAM, provides clients with access to a diverse range of capabilities and products across infrastructure, real estate, private credit, fixed-income, equities, multi-asset and liquid alternatives. MAM is a top [__] global asset manager, top [__] U.S. actively-managed, long-term mutual fund manager and the largest manager of infrastructure and real assets globally. As of [________], 2024, MAM had approximately $[___] billion of assets under management. The Fund will leverage MAM’s prior investment experience, project development expertise, and deep knowledge of the broader energy ecosystem to build and grow a diversified portfolio of sustainable infrastructure and real assets.

Appendix B hereto contains the performance information for all other accounts managed by the Adviser or affiliates thereof that have investment objectives, policies and strategies that are substantially similar to the Fund. Prospective investors should recognize that future performance of the Fund will differ from the performance of the aforementioned other accounts. Future investments will be made under different economic conditions.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser that is effective for an initial term that will expire two years after the Fund commences investment operations. Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board. The Board, or the Fund’s Investors, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Management Fee

In consideration of the advisory services provided to the Fund by the Adviser, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at the annual rate of [___]% of the Fund’s net asset value. The Adviser has contractually agreed to reduce the Management Fee to an annual rate of [___]% of the Fund’s net asset value until the one year anniversary of the initial Closing Date. For purposes of determining the Management Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Performance Fee (defined below) and the Distribution and/or Servicing Fee (defined below)) and other expenses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. The Management Fee is in addition to the asset-based fees, incentive fees or allocations and other expenses charged by the Underlying Funds and indirectly borne by Investors.

The Fund intends to apply for exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of the Management Fee and Performance Fee (discussed below) in Units in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Adviser will commit not to sell any Units received as compensation for at least 12 months from the date of issuance, except in exceptional circumstances.

Limited Management Fee Reduction

With respect to the Fund’s investments in any Underlying Funds or other investments in which MAM serves as portfolio manager, the Adviser intends to contractually agree to reduce a portion of its Management Fee, or reimburse expenses, in an amount equal to the portion of the portfolio management fees indirectly paid to MAM by the Fund as an investor in the Underlying Fund.

Performance Fee

In respect of each class of Units, promptly after the end of each of its fiscal years, the Fund will pay to the Adviser a performance fee (the “Performance Fee”) in an amount equal to [___]% of Total Return (as defined below) for such class of Units for the Reference Period (as defined below) subject to a [__]% annual Hurdle Amount (as defined below) and a High Water Mark (as defined below) with a 100% catch-up, without duplication for any Performance Fee paid by the Fund in respect of such class during such fiscal year. The Fund also will pay the Adviser the Performance Fee in the event that a Reference Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund’s net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Performance Fee that is attributable to (i) Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise) or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund will be paid to the Adviser for such Reference Period. The Performance Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value. See “Fees and Expenses.”

Specifically, if the Total Return for the applicable Reference Period (as defined below) exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carry Forward Amount (any such excess, “Excess Profits”), the Adviser shall be paid a Performance Fee for that period equal to 100% of such Excess Profits until the total amount paid to the Adviser in respect of such Reference Period equals [___]% of the Total Return for such period.

“Total Return” in respect of each class of Units for any period since the end of the prior Reference Period shall equal the sum of:

(a)    all distributions accrued or paid (without duplication) on a Unit of the respective class since the beginning of the then-current Reference Period; plus

(b)    the change in aggregate net asset value of a Unit of the respective class since the beginning of the Reference Period before giving effect to (i) changes resulting solely from the proceeds of issuances of Units (including in connection with the issuance of Units), (ii) any allocation/accrual of the Performance Fee, (iii) applicable Distribution and/or Servicing Fees expenses attributable to a Unit of the relevant class and (iv) any other costs and expenses allocated only to certain classes; minus

(c)   the Management Fee and all other operational expenses of the Fund attributable to a Unit of the relevant class (but excluding any other costs and expenses allocated only to certain classes) to the extent not previously reflected in the net asset value of the Fund.

For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the net asset value of Units during the then-current Reference Period, (ii) treat any withholding tax on allocations and distributions made by or received by the Fund (and any other taxes or other amounts treated as distributed under the LLC Agreement) as part of the distributions accrued or paid on Units of the Fund, and (iii) exclude any deferred tax liabilities of any wholly-owned subsidiary through which the Fund indirectly invests.

“Hurdle Amount” in respect of each class of Units for a Reference Period means that amount that results in a [__]% annualized Total Return over such Reference Period on the net asset value of the Units outstanding at the beginning of the then-current Reference Period and all Units issued since the beginning of the then-current Reference Period, taking into account:

(a)   the timing and amount of all distributions accrued or paid (without duplication) on all such Units minus all operational expenses of the Fund (whether reflected in the net asset value or otherwise without double counting) but before giving effect to (i) applicable expenses for the Distribution and/or Servicing Fee, and (ii) any other costs and expenses allocated only to certain classes; and

(b)   all issuances of Units over the period.

“Loss Carry Forward Amount” in respect of each class of Units shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carry Forward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carry Forward Amount will exclude the Total Return related to any Units of such class repurchased during the applicable Reference Period and any dividend or other distribution payable by the Fund in respect of such class during the Reference Period (to the extent such dividends and other distributions paid in respect of such class are not reinvested in Units of such class). The effect of the Loss Carry Forward Amount is that the recoupment of past annual Total Return losses, if any, will offset the positive annual Total Return for purposes of the calculation of the Performance Fee. This is referred to as a “High Water Mark”.

“Reference Period” means each 12-month period ending as of the Fund’s fiscal year-end (or such other period ending as of the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed); provided that the period of time from the prior Reference Period-end through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also will constitute a Reference Period. In the event of the termination of the Advisory Agreement, the Fund will pay a Performance Fee to the Adviser calculated in a manner as if such termination date were the end of the Fund’s fiscal year.

The Performance Fee structure presents risks that are not present in funds without performance fees.

For additional information regarding the Management Fee and Performance Fee, see “Fees and Expenses” and “Types of Investments and Related Risk Factors—Risks Related to the Adviser —The Performance Fee.”

Distribution and/or Servicing Fee

Under the terms of a placement agent agreement (the “Placement Agent Agreement”) with Delaware Distributors, L.P., an indirect subsidiary of Macquarie Group (the “Placement Agent”), the Placement Agent is authorized to pay third parties, including brokers, dealers and certain financial advisors (which may include wealth advisors) and others (collectively, “Sub-Placement Agents”) for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to Investors holding Class S Units and Class D Units. The Fund pays the Placement Agent a monthly fee out of the net assets of Class S Units and Class D Units at the annual rate of [___]% and [___]% of the net asset value of Class S Units and Class D Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Class S Units or Class D Units) (the “Distribution and/or Servicing Fee”). The Placement Agent pays the Distribution and/or Servicing Fee to Sub-Placement Agents, who may use such fee to compensate the financial advisory personnel involved in the placement of Units. Amounts retained by the Placement Agent, if any, will be used by the Placement Agent to pay for Fund-related distribution and servicing expenses. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class S Units and Class D Units in compliance with Rule 12b-1 under the 1940 Act. See “Fees and Expenses.”

The Distribution and/or Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class S Units or Class D Units are subject to the Distribution and/or Servicing Fee as long as they hold their Class S Units or Class D Units, respectively. Each compensated Sub-Placement Agent will be paid by the Placement Agent based on the net asset value of outstanding Class S Units and Class D Units held by Investors that receive services from such Sub-Placement Agent.

Class I Units will not be subject to the Distribution and/or Servicing Fee. Class S Units and Class D Units may be converted to Class I Units if a Sub-Placement Agent informs the Fund that an Investor no longer receives services from the Sub-Placement Agent or another servicing agent which has entered into an agreement with the Placement Agent. Upon advance notice to the Investor, Class I Units may be converted to Class S Units or Class D Units, and Class D Units may be converted to Class S Units, if an Investor is no longer eligible to participate in Class I Units or Class D Units, as applicable.

Sales Load; Placement of Units

Class D Units will be sold subject to a sales load of up to [___]% of the purchase amount and Class S Units will be sold subject to a sales load of up to [___]% of the purchase amount. For some Investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to Sub-Placement Agents participating in the offering. An Investor’s financial intermediary may impose additional charges on purchases of Units of the Fund.

In addition to the placement of Units through the Placement Agent or a Sub-Placement Agent, the Fund itself also may accept offers to purchase Units that it receives directly from certain Investors, including, employees or directors of the Adviser and its affiliates, and attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families.

The Adviser (or one of its affiliates) may compensate out of its own resources, certain Sub-Placement Agents in connection with the sale of Units, and also may pay such Sub-Placement Agents or other servicing agents in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists.

Other Fees and Expenses

The Fund, and, therefore, Investors, bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Underlying Funds, subject to the limited Management Fee reduction discussed above. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Units. The Fund, by investing in the Underlying Funds, bears its pro rata share of the expenses incurred in the business of the Underlying Funds. The Fund expects that the Underlying Funds in which the Fund intends to invest generally will charge asset-based fees of [__] to [__] of the Underlying Funds’ net assets, and incentive fees or allocations of approximately [__]% of net profits, typically subject to a preferred return and a clawback. Certain managers of Underlying Funds (“Underlying Fund Managers”) also may pass through certain operating expenses and costs to their Underlying Funds, which may be significant. See “Summary of Fund Expenses.”

The Adviser will fund the Fund’s organizational and offering expenses until the initial sale of Units in this offering. The Fund will reimburse these expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

Expense Limitation and Reimbursement Agreement

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof, the Adviser will contractually agree to reduce its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed [___]% of the Fund’s net assets (annualized). The Fund will agree to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than [___]% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to the one year anniversary of the initial Closing Date without the Board’s consent.

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Performance Fee, (iii) the Distribution and/or Servicing Fee, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes (other than taxes deemed distributed by, or otherwise reimbursed to, the Fund), and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

The Administrator

[_______] (the “Administrator”) performs certain administration and accounting services for the Fund.  [In consideration of these services, the Fund pays the Administrator a fee at the annual rate of up to [___]% of the Fund’s average net assets, subject to a minimum annual fee of $[____], in addition to certain other fixed or transactional fees, and reimburses certain of the Administrator’s expenses].  See “Fees and Expenses.”

Conflicts of Interest

The Adviser and its affiliates may conduct investment activities for its own accounts and other accounts it manages that may give rise to conflicts of interest that may be disadvantageous to the Fund. Investment decisions for the Fund are made independently of such other accounts. If, however, the Fund desires to invest in, redeem or withdraw from or sell the same portfolio investment or Underlying Fund as another account of the Adviser, the opportunity will be allocated equitably in accordance with the Adviser’s allocation policies and procedures.

MAM manages a number of other infrastructure funds and vehicles in Europe, North America, and Asia- Pacific, including a number of funds that have priority over certain asset classes that fall within the Fund's investment strategy. In light of these existing priority schemes and the requirements of the Co-Investment Exemptive Relief, the Fund may not be permitted to co-invest in certain investments alongside these MAM Managed Accounts.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund. The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio will be engaged in certain activities for other accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the other accounts. The Adviser’s investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

Valuation

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”). In that role, the Adviser has established a committee that oversees the valuation of the Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”). Under that Rule, the Board has assigned to the Adviser general responsibility for determining, in accordance with the Valuation Procedures, the value of such investments.

The Underlying Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and will be valued by their respective Underlying Fund Manager. These valuations, in turn, will be reviewed by the Adviser; however, neither the Adviser nor the Board may be able to confirm independently the accuracy of the Underlying Fund Managers’ valuations (which are unaudited, except at year-end). Accordingly, the Fund generally relies on such valuations, even in instances where an Underlying Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Underlying Fund Manager’s compensation. Furthermore, the Underlying Funds typically provide the Adviser with only estimated net asset values or other valuation information, and such data is subject to revision through the end of each Underlying Fund’s annual audit.

Summary of Taxation; Fiscal and Tax Year End

The Fund intends to be treated as a partnership, and not as a publicly traded partnership, for U.S. federal income tax purposes. Accordingly, the Fund should not be subject to U.S. federal income tax, subject to the application of certain partnership audit rules. Instead, each Investor will be required to report separately on its own income tax return, its distributive share of the Fund’s income, gains, losses, deductions, and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund).

The Fund’s fiscal year for financial reporting purposes is the twelve-month period ending [July 31]. The Fund’s taxable year is the 12-month period ending [December 31] (or such other taxable year as may be required under the Internal Revenue Code of 1986, as amended (the “Code”)).

Notably, although certain investments of the Fund may give rise to tax benefits, such as U.S. federal income tax credits, such benefits generally are not expected to be recognized by Investors. Accordingly, Investors should not invest in the Fund with the expectation of receiving any tax benefit.

ERISA Plans and Other Tax-Exempt Entities

Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code and other tax-exempt entities, including privately sponsored defined benefit and contribution plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Units.  Fiduciaries of such plans or arrangements should consider, among other things, that the Fund’s Units are subject to limitations on transferability.  Liquidity will be provided only through limited repurchase offers described below.  Moreover, fiduciaries of such plans or arrangements that are participant-directed should consider that the Fund will sell Units only to Eligible Investors, and confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement.  Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code.  Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Investor subject to ERISA or Section 4975 of the Code, solely as a result that Investor’s investment in the Fund.

Reports to Investors

Following the close of the Fund’s taxable year, the Fund will provide each Investor with a Schedule K-1 indicating such Investor’s allocable share of income, gain, losses, deductions, credits and items of tax preference.  Each Investor, however, is responsible for keeping the Investor’s own records for determining its tax basis in the Fund and calculating and reporting any gain or loss resulting from a distribution or disposition of Units of the Fund.  While the Fund intends to provide tax reporting information prior to Investor’s due date(s) for income tax returns, the Fund may not timely receive underlying investment information that is necessary for tax reporting and as a result Investors may need to obtain filing extensions.  The Fund also will prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Investors are sent reports on at least a quarterly basis regarding the Fund’s operations.

Risk Factors

An investment in the Fund involves a high degree of risk. These risks include:

General Risks

•      Loss of capital, up to the entire amount of an Investor’s investment.

•      Investing in a Fund that has no operating history.

•      The Adviser, MAM and Underlying Fund Managers may face conflicts of interest.

Risks Relating to the Fund’s Structure

•      Units in the Fund are not listed on any securities exchange or traded on any public or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

•      The Fund is not able to guarantee liquidity to Investors through repurchase offers, as the Fund may be limited in its ability to liquidate its holdings in Underlying Funds and other illiquid investments to meet repurchase requests. The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Underlying Funds or other investments and is not able to do so in a timely manner. Substantial requests for the Fund to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

•      The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. There is no guarantee that the Co-Investment Exemptive Relief will be granted.

•      Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund and Investors could be adversely affected to the extent investment opportunities are allocated to other investment vehicles managed or sponsored by, or affiliated with, the Fund’s executive officers, directors and members of the Adviser.

•      Legal and regulatory changes that could occur during the life of the Fund may substantially affect the Fund and Underlying Funds and such changes may adversely impact the performance of the Fund.

•      By investing in the Underlying Funds through the Fund, in addition to bearing a portion of the Management Fee, the Performance Fee and other expenses of the Fund, an Investor in the Fund also will indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds (subject to the limited Management Fee reduction described above).

•      The Fund intends to hold certain interests, including in Underlying Funds, in non-voting form in order to avoid becoming (i) an “affiliated person” within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. As a result, the Fund’s influence on a portfolio company or an Underlying Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

•      The Fund may make investments in, or receive as proceeds, assets for which it is difficult or impossible to obtain an accurate independent valuation (including, without limitation, due to the absence of readily ascertainable market values and comparables, and limited sources of useful valuation information). Assets will be valued pursuant to the Valuation Procedures. However, this involves a degree of judgment and may not always prove accurate. Such valuations may not reflect the price that the Fund would have received had their underlying investments actually been liquidated. There can therefore be no assurance that the valuations will, in fact, represent the actual value of the investments or the amounts that could at such time, or may ultimately, be realized with respect to the investments.

•      The number of investments made by the Fund will be limited and, consequently, the Fund’s returns may be substantially affected by the unfavorable performance of a single portfolio investment or Underlying Fund.

•      The Performance Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than in the absence of the Performance Fee. The Performance Fee is based on both realized as well as unrealized appreciation; therefore, the Performance Fee may be greater than if it were based only on realized gains.

Risks Related to the Investment Strategies and Portfolio Investments of the Fund

The Fund may, to a significant extent, pursue its investment strategy through investments in the Underlying Funds, and thus the Fund is subject to the same investment risks as the Underlying Funds in which it invests. Risks associated with an investment in the Fund as a result of its investments in Underlying Funds and any direct portfolio investments, as applicable, are described below. References to the Fund below include the Underlying Funds.

•      Given that the Fund’s assets will be concentrated in securities of companies in the Energy Transition Industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting this industry than a fund that is not concentrated in a single industry.

•      The investment objective of the Fund will involve making long-term investments, and may require the Fund to commit to sellers and/or government authorities that it will maintain long-term ownership in such investments, or to ongoing management of such investments by the Adviser or another member of the Macquarie Group. The market for many of the Fund’s investments is substantially less liquid than the market for publicly traded securities. Certain investments may be subject to legal or contractual restrictions or requirements that limit the Fund’s ability to transfer them or sell them for cash. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises and the sale process may require a lengthy time period.

•      The Fund may borrow money to fund new investments, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. While leverage presents opportunities for increasing total returns of and providing liquidity to the Fund, it can also increase the risk profile of the Fund, the volatility of returns and create greater potential for losses. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent that leverage has been employed.

•      The success of the Fund depends on the Adviser’s ability to identify and source appropriate investment opportunities, as well as the Fund’s ability to acquire these investments. The Fund will have no priority over any member of the Macquarie Group, other MAM Managed Accounts (together with any successor funds thereof) and third parties in respect of any investment opportunity. As such, there cannot be any guarantee that the Fund will have access to suitable investment opportunities, which may have a consequential impact on returns.

•      The Fund may invest in investments the capital structure of which may have significant leverage. While investments in leveraged companies offer the opportunity for capital appreciation, such investments may also involve a high degree of risk.

•      The Underlying Funds may use leverage. The use of leverage by the Underlying Funds can substantially increase the market exposure (and market risk) to which the Underlying Funds’ individual investment portfolios may be subject.

•      The Underlying Funds’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, and infrastructure markets, shifts in macro-economic fundamentals, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, pandemics, hurricanes or floods and other factors which are beyond the control of the Fund or the Underlying Funds. All investments made by the Underlying Funds risk the loss of capital. The Underlying Funds’ results may vary substantially over time. The Underlying Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Underlying Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. The Underlying Funds may, to the extent permitted by applicable law, engage in certain transactions with Macquarie or MAM Managed Accounts, such as purchases and sales of portfolio assets.

Private Infrastructure Equity Investments Risk

•      Infrastructure investments will be subject to the risks incidental to the ownership, construction and operation of such assets, including risks associated with the general economic climate, geographic or market concentration, the ability of the Fund or Macquarie to manage the investment (to the extent the Fund or MAM Managed Accounts control the investment), technical problems, financial failures of operating or construction sub-contractors, government regulations, and fluctuations in interest rates. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment.

•      The Fund may invest in development projects and companies. Such investments may involve more risk, including binary risks, than investments in which no development is required. Development projects do not generate operating revenue but will incur costs during the period between acquisition of the asset and completion of the development and any delay in completing the development of the asset may result in increased interest and costs and the potential loss of previously identified income. Portfolio companies may also be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition or weak management.

•      Investments in renewable energy projects, including solar, onshore wind, offshore wind and other renewable technologies such as hydro and geothermal, bioenergy and energy storage and natural climate solutions, are subject to all the risks relevant for the ownership of renewable energy infrastructure, renewable energy infrastructure related assets and any infrastructure investment generally, and many of such risk factors could cause fluctuations in usage, expenses and revenues, causing the value of the investments to decline and to affect the Fund’s returns negatively. The degree of success for any renewables energy project will depend partly on the continued growth of the clean technology market worldwide. Although these markets are projected to grow rapidly, there can be no assurance that they will do so. If these markets do not continue to grow or grow more slowly than projected or if the infrastructure does not effectively support growth that may occur, the Fund’s business, prospects, financial condition, and operations could be materially adversely affected. The commercial potential of the clean technology market remains uncertain. The operation and financial performance of any renewable energy investment will also be significantly dependent on governmental policies and regulatory frameworks that support renewable energy sources. To the extent any federal, state or local tax credits, other favorable tax treatment or other forms of support for renewable energy are changed, the Fund’s renewable energy investments may be negatively impacted.

•      The Fund may seek investment opportunities that either allow the Fund to acquire control or exercise influence over management and the strategic direction of investments (whether as a result of its participation alone or as a consequence of its participation alongside other MAM Managed Accounts) or in which MAM otherwise seeks to leverage its expertise and capabilities in an effort to contribute to the success of the investment, for instance by providing advice and guidance regarding key strategic, commercial and financial decisions.. The exercise of control over a portfolio company imposes additional risks of liability for environmental damage, product defects, failure to supervise management and other types of liability in which the limited liability characteristic of business operations generally may be ignored. The exercise of control over an investment could expose the assets of the Fund to claims by such investment, its security holders and its creditors.

•      The Fund may also make investments indirectly or acquire only a minority interest or a participation in an asset underlying an investment, and as a result may not be able to exercise control over the management of such investment. In certain circumstances, the Fund (or its subsidiaries or other vehicles through or in which it makes its investments, including the Underlying Funds) will be required to waive governance or voting rights it would otherwise have as a result of its participation in an investment. In such case, the Fund will have limited, and in some cases no, influence on the management and investment decision of such investments and may not always be in a position to effectively protect its interest. The Fund might not always be in a position to protect its interests effectively, particularly if management teams pursue objectives which are inconsistent with those of the Fund.

Private Infrastructure Debt Investments Risks

•      The ability of a lender to control the assets or business activities of a borrower is considerably less than the control that can be exercised by an equity investor.

•      The assessment of a borrower’s ability to repay a loan is based on a number of assumptions. There is a risk that the assumptions made may prove to be incorrect. The longer the term of the debt, the harder it is to be certain that the assumptions will prove correct.

•      The Fund may originate loans, including senior, and junior loans, in each case, in compliance with local law requirements. The Fund’s success in this area will depend, in part, on its ability to originate loans on advantageous terms.

•      Regulators in the utility sector have sought and continue to seek to introduce increased competition into the market for the provision of regulated utility services (including the separation of wholesale and retail businesses). The introduction of increased competition could lead to a reduction in the revenue of the relevant utility borrower which could have a material adverse impact on the borrower’s business, operational performance, profitability or financial condition and thus the Fund’s investments.

•      No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear, directly or indirectly, by investing in the Fund. This fee table is based on estimated expenses of the Fund for the fiscal year ending [July 31, 2025], and assumes that the Fund has net assets of $[____] as of such date.

Investor Transaction Expenses	Class I		Class D		Class S
Maximum Sales Load(1) (as a percentage of purchase amount)	None		[___]	%	[___]	%
Maximum Early Redemption Fee (as a percentage of repurchased amount)(2)	2.00%		2.00%		2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	[___]	%	[___]	%	[___]	%
Performance Fee(4)	[___]	%	[___]	%	[___]	%
Distribution and/or Servicing Fees(5)	None		[___]	%	[___]	%
Other Expenses(6)	[___]	%	[___]	%	[___]	%
Acquired Fund Fees and Expenses(7)	[___]	%	[___]	%	[___]	%
Total Annual Fund Operating Expenses	[___]	%	[___]	%	[___]	%
Fees Waived and/or Expenses Reimbursed(8)	([___]	)%	([___]	)%	([___]	)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[___]	%	[___]	%	[___]	%

(1)	Generally, the stated minimum initial investment in the Fund is $50,000 ($[10,000] with respect to additional purchases of Units by an existing Investor), which minimum may be reduced in the sole discretion of the Adviser (but not below $25,000). Investors purchasing Class D Shares and Class S Shares may be subject to a sales load of up to [___]% and [___]% of the investment amount, respectively. For some Investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to Sub-Placement Agents participating in the offering. An Investor’s financial intermediary may impose additional charges on purchases of Units of the Fund. Investors should consult their Sub-Placement Agent for additional information. Purchasers of Units in conjunction with certain “wrap” fee, asset allocation or other managed asset programs may purchase Class D or Class I Units, to the extent made available by such programs. Investors should consult their financial advisors.

(2)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor’s Units at any time prior to the day immediately preceding the one-year anniversary of an Investor’s purchase of the Units (on a “first in-first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases of Units and Transfers.”

(3)	The Fund will pay the Management Fee monthly to the Adviser at the annual rate of [___]% of the Fund’s net asset value. For purposes of determining the Management Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Performance Fee and the Distribution and/or Servicing Fee) and other expenses of the Fund. The Adviser has contractually agreed to reduce the Management Fee to an annual rate of [___]% of the Fund’s net asset value until the one year anniversary of the initial Closing Date. This contractual fee reduction is reflected under “Fees Waived/Expenses Reimbursed” above. Unless otherwise extended by agreement between the Fund and the Adviser, the Management Fee payable by the Fund after the one year anniversary of the initial Closing Date will be at the annual rate of [___]%.

(4)	In respect of each class of Units, promptly after the end of each of its fiscal years, the Fund will pay the Adviser the Performance Fee in an amount equal to [___]% of Total Return for such class of Units for the Reference Period subject to a [__]% annual Hurdle Amount and a High Water Mark with a 100% catch-up, without duplication for any Performance Fee paid by the Fund in respect of such class during such fiscal year. The Fund also will pay the Adviser the Performance Fee in the event that a Reference Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund’s net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Performance Fee that is attributable to (i) Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise) or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund will be paid to the Adviser for such Reference Period. The Performance Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value. For purposes of the table, we have assumed Total Return equal to [___]%% of the Fund’s net asset value consistent with the below expense examples, which are required by regulation of the SEC, and, therefore, no Performance Fee is reflected in the table. Actual Total Return may be higher or lower.

(5)	The Fund pays the Distribution and/or Servicing Fee monthly to the Placement Agent out of the net assets of the Class S and Class D Units at the annual rate of [___]% and [___]% of the net assets of the Fund attributable to Class S Units and Class D Units, respectively. The Placement Agent may pay all or a portion of the Distribution and/or Servicing Fee to the sub-placement agents that sell Units of the Fund. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class S Units and Class D Units in compliance with Rule 12b 1 under the 1940 Act. Class I Units are not subject to a Distribution and/or Servicing Fee. See “Fees and Expenses.”

(6)	“Other Expenses” reflect an estimate of all expected ordinary operating expenses for the fiscal year ending [July 31, 2025], plus certain one-time organizational and offering expenses. The organizational expenses and a portion of the expenses relating to the offering and sale of Units are included in “Other Expenses” and will be so reflected for the fiscal year ending [July 31, 2025]. After the fiscal year ending [July 31, 2025], the Adviser expects that “Other Expenses” should be meaningfully lower. “Other Expenses” do not include any fees or expenses charged by Underlying Funds (which are reflected separately under “Acquired Fund Fees and Expenses”).

(7)	The amount shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the Underlying Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Underlying Funds) in which the Fund intends to invest. The Fund expects that the Underlying Funds in which the Fund intends to invest generally will charge asset-based fees of [__]% to [__]% of the Underlying Funds’ net assets, and incentive fees or allocations of approximately [__]% of net profits, typically subject to a preferred return and a clawback. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds.]

(8)	With respect to the Fund’s investments in any Underlying Funds or other investments in which MAM serves as portfolio manager, the Adviser intends to contractually agree to reduce a portion of its Management Fee, or reimburse expenses, in an amount equal to the portion of the portfolio management fees indirectly paid to MAM by the Fund as an investor in the Underlying Fund. In addition, pursuant to the Expense Limitation and Reimbursement Agreement, for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof, the Adviser will contractually agree to reduce its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed [___]% of the Fund’s net assets (annualized). The Fund will agree to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than [___]% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to the one year anniversary of the initial Closing Date without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Performance Fee, (iii) the Distribution and/or Servicing Fee, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes (other than taxes deemed distributed by, or otherwise reimbursed to, the Fund), and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business). In addition, pursuant to a separate fee reduction agreement (the “Fee Reduction Agreement”), the Adviser contractually has agreed to reduce the Management Fee to an annual rate of [___]% until the one year anniversary of the initial Closing Date. The reduction of the Management Fee under the Fee Reduction Agreement is not subject to recoupment by the Adviser under the Expense Limitation and Reimbursement Agreement.

The purpose of the table above and the examples below is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The one-year examples for Class D Shares and Class S Shares include the maximum sales load set out in the table above. The examples illustrate the expenses that you would pay on a $1,000 investment in each class of Units, assuming a 5% annual return. For a more complete description of the various costs and expenses of the Fund, see “Fees and Expenses.” The examples assume that any distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee reduction and expense reimbursement arrangements pursuant to the Fee Reduction Agreement and the Expense Limitation and Reimbursement Agreement for only the [one-year example and the first year of the three-, five- and ten-year] examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

	1 Year	3 Years	5 Years	10 Years
Class S*	$[___]	$[___]	$[___]	$[___]
Class D**	$[___]	$[___]	$[___]	$[___]
Class I	$[___]	$[___]	$[___]	$[___]

* Without the sales load, the expenses would be: $[__] (1 Year), $[__] (3 Years), $[__] (5 Years) and $[__] (10 Years).

** Without the sales load, the expenses would be: $[__] (1 Year), $[__] (3 Years), $[__] (5 Years) and $[__] (10 Years).

The examples are based on the fees and expenses set forth in the table above, and should not be considered a representation of future expenses. Actual Fund expenses may be greater or less than those shown (and “Acquired Fund Fees and Expenses” also may be greater or less than that shown). Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund and the effect of the Performance Fee, and, if attributable to the rates of return of the Underlying Funds, also would increase the dollar amount of the expenses paid by the Fund as an investor in the Underlying Funds.

THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was organized as a Delaware limited liability company on June 12, 2024. The Fund’s principal office is located at 125 West 55th Street, New York, New York 10019, and its telephone number is (212) 231-1000.

Investment advisory services are provided to the Fund by the Adviser pursuant to an Investment Advisory Agreement entered into between the Fund and the Adviser. The individuals who serve on the Board are responsible for monitoring and overseeing the investment program of the Fund. See “Management of the Fund.”

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act. Private investment funds are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act. Securities offered by private investment funds typically are sold in large minimum denominations (generally between $1 million and $10 million) to a limited number of high net worth and institutional Investors. The managers of such funds generally are compensated through asset-based fees and incentive-based fees or allocations. Registered closed-end investment companies are subject to various requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, typically are compensated through asset-based fees, and may receive performance fees.

Investors purchase Units in the Fund. Units may be purchased as of the first business day of each calendar month based upon the Fund’s then-current net asset value (plus an applicable front-end sales load, where relevant).

Similar to private investment funds, and unlike typical registered closed-end investment companies, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional Investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit sophisticated Investors to participate in an investment program that primarily invests in equity, equity-related and debt securities of private Energy Transition Infrastructure Investments, including through private Underlying Funds, without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to generate capital appreciation and yield over the medium-to-long-term. The Fund’s investment objective is not a fundamental policy, and may be changed without the approval of Investors. Except as otherwise indicated, the Fund’s investment policies, strategies and restrictions are not fundamental and may be changed without a vote of the Investors. See “Types of Investments and Related Risk Factors—Investment Restrictions” below. No assurance can be given that the Fund will achieve its investment objective.

Investment Strategies

The Fund will seek to achieve its investment objective by investing primarily in a global portfolio of Energy Transition Infrastructure Investments, with a focus on mature technologies. The Fund may invest in Energy Transition Infrastructure Investments directly, including as a co-investor with other MAM Managed Accounts, or indirectly through investments in Underlying Funds.

Under normal circumstances, the Fund will seek to achieve its investment objective by investing in compliance with its 80% Policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Energy Transition Infrastructure Investments throughout the world, including the United States.

The Fund may make investments other than Energy Transition Infrastructure Investments as described herein.

The Fund defines Energy Transition Infrastructure Investments as investments directly or indirectly in operational and development assets, or companies in the Energy Transition Industry—that is, energy and renewables, transportation, materials, waste, agriculture, circular economy, communication and digital infrastructure, industrial, utilities or social infrastructure sectors that the Adviser believes are facilitating the transition to new, more efficient and lower carbon economy and energy sources, such as solar, hydro, wind and geothermal energy or natural climate solutions, as well as the increasing electrification or decarbonization of products that have traditionally relied on fossil fuels, such as transportation and industry.

To qualify as an Energy Transition Infrastructure Investment, an investment must meet the Energy Transition Infrastructure Investment Threshold or qualify as a Developing Energy Transition Infrastructure Investment.

The Adviser will regularly monitor the progress of each Developing Energy Transition Infrastructure Investment and will no longer count such an investment towards compliance with the 80% Policy if it fails to satisfy the Energy Transition Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment. During the five-year period following an investment, the Adviser will take into account, and report to the Board quarterly, the considerations that the Adviser has evaluated in determining that an investment continues to qualify as a Developing Energy Transition Infrastructure Investment. Such considerations will include whether the Developing Energy Transition Infrastructure Investment has made progress towards the Energy Transition Infrastructure Investment Threshold; whether the Adviser believes the Developing Energy Transition Infrastructure Investment has or is expected to make a contractual commitment to sell a portion of its non-infrastructure business or buy infrastructure assets that will positively impact the investment relative to the Energy Transition Infrastructure Investment Threshold; or other factors deemed relevant by the Adviser with respect to the Developing Energy Transition Infrastructure Investment meeting the Energy Transition Infrastructure Investment Threshold by the fifth anniversary of the Fund’s investment.

The Fund expects to primarily invest, directly or indirectly, in certain Private Infrastructure Equity Investments, comprised of equity and equity-like investments in operational and development assets and platforms, including investments in the underlying infrastructure, as well as the entities that are responsible for operating such infrastructure. Such investments may be made as a co-investor alongside other MAM Managed Accounts.

For the purposes of the foregoing, “equity-like” investments shall consist of instruments that establish rights to the equity interests of portfolio companies (such as convertible debt or bonds, warrants or other equity related-interests), high-return debt instruments with significant uncertainty related to the total return or timing of cash flows, which as a result may be structured as payment-in- kind interests, or have equity upside (“equity kickers,” i.e., an extra incentive to encourage investors to purchase debt securities) associated with those or other features which are not commonly seen in fixed income, or shareholder loans and shareholder debt.

The Fund may gain exposure to Private Infrastructure Equity Investments directly or indirectly through investments in Underlying Funds. The Underlying Funds are sponsored and controlled by investment managers and general partners that are unaffiliated with the Fund, the Adviser and Macquarie. MAM may be engaged to serve in a portfolio manager capacity to one or more of those Underlying Funds, and may be terminated from such role, in the sole discretion of the unaffiliated general partners. The Fund also may invest in Underlying Funds where a non-Macquarie entity serves as the portfolio manager entity. The Fund expects that a significant percentage of its assets may be allocated to Underlying Funds.

In addition to Private Infrastructure Equity Investments, in order to generate attractive risk-adjusted returns and to manage the Fund’s anticipated liquidity needs, the Fund expects to invest in:

(i)	Private Infrastructure Debt Investments; and

(ii)	Equities and Multi-Assets Investments, comprised of liquid investments, including cash, cash equivalents, U.S. government securities, listed debt securities (bonds), listed infrastructure securities and listed equities.

The Fund generally will not invest directly in Private Infrastructure Equity Investments or Private Infrastructure Debt investments that have their principal place of business in the People’s Republic of China.

Under normal market conditions, the Fund will concentrate its investments in securities of companies in the Energy Transition Industry. The Fund will not concentrate its investments in any other particular industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction. This policy is a fundamental policy of the Fund, and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

The Fund may invest Underlying Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of such Underlying Funds in determining compliance with the Fund’s concentration policy to the extent the Fund has sufficient information about such investments.

The Fund intends to apply for Co-Investment Exemptive Relief that will, if granted, permit the Fund to, among other things, co-invest with certain other persons, including certain affiliates of the Adviser and certain public and private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

The Adviser may in its sole discretion use derivatives or otherwise employ hedging techniques in an effort to manage risks associated with the Fund’s investments, including to protect against adverse movements in interest rates and reduce the impact of foreign currency volatility and the currency and/or interest rate risks associated therewith. There can be no assurance that the Fund will hedge when appropriate or choose the correct hedge if it does hedge.

Investment Process

General

The Adviser will seek to utilize MAM’s deep knowledge and resources, and specialized skills and experience, to source investment opportunities in Energy Transition Infrastructure Investments and apply a disciplined approach to the investment process. In particular, the Fund will seek to utilize the prior investment experience and capabilities of the Real Assets, Infrastructure Debt and Equities and Multi-Asset operating divisions of MAM. These teams have significant experience spanning selecting assets through fundamental bottom-up research, investment, management and portfolio strategy, and specific industrial expertise across development, technical and engineering, customer solutions and energy markets, business creation and growth. By actively managing the Fund to achieve the Fund’s investment objectives, the Adviser will seek to capitalize on these specialized skills and experience, and leverage MAM’s industry relationships and experience across energy markets, green analytics, technical engineering and business creation and growth.

The Adviser may, from time to time, delegate a portion of its authority as to certain categories of investments to one or more affiliated entities, subject to applicable law.

Private Infrastructure Equity Investments

The Fund intends to primarily gain exposure to Private Infrastructure Equity Investments indirectly through investments in Underlying Funds. The Underlying Funds are sponsored and controlled by investment managers and general partners that are unaffiliated with the Fund, the Adviser and Macquarie. MAM may be engaged to serve in a portfolio manager capacity to one or more of those Underlying Funds, and may be terminated from such role, in the sole discretion of the unaffiliated general partners. The Fund also may invest in Underlying Funds where a non-Macquarie entity serves as the portfolio manager entity. Investment opportunities in Underlying Funds are sourced and processed through a network of existing relationships with fund and asset managers worldwide and evaluated by the Adviser and its affiliates.

When MAM serves as the portfolio manager of an Underlying Fund, it generally will seek to participate in the management of the Private Infrastructure Equity Investments to create value with a view to capitalizing on MAM’s global sector expertise and enabling the Underlying Fund to benefit from the breadth of technical, project development, and operational experience within MAM. Through a combination of approaches, including the appointment of its nominees to boards and management committees, and through day-to-day operations and communication with personnel at each asset where MAM is the portfolio manager, MAM expects to identify and implement strategic and operational enhancements to the Private Infrastructure Equity Investments. For instance, the Fund expects that the Underlying Fund investments in Private Infrastructure Equity Investments may provide exposure to assets or companies in which MAM Managed Accounts, including the Fund, have a significant stake and MAM seeks to leverage its expertise and capabilities in an effort to contribute to the success of the investment, including by providing advice and guidance regarding key strategic, commercial and financial decisions. Private Infrastructure Equity Investments also may provide exposure to investments where MAM has a more limited role.

MAM will seek to create value by focusing on the following key areas in which MAM, through its Real Assets operating division, and its staff have expertise and/or experience:

•	Creating, growing and enhancing sustainable platforms – Establishing, investing in, managing, and optimizing companies that specialize in the development, construction and operation of sustainable infrastructure and energy projects. In pursuing these strategies, MAM will leverage the experience of its staff and their global relationships.

•	Partnerships across the relevant ecosystems – Engaging with policymakers, large energy users, utilities, and international energy companies to develop tailored solutions for commercial scale decarbonization projects.

•	Commercial structuring – Leveraging MAM’s experience in the broader energy complex to match supply and demand in the development of commercial arrangements for low and zero carbon products, in order to de-risk projects and enable greater deployment of sustainable assets at scale.

•	Consolidation of assets – Aggregation of multiple projects or portfolios, either directly or through existing platform investments, establishing consolidated oversight and management to realize operational efficiencies and economies of scale.

•	Investing across value chains – Understanding the interdependencies between components of a decarbonized energy system to structure and scale projects, drive optimal economics, and mitigate risks on a portfolio level. This may involve investing in multiple elements of a particular value chain whereby complementary exposures may provide implicit hedging or risk mitigation.

•	Complex situations – There are often complexities in transaction structures such that a limited number of parties have the required execution capabilities. This may involve separating a business unit from an existing corporate structure, including where appropriate by creating the structures, functions, processes and procedures to establish the asset as a standalone company.

•	Executing key strategic / transformational initiatives – Driving critical initiatives to support long-term value, including developing new financing structures and overseeing major capital expenditure projects.

•	ESG – Seeking to manage its portfolio for sustainable, long-term success is part of MAM’s broader responsibility to Investors, the businesses in which MAM invests and the communities in which they operate. MAM believes the achievement of this contributes to the long-term profitability and durability of these businesses.

When investing in Private Infrastructure Equity Investments in the Energy Transition Industry, MAM’s Real Assets division will leverage the expertise of MAM Green Investments Team, its dedicated sector coverage team. The team consists of approximately [___] green sector professionals and has significant investment, management and portfolio strategy experience, and specific industrial expertise across development, technical and engineering, customer solutions and energy markets, business creation and growth, and green analytics. The team has invested more than $[__] billion into the energy transition sector since 2005,1,2,3 completing [__] acquisitions, including [__] realizations.2,3

The Fund also may access Private Infrastructure Equity Investments directly, including in co-investment transactions alongside MAM Managed Accounts.

1.	Refers to the experience of MAM and MAM Green Investments Team. MAM has been investing in renewables since 2005. Inclusive of MAM Green Investments Team’s history operating as the Green Investment Bank (“GIB”) and as a division of Macquarie Capital, a division of Macquarie Group, where they invested Macquarie balance sheet capital. GIB was established in 2012 and acquired by Macquarie in 2017.

2.	As of [_____], 2024. Includes committed capital. Distributions include recallable distributions and rebates. Unrealized committed capital from investments made by the Macquarie balance sheet may vary due to foreign exchanges rate fluctuations in different reported currencies.

3.	Combining principal investments structured by MAM’s Green Investments Team and its predecessors, including GIB and Green Investment Group within Macquarie Capital, and all investments made by funds managed by Macquarie, where MAM has made a conclusive determination that the requirements of the MAM Green Investment Team’s Green Investment Policy have been met, from November 2012 to [____], 2024, subject to the MAM Green Investments Team’s Green Reporting Criteria (available at https://www.greeninvestmentgroup.com/assets/gig/who-we-are/green-impact-governance/Green%20impact%20reporting%20criteria_May24.pdf).

Private Infrastructure Debt Investments

The Adviser takes a risk-driven fundamental credit analysis approach to all Private Infrastructure Debt Investments which aims to identify opportunities where the Adviser believes that the return achieved compares favorably to the risk taken. The Adviser believes this can be achieved through active involvement in the infrastructure and green energy market, leveraging the reputation and relationships of both the Infrastructure Debt operating division of MAM and MAM more broadly, engaging early in the debt origination process, providing borrowers with a professional lending platform, delivering strong execution capabilities and benefiting from MAM’s considerable experience in infrastructure and renewable energy lending, structuring and asset management capabilities.

The Adviser will seek to generate strong deal flow by leveraging:

•	the infrastructure and renewable energy investing and advisory experience of the members of MAM’s Infrastructure Debt Team who will have primary responsibility for managing the Fund’s Private Infrastructure Debt Investments, subject to the supervision and oversight of the Investment Committee;

•	the Infrastructure Debt Team’s depth of knowledge of borrower motivations for funding and lending structures and a flexible and innovative approach to structuring of lending transactions; and

•	the external reputation of both the Infrastructure Debt Team and MAM and relationships generated by MAM as a leading participant in the infrastructure sector.

The Adviser will apply a disciplined approach to the investment process characterized by robust and detailed due diligence of proposed borrowers and incorporation of the Infrastructure Debt Team’s broad infrastructure and renewable energy debt experience in sourcing investment opportunities.

Once invested, the Adviser will take an active approach to ongoing management of all positions by proactively monitoring borrower compliance with obligations specified in loan agreements and actively engaging with, including making recommendations where appropriate, any broader lender group where it is necessary to take lender actions to protect the Fund’s interests.

Equities and Multi-Asset

The Equities and Multi-Assets portion of the portfolio consists of a multi-asset mix of liquid investments, including cash, cash equivalents, U.S. government securities, listed debt securities (bonds), listed infrastructure securities and listed equity securities. Members of MAM’s Global Multi-Asset team and specialist fixed income and equity teams across MAM’s Equities and Multi-Asset and Credit platforms will have primary responsibility for managing the Fund’s Equities and Multi-Assets portfolio (the “Equities and Multi-Asset Team”), subject to the supervision and oversight of the Investment Committee.

The Equities and Multi-Asset Team’s philosophy to investing stems from three key beliefs:

•	Financial markets are changing at an accelerating pace, creating more frequent mispricing of asset classes. By understanding major market drivers and dynamics, the team believes they can add value through asset allocation assessments.

•	Disciplined and structured active asset allocation can capitalize on these opportunities. By taking dynamic views and using a diversified asset allocation framework, the team seeks to invest in the most attractive asset classes with respect to their views in a risk-controlled manner.

•	The team’s mission is to create diversified portfolios that look to generate attractive risk-adjusted returns over full market cycles. Investing across a wide universe of liquid assets like global equities, fixed income, currencies, and commodities allows the team to seek to capture strong upside returns while remaining diversified.

The Equities and Multi-Asset Team utilizes a vast amount of research tools (ranging from fundamental over technical, to machine learning models), focusing on top-down from an asset allocation perspective, but also informing the top-down views by maintaining a close dialogue with the in-house bottom-up security selection specialist. The Equities and Multi-Asset Team has clear macro views, with insights culled from team specialists whose expertise and coverages span global markets. The Equities and Multi-Asset Team takes a systematic, relative-value approach when assessing opportunity and setting tactical allocation. The Equities and Multi-Asset Team strongly believes that fundamental analysis carried out by investment professionals is key to delivering strong results. Selecting the most promising asset classes in a portfolio context right from the beginning rather than deriving asset allocation without factoring in risk and return considerations at the portfolio’s level is crucial to achieve investment results. Actively picking the right market exposures and blending them in a disciplined quantitative portfolio construction process can lead to attractive risk-adjusted returns over the medium and the long term. Hence, the Equities and Multi-Asset Team sees risk management as an integral part of portfolio construction and not as a competing force when allocating a portfolio.

Against this backdrop, multi-asset research is much more than just combining isolated views from specific asset class and/or macro analysts. Research in behavioral finance has shown that an asset class portfolio manager’s strong focus might lead them to always prefer their own asset class. The Equities and Multi-Asset Team believes that multi-asset research should be carried out by multi-asset specialists instead of stock-pickers for specific asset classes or subsectors. To further enhance the risk/return profile of the proposed multi asset solution, the Equities and Multi-Asset Team focuses on asset allocation themes which it believes might gain even more importance going forward. Global demographic and secular megatrends such as urbanization, growing population, infrastructure renewal and sustainable development are driving significant demand for real assets. The Equities and Multi-Asset Team believes that real assets are an under-researched and still under-invested segment of global markets, and so the Equities and Multi-Asset Team believes in the power of taking a collaborative, active approach to assessing these global markets.

Temporary Strategies

In response to unfavorable market conditions, the Fund may make temporary investments in fixed income securities, traded infrastructure asset securities, cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

Sustainability

Sustainability Approach. The Adviser incorporates sustainability considerations into its investment decision making. There are three components to the Adviser’s sustainability approach:

•	The Fund will generally target investments that have the potential to contribute to, or thematically align with, at least one of five “Green Purposes,” as a measure of its contribution to facilitating the transition to new, more efficient and lower carbon economy and energy sources, as well as the increasing electrification or decarbonization of products that have traditionally relied on fossil fuels. The Green Purposes are a set of five positive environmental goals developed to define the green impact of investments made by the MAM Green Investments Team within MAM Real Assets operating division. The five Green Purposes are: (i) reduction of greenhouse emissions; (ii) advancement of the efficiency in the use of natural resources; (iii) protection or enhancement of the natural environment, (iv) protection or enhancement of biodiversity; and (v) promotion of environmental sustainability.

•	The Fund has an investment level “theory of change,” which is to create new green infrastructure assets that seek to contribute positively to at least one of the five Green Purposes, through application of the MAM Green Investment Team’s Green Investment Policy (available at https://www.greeninvestmentgroup.com/assets/gig/who-we-are/green-impact-governance/Green%20Investment%20Policy%202023.pdf), or improve the sustainability characteristics of operational green infrastructure assets with interventions by the Fund and/or its affiliates.

•	ESG risks will be assessed to other environmental or social objectives in seeking to ensure they can be avoided and/ or mitigated over the Fund’s holding period. Opportunities to enhance the ESG performance of each portfolio company will also be considered.

The MAM Sustainability Team, including its Green Analytics team, will provide direct analysis and advice to the Fund’s Investment Committee in respect of the sustainability assessment of direct Private Infrastructure Equity Investments and Private Infrastructure Debt Investments and the contribution towards the “Green Purposes.” For Equities and Multi-Asset investments, the Green Analytics team is involved in setting the investment strategy to allow thematic alignment to the Green Purposes and will conduct periodic reviews of the strategy.

Direct Private Infrastructure Equity Investments and Private Infrastructure Debt Investments. The Adviser will conduct detailed pre-investment ESG and green due diligence on direct Private Infrastructure Equity Investments and Private Infrastructure Debt Investments in accordance with the Adviser’s sustainability approach.

Prior to the investment decision, the results of ESG due diligence and impact assessments, including a “Green Opinion” provided by the Green Analytics team, are presented to the Investment Committee. The Green Opinion will set out whether a potential investment:

•	Is expected to be an Energy Transition Investment or a Developing Energy Transition Investment (i.e., is the investment in a target sector and likely to contribute to at least one of the five Green Purposes?). [f not, the investment will not be made.

•	Is expected to deliver impact, through investment-level theory of change (i.e., does the investment meet the requirements of the Green Investment Policy, or have the potential for manager-level interventions through changes that the Fund or its affiliates can implement?). If not, the investment will not be characterized as having an investment-level theory of change.

After the investment is made, the Green Analytics Team will monitor the investments and its contribution to its defined theory of change.

Sustainability risks are integrated into the Adviser’s investment decisions and are taken into account throughout the investment process in accordance with the ESG Policy for MAM’s investment activities across infrastructure, renewables, real estate, agriculture, transportation finance and infrastructure debt (“ESG Policy”), which applies to the Fund. The ESG Policy outlines MAM’s responsible investment approach and provides a robust framework for embedding ESG risk management into MAM’s business activities.

Sustainability risk analysis is a fundamental component of the investment process and is the responsibility of the relevant investment team, Sustainability Team, the MAM Risk Team and the relevant investment committee when making investment decisions and the relevant investment committee when making investment decisions.

Screening	Due Diligence	Investment Decision	Transition (Equity only)	Asset Management	Exit (Equity only)
Assets and management teams are screened for ESG-related red flags and opportunities and subject to sensitive sector, practice or impact escalation.	ESG risks and opportunities are assessed – aided by tools, expertise and frameworks – and factored into the financial analysis, where material.	Material ESG risks, opportunities and mitigants evaluated by the investment committee as part of all investment approvals	Identified ESG strategies and improvements resourced, implemented and tracked as part of transition plan	Ongoing ESG oversight, engagement and enhancement facilitated through non-executive directors (NEDs) with support from in-house specialists.	ESG advantages and opportunities integrated into the realization process to ensure optimal valuation

MAM’s approach is materiality-based. MAM places emphasis on those sustainability risks that are considered most important and meaningful to each business and its community given the industry and type of asset, its physical location, legal jurisdiction, stage in the asset cycle, as well as asset-specific risks that are identified as a result of MAM’s rigorous due diligence process.

The Adviser considers a broad range of sustainability risks in assessing potential investments and in ongoing asset management. The Adviser will assess sustainability risks identified in due diligence and the ability, through governance rights, to influence the management of those issues. In seeking to address all relevant risks, the relevant investment teams use comprehensive due diligence checklists and have access to tools to support them in their analysis of ESG risks. In addition, the MAM Risk Team is responsible for ensuring all operational risks, including ESG risks, are identified and managed appropriately. Reporting to the MAM Chief Risk Officer, the team is independent and supported by specialist expertise within the MAM business, including the Sustainability Team, and Macquarie’s Risk Management Group.

In the event that a direct investment is a co-investment transaction alongside another MAM Managed Account, the Adviser may rely on another MAM investment adviser’s consideration of sustainability risks and will not conduct separate analyses for such investments.

Equities and Multi-Asset. An established screening approach will be adopted in seeking to ensure thematic alignment to the Green Purposes. The investment criteria are designed to select companies that are expected to derive significant revenues from products and services that contribute to production of energy from renewable sources like wind and solar, providing thematic alignment to greenhouse gas reduction (one of the five Green Purposes). For the assessment of ESG risks, security selection and portfolio construction is informed by an assessment of each issuer’s exposure to ESG risks and opportunities. The Green Analytics Team will conduct periodic review of the strategy.

In addition, the Equities and Multi-Asset Team applies a screen to exclude the following types of issuers on the basis that they may harm environmental and/or social objectives:

•	companies with turnover of more than 10% from the production and/or distribution of military hardware;

•	companies involved in the production and/or distribution of anti-personnel mines, cluster munitions, nuclear weapons, chemical weapons and biological weapons (being any company where publicly available information clearly demonstrates that such company is actively and knowingly involved in the production and/or distribution of such weapons);

•	companies with turnover of more than 5% from the production of tobacco;

•	companies with turnover of more than 30% from the production and/or distribution of coal; and

•	companies that are flagged for serious violation of the UN Global Compact, based on data from third party data providers, without indication that such company is able to resolve the violation in due course.

Similarly, the Equities and Multi-Asset Team also will identify sovereign issuers that do not meet the Fund’s criteria and will use all reasonable efforts to ensure that the Fund does not invest in the following types of sovereigns:

•	nations which, according to Amnesty International, have executed more than one death penalty per million inhabitants on average over the past three years; and

•	nations with serious violations of democratic and human rights which have a status of “Not free” based on the Freedom House Index.

Corporate and sovereign issuers will be reviewed, on an ongoing basis, against the foregoing exclusion categories, and the Equities and Multi-Asset Team will seek to divest from any corporate or sovereign issuer that is found to fall within any such category.

The Adviser expects that the exclusion screen will have the effect of reducing the Fund’s investible universe by approximately 0 to 5%.

Sustainability risks also are integrated into the investment decisions of the Equities and Multi-Asset Team and will be taken into account throughout the investment process in accordance with the Equities and Multi-Asset Team’s ESG framework as illustrated below.

To supplement its fundamental analysis, the Equities and Multi-Asset Team has access to specialized external ESG research, governance, and proxy analysis, as well as internal ESG resources including sustainability risk profiles and adverse sustainability impact metrics. Where the Equities and Multi-Asset Team determines ESG factors to be relevant, it considers them.

The Equities and Multi-Asset Team is supported in its application of the ESG framework by the Sustainability Team. The Sustainability Team is responsible for setting the overall sustainability strategy and ESG framework and providing specialist expertise on Sustainability risks.

Inherent to the investment team’s identification and assessment of securities is an in-depth analysis of economic, competitive, and other factors that may influence future revenues and earnings of the issuer of the securities. Sustainability risks that have been identified as material are included as part of this analysis.

*            *            *

There can be no assurance that the Fund’s investment program will be successful, or that the Fund’s portfolio design and risk management strategies will be successful.

Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”

THE OFFERING

Description of Units

The Fund is a limited liability company organized under the laws of the state of Delaware. The Fund is authorized to issue an unlimited number of Units, which, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Each dollar of net asset value of a Unit has one vote at all meetings of Investors. Each Investor will have the right to cast a number of votes based on the net asset value of such Investor’s Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors. On each matter submitted to a vote of Investors, unless the Board of Directors determines otherwise, all Units of all classes shall vote as a single class, except if a separate vote of any class is required by the 1940 Act or other applicable law or attributes applicable to a particular class, or if a matter affects only the interests of a particular class. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Except as otherwise disclosed above, all Units are equal as to dividends, assets and voting privileges and have no preemptive or other subscription rights or exchange privileges. Under certain circumstances, Units may be converted from one class of Units to another class of Units. The net asset value of the Units of the class received upon any such conversion will equal the net asset value of the converted Units on the date of the conversion without the imposition of any sales load, fee, or other charge. Investors are not liable for further calls or assessments. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—General Risks—Limitations on Transferability; Units Not Listed; No Market for Units.”

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units. Any change in the Fund’s fundamental policies (meaning those denominated as such) may be authorized only by the vote of (a) 67% or more of the voting securities present at an Investors’ meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of each class of Units of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund, proportionately in accordance with the net asset value of the Investor’s Units of the Fund.

Eligible Investors

Units will be offered only to Eligible Investors. This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of a person or entity that is both an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and a “qualified client,” as defined in Rule 205-3 under the Advisers Act. An “accredited investor” includes, among other Investors: (i) a natural person who has a net worth (or a joint net worth with that person’s spouse) immediately prior to the time of purchase of more than $1 million, and (ii) certain legal entities with total assets exceeding $5 million. In calculating “net worth,” a prospective Investor must: (i) exclude the fair market value of its primary residence; (ii) count as a liability any indebtedness secured by its primary residence in excess of its fair market value; and (iii) count as a liability any indebtedness secured by its primary residence in the 60 days prior to subscribing for Units, unless such indebtedness was incurred as a result of the acquisition of the Investor’s primary residence. A “qualified client” includes, among other Investors, Investors with a net worth (in the case of a natural person, either as an individual or with assets held jointly with a spouse) of more than $2.2 million, excluding the value of the primary residence of such person and any debt secured by such property (up to the current market value of the residence). The criteria for qualifying as an “accredited investor” and a “qualified client” are set forth in the Investor Application. Certain Sub-Placement Agents may impose stricter Investor eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements). Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase. In addition, Units are only being offered to persons or entities that are United States persons, as determined for U.S. federal income tax purposes.

Class S Units may be purchased by any Eligible Investor. Class D Units may be purchased through (i) asset-based fee programs (i.e., wrap accounts) that provide access to Class D Units, (ii) participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Units, (iii) transaction/brokerage platforms at participating broker-dealers, (iv) certain registered investment advisers, and (v) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. Class I Units may be purchased (i) through asset-based fee programs (i.e., wrap accounts) that provide access to Class I Units, or (ii) directly from the Fund.

Class D Units will be sold subject to a sales load of up to [___]% of the purchase amount and Class S Units will be sold subject to a sales load of up to [___]% of the purchase amount. For some Investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to Sub-Placement Agents participating in the offering. An Investor’s financial intermediary may impose additional charges on purchases of Units of the Fund. Investors should consult their Sub-Placement Agent for additional information. Purchasers of Units in conjunction with certain “wrap” fee, asset allocation or other managed asset programs may purchase Class D Units or Class I Units to the extent made available by the Investor’s wrap account program.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Investor. As a result, Investors will need to provide the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.

Purchase Procedures

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete an Investor Application and certify that the Units being purchased are being acquired by an Eligible Investor. Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts’ being invested in the Fund, in accordance with Rule 15c2-4 under the Exchange Act. The purchase amount will be released from the escrow account once the Investor’s order is accepted. If available funds and the application are not received and accepted by the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

Investment Minimums

Generally, the minimum initial investment in each of the Fund’s classes of Units is $50,000, which minimum may be reduced in the Adviser’s sole discretion (but not below $25,000). The minimum additional investment in each class of the Fund’s Units is $[10,000]. For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to repurchase or redeem any Units. No public market for Units exists, and it is not anticipated that a market will develop. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

The Fund may, from time to time, provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will be on the applicable Tender Offer Expiration Date (defined below). Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until after that date.

In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, tax and economic factors. The Adviser anticipates that, generally, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur at the value of Units determined as of each Tender Offer Valuation Date—that is, March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to no more than 5% of the net assets of the Fund. Each repurchase offer generally will commence approximately 60 days prior to the applicable Tender Offer Valuation Date and expire at least 20 business days after commencement (the “Tender Offer Expiration Date”). Investors tendering Units for repurchase must do so on or before such date. The Fund will provide payment with respect to at least 95% of the repurchase offer proceeds no earlier than 60 days, but within 65 days, of the Tender Offer Expiration Date of each repurchase offer, and may hold back up to 5% of repurchase offer proceeds until after the completion of the Fund’s audit for the fiscal year in which the applicable repurchase is affected. Any such proceeds that are held back will be paid no later than five business days after the completion of such audit. Investors whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Directors will consider the following factors, among others:

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs, if any, associated with disposing of the Fund’s interests in Underlying Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the availability of information as to the value of the Fund’s investments in Underlying Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser.

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Investors. When the Board of Directors determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the Fund’s most recently available net asset value per Unit by contacting the Adviser during the period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund generally will repurchase a pro rata portion of the Units tendered by each Investor; however, the Fund may, but is not obligated to, take any other action as permitted by applicable law and the LLC Agreement, such as (i) increasing the number of Units to be repurchased in accordance with Rule 13e-4 under the Exchange Act; or (ii) extending the repurchase offer, if necessary, and increasing the amount of Units that the Fund is offering to purchase. As a result, in any particular repurchase offer, tendering Investors may not have all of their tendered Units repurchased by the Fund. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Board determines that such repurchase would be in the interests of the Fund.

The Adviser anticipates that the Fund’s first repurchase offer will coincide with the Fund’s completion of its first full fiscal quarter of operations, such that the repurchase offer will value, and the repurchase will occur, as of the last business day of that quarter. Units tendered for repurchase will be treated as having been repurchased on a “first in–first out” basis.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the Tender Offer Expiration Date.

The Fund will not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. The early repurchase fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Investors. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Units will be repurchased by the Fund after the Management Fee, the Performance Fee and the Distribution and/or Servicing Fee have been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee, the Performance Fee and Distribution and/or Servicing Fee for the quarter in which Units are to be repurchased are deducted before effecting the repurchase).

Each tendering Investor will receive an amount in cash equal to the net asset value, as of the respective Tender Offer Valuation Date, of the Investor’s tendered Units. Payment for tendered Units will be made as promptly as practicable (generally expected to be approximately 35 days) after the applicable Tender Offer Valuation Date. If the Fund’s repurchase procedures must be revised in order to comply with regulatory requirements, the Board of Directors will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above.

As described above, although not expected, in certain circumstances, a tender offer may not be recommended or effectuated at historical amounts or at all.

Substantial requests for the Fund to repurchase Units could require the Fund to liquidate, or withdraw or redeem from, certain investments earlier than the Adviser would have desired in order to meet the repurchase requests. Such liquidations, redemptions or withdrawals may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates and, accordingly, may increase the Fund’s expenses as a percentage of its net assets. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor’s investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained. The Fund also may repurchase all of the Investor’s Units in the Fund.

The Fund may, at any time, repurchase from Investors involuntarily Units at the then-current net asset value in accordance with the LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder. In the event that the Adviser or any of its affiliates holds Units in the capacity of an Investor, the Units may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.

Each Investor and transferee is required to pay all costs and expenses, including, without limitation attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (including indirectly through its investments in Underlying Funds) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage by the Fund, Underlying Funds or portfolio companies is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of investments and Underlying Funds, the allocation of offering proceeds thereto and the performance of the investments and Underlying Funds.

Market Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s investments in Underlying Funds and the Fund’s underlying investments, which may become more difficult to value. In addition, turbulence and reduced liquidity in financial markets may negatively affect Underlying Fund Managers, Underlying Funds and issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or market may adversely impact issuers in a different country, region or market. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and the aggressive measures taken in response by governments and businesses; geopolitical risks such as those arising from Russia’s invasion of Ukraine, the Israel-Hamas war and other geopolitical conflicts; and economic consequences occasioned by fiscal tightening, widespread inflation and attempts to contain it, and possible recession in various countries. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including steep stock market declines and rising bond yields.

Limited or No Operating History. The Fund will have no performance history that Investors can use to evaluate the Fund’s investment performance. In addition, substantially all of the Underlying Funds will be newly organized and have limited or no operating histories upon which to evaluate their performance; the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Underlying Funds will be limited. Moreover, even to the extent an Underlying Fund has a longer operating history, the past investment performance of any of the Fund’s investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such Underlying Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Underlying Fund that may not be independently verified.

Available Information. The Adviser monitors the performance of its investments and Underlying Funds, as well as other pertinent developments regarding the investments and Underlying Funds. The availability of certain information, however, may be limited due to the lack of transparency associated with certain investments, Underlying Fund Managers, Underlying Funds or strategies.

Limitations on Transferability; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the LLC Agreement, as amended or supplemented and restated, from time to time, and is affected by restrictions imposed under applicable securities laws. Units are not listed on any securities exchange or traded on any public or other market. No market currently exists for Class S, Class D or Class I Units, and it is not anticipated that a market will develop. Although the Adviser and the Fund expect to recommend to the Board of Directors of the Fund that the Fund offer to repurchase no more than 5% of the net assets of the Fund quarterly, no assurances can be given that the Fund will do so. Consequently, Class S, Class D and Class I Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed for long-term Investors. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not listed on any securities exchange or traded on any public or other market and are subject to substantial restrictions on transferability. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Repurchase Risks. To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. There will be a substantial period of time between the date as of which Investors must submit a request to have their Units repurchased and the date that such Units are valued and that they can expect to receive payment for their Units from the Fund. The Fund may hold back up to 5% of repurchase offer proceeds until after the completion of the Fund’s audit for the fiscal year in which the applicable repurchase is affected. Investors whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase.

The Fund is not able to guarantee liquidity to Investors through repurchase offers, as the Fund may be limited in its ability to liquidate its holdings in Underlying Funds to meet repurchase requests. Repurchase offers principally will be funded by cash, cash equivalents or borrowings, as well as by the sale of certain liquid securities. Accordingly, the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Underlying Funds or other investments and is not able to do so in a timely manner.

The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.

Substantial requests for the Fund to repurchase Units could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases. This could have a material adverse effect on the value of the Units. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. Finally, actions undertaken to obtain cash to fund a repurchase may lead to the recognition of taxable income or gain for Investors that is disproportionately large to their participation (if any) in the applicable repurchase. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

Distributions In-Kind. The Fund generally expects to offer to repurchase a specified portion of the outstanding Units quarterly. See “Repurchases of Units and Transfers.” However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive, or that the Adviser may elect to have the Fund receive, distributions in-kind from an Underlying Fund of securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to act in the best interests of the Fund, which may under the circumstances include disposing of these securities, making a distribution in-kind to Investors or holding these securities. The Fund itself also may hold securities directly that are illiquid or difficult to value. In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. In the event that the Adviser determines to hold these securities, the securities will remain subject to market risk until sold. Alternatively, the Adviser may determine to sell these securities in the secondary market; however, the Adviser may not be successful in its attempts to do so or may sell at a disadvantageous price.

Affiliated Transaction Restrictions. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any directors or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may, from time to time, engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make. Furthermore, the Fund and the Adviser intend to apply for Co-Investment Exemptive Relief to allow the Fund and certain MAM Managed Accounts, each of whose investment adviser is the Adviser or an investment adviser controlling, controlled by or under common control with Macquarie Group, to participate in negotiated co-investment transactions in which doing so is consistent with the Fund’s investment objective and strategies as well as regulatory requirements and other pertinent factors, and pursuant to the conditions thereof.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund and Investors could be adversely affected to the extent investment opportunities are allocated to other investment vehicles managed or sponsored by, or affiliated with, the Fund’s executive officers, directors and members of the Adviser. The Fund might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates. The Adviser seeks to treat all clients fairly and equitably over time such that none receives preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Legal and Regulatory Risks. Legal and regulatory changes that could occur during the life of the Fund may substantially affect the Fund and Underlying Funds and such changes may adversely impact the performance of the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and Underlying Funds has undergone substantial change in recent years and such change may continue. Greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight also can impose administrative burdens and costs on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments established financial oversight standards and resulted in significant revisions to the U.S. financial regulatory framework and the operation of financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the comprehensive regulation of the over-the-counter derivatives market, the identification, monitoring and regulation of systemic risks to financial markets and the regulation of proprietary trading and investment activity of banking institutions. The continued implementation of the Dodd-Frank Act and other similar and follow-on regulations could affect, among other things, financial consumer protection, proprietary trading, registration of investment advisers and the trading and use of derivative instruments and, therefore, could adversely affect the Fund and the Underlying Funds. There can be no assurance that such regulation will not have a material adverse effect on the Fund and the Underlying Funds, increase transaction, operations, legal and/or regulatory compliance costs, significantly reduce the profitability of the Fund or impair the ability of the Fund and the Underlying Funds to achieve their investment objectives.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the White House implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Underlying Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Underlying Funds. In addition, by investing in the Underlying Funds through the Fund, in addition to bearing a portion of the Management Fee, the Performance Fee and other expenses of the Fund, an Investor in the Fund also will indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds (subject to the limited Management Fee reduction described below). In addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Underlying Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Underlying Funds and the Fund generally. As a result, an Underlying Fund with positive performance may receive compensation from the Fund, even if the Fund’s overall returns are negative. The operating expenses of an Underlying Fund may include, organizational and offering expenses; the cost of investments, including broker-dealer expenses; administrative, legal and internal and external accounting fees; research and other diligence-related expenses; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote. The Fund intends to hold certain interests, including in Underlying Funds, in non-voting form in order to avoid becoming (i) an “affiliated person” within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Fund generally seeks to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment to below a certain level. The Fund may irrevocably waive its rights (if any) to vote its interest in a portfolio company or an Underlying Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote securities, the Fund will not be able to vote on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on a portfolio company or an Underlying Fund could be diminished, which may consequently adversely affect the Fund and its Investors. The waiver arrangement should benefit the Fund, as it will enable the Fund to acquire more interests that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” within the meaning of the 1940 Act.

Non-Diversified Status. The Fund is a “non-diversified” management investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.

Dilution from Subsequent Offering of Units. The Fund may accept additional purchases of Units as of the first business day of each calendar month. Additional purchases will dilute the indirect interests of existing Investors in the Fund’s portfolio securities prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent investments underperform the prior investments.

Valuation of the Fund’s Investments. The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Fund’s Valuation Designee, and has assigned to the Adviser general responsibility for determining, in accordance with the Valuation Procedures, the value of the Fund’s investments. In that role, the Adviser has established a valuation committee (the “Valuation Committee”) that oversees the valuation of the Fund’s investments pursuant to the Valuation Procedures. The Valuation Committee meets on a monthly basis and reports to the Board on a quarterly basis.

The Fund may make investments in, or receive as proceeds, assets for which it is difficult or impossible to obtain an accurate independent valuation (including, without limitation, due to the absence of readily ascertainable market values and comparables, and limited sources of useful valuation information). Assets will be valued pursuant to the Valuation Procedures. However, this involves a degree of judgment and may not always prove accurate. Such valuations may not reflect the price that the Fund would have received had their underlying investments actually been liquidated. There can therefore be no assurance that the valuations will, in fact, represent the actual value of the investments or the amounts that could at such time, or may ultimately, be realized with respect to the investments.

Due to such uncertainty as to valuation, Investors who redeem their Units at any given time may receive a redemption price that may reflect a net asset value that is substantially greater or lesser than that which they would have obtained had the Fund actually been liquidated as of such date, with such disparity accruing to the benefit or detriment of Investors who did not obtain the repurchase of their Units at such time. Similarly, Investors that are issued new Units at any given time may receive a greater or lesser number of Units for their respective contributions if the net asset value is substantially greater or lesser than the Fund’s actual liquidation value as of such date. Any Investors that are issued new Units may be required to bear liabilities incurred by the Fund or Underlying Funds prior to the date of their respective admissions to the Fund. In the event a number of existing Investors redeem all or a portion of their Units, such liabilities may concentrate and become significant.

Instances of fraud and other deceptive practices committed by the management of certain underlying assets may undermine due diligence efforts with respect to such assets, and if such fraud is discovered, negatively affect the valuation of Fund’s investment. In addition, when discovered, financial fraud may contribute to overall market volatility which can negatively impact the Fund’s investment program.

The valuation of the Fund’s investments in Underlying Funds ordinarily is determined based upon valuations provided by the Underlying Funds. The Underlying Funds may invest in certain securities and other financial instruments that do not have readily ascertainable market prices, and will be valued by the respective Underlying Fund Managers. In this regard, an Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. As part of its process for evaluating an Underlying Fund for purchase, the Adviser reviews the Underlying Fund’s valuation process and related controls; however, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established the Valuation Committee to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures. Moreover, neither the Valuation Committee nor the Adviser may have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund.

An Underlying Fund’s information could be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Fund to sell, withdraw or redeem its interests in such an Underlying Fund, the Fund may be unable to sell, withdraw or redeem such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Underlying Fund’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee, in its sole discretion, may determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Underlying Funds could have a material adverse effect on the Fund if the Underlying Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Valuations Subject to Adjustment. The valuations reported by the Underlying Funds based upon which the Fund determines its month-end net asset value and the net asset value of each class of Units may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Underlying Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Underlying Funds or revisions to the net asset value of an Underlying Fund adversely affect the Fund’s net asset value, the value of the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Exchange Act and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Indemnification of Underlying Funds, Underlying Fund Managers and Others. The Fund may agree to indemnify certain of the Underlying Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Underlying Funds. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected.

Deployment of Capital. In light of the nature of the Fund’s continuous offering monthly in relation to the Fund’s investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if the Fund has difficulty identifying and investing in investments on attractive terms, there could be a delay between the time it receives net proceeds from the sale of Units and the time the Fund invests the net proceeds in its investments. The Fund may also, from time to time, hold cash pending deployment into investments, which cash may at times be significant, particularly at times when the Fund is receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be invested in money market accounts or other similar temporary investments.

In the event the Fund is unable to find suitable investments such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for an Investor’s investment to realize its full potential return and could adversely affect the Fund’s ability to pay regular distributions of cash flow from operations to Investors. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and Investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event the Fund fails to timely invest the net proceeds of sales of Units, the Fund’s results of operations and financial condition may be adversely affected.

Broken Deal Expenses. The Adviser may expend significant resources and may incur significant costs in relation to a potential investment for the Fund which does not proceed to completion. Such costs will be borne by the Fund and may not necessarily be recoverable, particularly if the Fund’s bid for the investment is unsuccessful or if the investment is not completed in full for any other reason.

Complexity. The Fund’s investments may be governed by complex contractual arrangements which may, in case of legal dispute, lead to enhanced legal costs due to the nature and complexity of the agreements concerned.

Concentration of Investments. The number of investments made by the Fund will be limited and, consequently, the Fund’s returns may be substantially affected by the unfavorable performance of a single portfolio investment or Underlying Fund. In addition, the Underlying Funds also may be concentrated in a limited number of investments and/or exclusively or primarily in a particular asset type or category, which may reduce the overall diversification of the Fund’s portfolio and increase risk.

Distributions. The Fund depends on distributions from Underlying Funds and portfolio companies out of their earnings and cash flows to enable the Fund to make distributions to the Investors. Although some investments may generate operating income, the full return of capital and the realization of gains, if any, will generally occur only upon the partial or complete disposal of an investment. Additionally, income from some investments will not be realized until a number of years after they are made. Prospective Investors should therefore be aware that they may be required to bear the financial risk of their investment for an indefinite period of time.

The ability of investment vehicles to make distributions or pay dividends will be subject to various limitations, including, among other things, laws limiting the amount of funds available for the payment of dividends or distributions, and the terms and covenants of any relevant outstanding indebtedness, contract or agreement. For example, tests (based on interest coverage or other financial ratios, delinquency levels or other criteria) may restrict the distribution of cash flow from these investments. There can be no assurance any such performance tests will be satisfied. Also, such investment vehicles may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower.

Financing providers will often receive current payments of principal and interest from financed assets at times when the factors enumerated above preclude distributions to the Fund. In addition, a decline in the credit quality of a portfolio investment due to poor operating results, declines in the value of the collateral supporting such portfolio investment or increases in defaults, among other things, may force investment vehicles to sell financed assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to the Fund for distribution to the Investors.

Risks Related to the Adviser

Management Fee. The Management Fee shall be paid to the Adviser monthly in arrears. The Fund may incur borrowings and reduce distributable proceeds in order to pay the Management Fee. Any such borrowings may be on commercial terms and rates.

Performance Fee. The Performance Fee may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than in the absence of the Performance Fee. The Performance Fee is based on both realized as well as unrealized appreciation; therefore, the Performance Fee may be greater than if it were based only on realized gains.

The Performance Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value, thereby reducing the net asset value of the Fund and the Units. The repurchase price received by an Investor whose Units are repurchased in a repurchase offer will reflect a Performance Fee accrual if the Fund has experienced positive performance through the date of repurchase. However, the Fund will not accrue a Performance Fee for any period unless it has fully recovered any cumulative losses from prior fiscal periods. This is known as a “high water mark.” A Performance Fee accrual may subsequently be reversed if the Fund’s performance declines. No adjustment to a repurchase price will be made after it has been determined.

When Units are repurchased in a repurchase offer, or the Fund pays a dividend or a distribution, the amount of any cumulative loss will be reduced in proportion to the reduction in the Fund’s assets paid in respect of such repurchase or in respect of such dividend or distribution. The amount of any cumulative loss incurred by the Fund, however, will not be increased by any sales of Units (including Units issued as a result of the reinvestment of dividends and distributions). Consequently, as the number of outstanding Units increases, the per-Unit amount (but not the dollar amount) of a cumulative loss will be reduced. As a result, if an Investor does not reinvest its distributions, the benefits that such Investor would receive from a cumulative loss (if any) will be diluted. This means that an Investor’s investment may bear a higher percentage Performance Fee than it otherwise would.

The application of the Performance Fee may not correspond to a particular Investor’s experience in the Fund because aggregate cumulative appreciation is calculated on an overall basis allocated equally to each outstanding Unit. An Investor may not owe a Performance Fee on its investment, even though the value of its investment has increased. For example, if an Investor were to acquire Units after the Fund’s investments resulted in a cumulative loss, the Investor would not owe a Performance Fee until sufficient gains have been achieved to exceed such losses, despite the fact that the Investor will have experienced aggregate cumulative appreciation in respect of its Units. Conversely, an Investor may owe a Performance Fee on its investment, even though the value of its investment has declined. For example, if an Investor were to acquire Units at a time when the Fund had Total Return to date for the Reference Period of [___] in excess of the high water mark, but at the end of the Reference Period the Fund had Total Return of only [___] in excess of the high water mark, the Investor would owe a Performance Fee despite the fact that the value of its investment declined. In addition, when Units are issued at a net asset value reduced by the accrued Performance Fee, and such accrued Performance Fee is subsequently reversed due to investment losses, the reversal will be allocated equally among all outstanding Units (increasing the net asset value per Unit), including those Units whose purchase price had not itself been reduced by the accrued Performance Fee being reversed.

Payment of Management and Performance Fees in Units.  The Fund intends to apply for exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of the Management Fee and the Performance Fee in Units in lieu of paying the Adviser an equivalent amount of such fees in cash, which may dilute Investors. As a condition of this exemptive relief, the Adviser will commit not to sell any Units received in lieu of a cash payment of the Management Fee and Performance Fee for at least 12 months from the date of issuance, except in exceptional circumstances. Investors will not have priority over the Adviser with respect to receiving liquidity during any periodic tender offer, which may have the effect of diluting Investors with respect to such offers.

Limited Access to Information. The Adviser undertakes no obligation to make any information provided to it by a portfolio company or Underlying Funds to prospective Investors. Moreover, the Adviser may be contractually prohibited from providing such information to prospective Investors. Further, the Adviser undertakes no obligation to update or revise any information provided to prospective Investors, whether as a result of new information, future events or otherwise. While the Adviser will conduct due diligence on an investment, the Adviser undertakes no obligation to share such due diligence materials or findings with prospective Investors. Accordingly, prospective Investors are responsible for making their own assessment of the merits and risks of investing in the Fund, including by performing their own legal, accounting and tax analysis of this offering.

Limited Due Diligence. The Fund will complete reasonable and appropriate financial, commercial and legal due diligence prior to making an investment. However, due diligence processes involve subjective analysis and unaudited information provided by third parties, and thus there can be no assurance that all material issues will be uncovered. Moreover, investment analyses and decisions by the Adviser may frequently be undertaken on an expedited basis in order for the Fund to take advantage of available investment opportunities. In such cases, the information available to the Adviser at the time of the investment decision may be limited and may not be completely accurate or complete, and the Fund and the Adviser may not have access to detailed information regarding investments that is necessary for thorough evaluation. Therefore, no assurance can be given that the Adviser will have knowledge of all circumstances that may adversely affect an investment.

Reliance on Management. The success of the Fund will be dependent on the Adviser to identify investment opportunities and implement its investment strategy and the skill and expertise of the investment professionals employed by the Adviser. A number of factors, including a departure of senior management, could adversely affect the ability of the Fund to implement its strategy. There can be no assurance that these key investment professionals will continue to be associated with the Adviser or MAM throughout the life of the Fund. In addition, the key investment professionals and others within MAM devote their time and attention to MAM and various investments and investment products of MAM. While certain investment professionals will devote such time as they believe is reasonably required to it, given the evergreen nature of the Fund, the composition of the team dedicated to it will change from time to time without notice to the Investors. Furthermore, while such investment professionals may continue to be associated with the Adviser or MAM, they may move between the different business groups within MAM and no longer be responsible for providing investment advice with respect to the Fund. Accordingly, the make-up of the pool of investment professionals (including, in certain circumstances, members of the Investment Committee) with responsibility for the investment strategy of the Fund) may evolve over time. The loss of key personnel could have a material adverse effect on the Fund, including its ability to realize its investment objectives and may result in heightened numbers of Investors seeking a redemption of their Units, but will not result in the suspension or termination of the Fund’s investment activities.

Prior Employer Restrictions. One or more of the current or future MAM employees associated with the Fund may be subject to restrictions on their activities arising from their prior employment arrangements (for example, to maintain the independence of the Fund’s auditor, former employees of the auditor who retain a financial interest in the auditor or its affiliates may not be employed by the Adviser or a portfolio company of the Fund). While each employee will endeavor to comply with all of his or her legal obligations arising from such restrictions, there can be no assurance that prior employers may not seek to assert that the activities of such employees, the Adviser and/or the Fund violate such restrictions, and seek to enjoin such activities, seek damages and/or pursue other remedies against such employees, the Adviser and/or the Fund. Such assertions and enforcement activity may limit the Fund’s investment activities and make it more difficult for it to achieve its investment objective. Such employees may also hold continuing interests in investments made by their prior employer.

Reliance on Management of Portfolio Companies and Underlying Fund Managers. Although the Adviser (or MAM, in the case of portfolio companies the Fund indirectly has exposure to through MAM-managed Underlying Funds) will monitor the performance of each investment, the Fund will rely upon management to operate their portfolio companies, and Underlying Fund Managers to operate their Underlying Funds, on a day-to-day basis. In addition, the Fund will rely upon management to provide information to them in respect of the cash flows, performance and projections of the borrowers or portfolio company. As a result, the total returns to the Investors could be severely affected by any inaccuracy of the reporting of such information, the failure by management to properly report certain financial information or any improper or illegal activities of management.

Disclosure of Confidential Information. The Fund and/or the Adviser may be required by law or otherwise to disclose certain confidential information relating to an asset of the Fund or the Fund more generally. Such disclosure may affect the ability of the Fund to realize its investment in such asset, may affect the price that the Fund is able to obtain upon any subsequent realization or may otherwise adversely affect the Fund.

Disclosure of Identity. Under certain circumstances, the Fund or the Adviser may be required to disclose (i) certain information in respect of the identity of the Investors in the Fund, including beneficial owners of an Investor or (ii) other information regarding any Investor to any tax authority or other governmental agency to enable the Fund to comply with any applicable law or regulation or agreement with a governmental authority and may in addition disclose such information where the Adviser considers it necessary or desirable in connection with an investment or potential investment.

Investment Structuring. The Adviser may structure investments using holding structures as the Adviser considers appropriate in light of the circumstances of the relevant investment. While the Adviser will endeavor to structure investments for the benefit of Investors as a whole, investment structures may involve tax considerations that differ for each prospective Investor, and there can be no assurance that the structure used in respect of any particular investment will be tax efficient for any particular Investor. No undertaking or assurance is given that the Investors will be able to benefit from specific (or efficient) tax treatment in any jurisdiction, or that returns to the Investors will be unaffected by tax arising in relation to an investment structure. The use of such holding structures may create additional costs and increase risks due to changes in law, tax treaties and political developments that may adversely affect the return of Investors.

Investment Restrictions. The Fund is subject to certain investment restrictions which may be based on the investment strategy, other commercial considerations and/or legal, tax or regulatory requirements or considerations. The Fund may therefore not be permitted to invest in certain opportunities which do not satisfy such investment restrictions. The Adviser may at any time further restrict its investment universe for commercial reasons, including for the purposes of further diversifying its portfolio and/or to comply with certain legal, regulatory or tax requirements. Any of these factors may potentially have a negative impact on the returns of the Fund.

Changes to the Investment Process. The investment process described in this Confidential Memorandum may be subject to change where required or prudent in the Adviser’s discretion at any time without authorization by Investors, except as otherwise disclosed herein.

Operational Risk. Operational risk encompasses the risks of operating the Fund that are not classified as market, counterparty credit or liquidity risks. Operational risks are typically either endogenous or exogenous. Endogenous operational risks include the risk that inadequacies or failures in information systems, processes or internal controls, human errors or management failures may result in losses. Exogenous operational risks include the risk that changes in regulatory, fiscal, political and legal environments may result in losses.

The long-term profitability of the assets in which the Fund invest will be dependent upon the efficient operation and maintenance of such assets. Inefficient operations and maintenance may reduce returns to the Fund.

Information Barriers and Confidentiality. The Macquarie Group may come into possession of confidential, material non-public information (“MNPI”) particularly in connection with its commercial and investment banking activities. MNPI is information not generally disseminated to the public that a reasonable Investor would likely consider important in making an investment decision.

The Macquarie Group, including the Adviser, has internal procedures in place intended to limit the potential flow of any such MNPI, such as information barriers. Should the Adviser come into possession of MNPI, the Adviser has procedures that prohibit trading activities based on such information by the Adviser for its clients and by the Adviser’s employees. The Adviser may not use MNPI obtained from any division of the Macquarie Group when making investment decisions for its clients. As a result of these procedures and prohibitions, the Fund may be precluded from purchasing or selling certain securities, which could have a detrimental effect on the Fund. There may be instances where members of the Adviser’s senior management who are not involved in the investment process may be privy to MNPI about transactions or securities due to discussions with senior personnel from other departments within the Macquarie Group. However, when in possession of MNPI, such members of senior management may not participate or use that information to influence investment or trading decisions or securities; nor may they pass that information along to personnel within the Adviser involved in the investment process (e.g., portfolio managers, research analysts and traders). There may also be periods during which the Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice given to the Fund in certain securities issued by or related to companies that the Macquarie Group is performing banking or other services, or companies in which the Macquarie Group has a proprietary position. As a result, the Fund may be precluded from purchasing or selling certain securities, which could have a detrimental effect on the Fund.

To maintain the integrity and independence of the Adviser’s investment processes and decisions, including investment decisions or voting decisions, and to protect the Adviser’s decisions from undue influence that could lead to an investment decision or a vote other than in a client’s best interests (including the Fund), Macquarie Group (including the Adviser) has adopted policies and procedures pertaining to safeguarding information and established formal informational barriers. The Adviser’s information barriers include, where appropriate: information system firewalls; the establishment of separate legal entities; physical separation of employees from separate business divisions; written policies and procedures designed to limit the sharing of MNPI and confidential information (including training for employees on such policies and procedures). These information barriers are designed to limit influence and restrict the flow of information between Macquarie Group’s specialist investment, advisory, financial services business and the Adviser’s investment professionals and to mitigate potential conflicts of interest. Examples of material conflicts of interest that could arise include, without limitation, circumstances in which: (i) members of the Investment Committee may also at the same time be members of investment committees other MAM Managed Accounts, alongside which the Fund may, from time to time, co-invest; (ii) personnel of the Adviser (including members of the Investment Committee) may serve as nominee directors of portfolio companies on behalf of the Fund; (iii) members of the Investment Committee may also at the same time be members of certain investment teams; and (iv) members of the Investment Committee or of the Fund’s investment teams may become privy to certain confidential information, including MNPI.

Depending on the nature of the conflict of interest and the circumstances presented, the Adviser may elect to take one or more of the following measures, or other appropriate actions:

•	Recusing certain Adviser personnel from investment decisions or voting decisions;

•	“Walling off” personnel with knowledge of the conflict in seeking to ensure that such personnel do not influence the relevant investment decisions or voting decisions;

•	Limiting an activity or transaction for certain client accounts or funds, such as the Fund, other than the portfolio management team in possession of such information; or

•	Otherwise precluding all or certain client accounts or funds, such as the Fund, from purchasing or selling certain securities.

As a part of MAM, the Adviser has adopted information barrier procedures given the potential conflicts and risks of sharing MNPI. These procedures include limitations on sharing of certain portfolio information with the Investment Committee so as to not restrict other investment teams not otherwise privy to such information. While such restrictions are necessary to limit the sharing of MNPI and to not inadvertently restrict other investment teams, such restrictions may have an adverse effect on the portfolio of the Fund. The Fund’s Real Assets, Equities and Multi-Asset, and Credit investment teams will not have transparency into each group’s investment strategy or decision making. As a result, each of the respective investment teams may not have access to the full extent of information available to Macquarie Group to inform their decision making with respect to one or more investments. Further, there could be situations where different teams are taking different and potentially inconsistent approaches with respect to an investment or sector or investing in different levels of the capital structure. In particular, there could be situations where the relevant investment team makes a decision in relation to an investment (including whether to make such investment or to dispose or exit of such investment) that it would not have made had such investment team had access to the full information available to the other investments teams. As a result, this could result in the Fund not participating in a potentially advantageous investment opportunity or participating in a disadvantageous investment opportunity.

The Investment Committee will only be provided limited information on a pre-investment and, in some cases, on a post-investment basis. This may impact the ability of the Investment Committee to make informed investment decisions as it will only have incomplete information in making decisions on portfolio allocation and liquidity management, and this may impact the performance of the Fund. The Fund may be inadvertently restricted to the extent of any exceptions to the Adviser’s policies and procedures.

Conflicts Generally. Certain conflicts of interest may arise between the Fund and the Adviser, any member of the Macquarie Group (including any OSS, as defined below), Investors and any existing or future MAM Managed Account or any of MAM’s clients and their respective associates from time to time.

It is the Adviser’s policy to seek to manage conflicts of interest fairly and to ensure ongoing compliance with regional regulatory expectations for identifying, preventing and/or managing, recording, and monitoring conflicts of interest, whether actual, potential, or perceived. It is not always possible to remove conflicts and, when this situation arises, the Adviser will use reasonable efforts to manage such conflicts on a case-by-case basis in accordance with the Adviser’s conflicts management procedures and through their disclosure, having regard to the Adviser’s fiduciary duties. In addition, a conflict of interests between the Fund and investors in other MAM Managed Accounts may relate to or arise from, amongst other things, the nature of investments made by the Fund vis-à-vis such investments (or similar investments) also being made by other MAM Managed Accounts, constitutional and legal restrictions on permitted investments, the structuring of the acquisition of investments, the timing of disposition of investments and the manner in which income and capital generated by other MAM Managed Accounts is distributed to investors (including the Fund).

The structuring of investments and distributions may result in materially different returns being realized by different groups of investors. As a consequence, conflicts of interest may arise in connection with decisions made by other MAM Managed Accounts on the one hand and the Fund on the other.

Investments and Divestments. Prospective Investors should note that it is possible that, subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief, the Fund may co-invest in investments alongside other MAM Managed Accounts or alongside any members of the Macquarie Group (including an OSS). It is possible for a variety of reasons, including their respective terms, investment periods, structures and investment strategies, that in the event there is either (A) the need for one or other of the Fund and/or the co-investing entity(ies) to exit earlier than the other, or (B) only scope for a partial exit, conflicts of interest may arise as the Fund and the co-investing entity(ies) may exit at different effective prices or with differing costs or terms, subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief, once granted.

The co-investment entity(ies) may invest at a different time than the Fund and on terms agreed in light of the circumstances prevailing at that time, which might be different to those secured by the Fund, subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief.

Risks Related to the Investment Strategy and Portfolio Investments of the Fund

Certain of the principal risks of the Fund’s identified investment strategies and portfolio investments are set forth below. The Fund may, to a significant extent, pursue its investment strategy through investments in the Underlying Funds, and thus the Fund is subject to the same investment risks as the Underlying Funds in which it invests. Risks associated with an investment in the Fund as a result of its investments in Underlying Funds and any direct portfolio investments, as applicable, are described below. References to the Fund below include the Underlying Funds. Depending on economic and market conditions, or allocations to other Underlying Funds or Underlying Fund Managers, other risks may be present. (For a description of the following strategies, see “Investment Program—Investment Strategies.”)

Risks Related to the Investment Strategy of the Fund and/or the Underlying Funds

Investment Strategy Risk. To the extent the Fund’s investment strategy evolves or otherwise changes over time, whether due to the evergreen nature of the Fund, in connection with evolving market conditions, or as a result of other factors, the Fund’s portfolio may be materially different than anticipated and, as such, the Fund’s investments may have characteristics different than initially contemplated. As a result, Investors may achieve different economic outcomes than they otherwise would have achieved and/or the Fund may have a different portfolio of investments than it otherwise would have had had the Fund’s investment strategy not evolved or otherwise changed over time.

Concentration Risk. Given that the Fund’s assets will be concentrated in securities of companies in the energy and renewables, transportation, materials, waste, agriculture, circular economy, communication and digital infrastructure, industrial, utilities or social infrastructure sectors that the Adviser believes are facilitating the transition to new, more efficient and lower carbon economy and energy sources, such as solar, hydro, wind and geothermal energy or natural climate solutions, as well as the increasing electrification or decarbonization of products that have traditionally relied on fossil fuels, such as transportation, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting this industry than a fund that is not concentrated in a single industry. While the Adviser will regularly monitor the concentration of the Fund’s portfolio, concentration in any one region, country or asset type may arise from time to time. For example, at any given time, certain geographic areas or asset types may provide more attractive investment opportunities than others and, as a result, the Fund’s investment portfolio may become concentrated in those countries or regions or in specific asset types.

To the extent there is a downturn affecting such industry or a specific country or region in which the Fund’s portfolio is concentrated, this could increase the risk of defaults, reduce the amount of payments the Fund receives on its investments and, consequently, could have an adverse impact on the Fund’s financial condition and results and its ability to make distributions.

Syndication Risk. If the Fund makes an investment in a single transaction with the intent of refinancing or syndicating a portion of the investment, there is a risk that the Fund will be unable to successfully complete such a refinancing or syndication. This could lead to increased risk as a result of the Fund having an unintended long-term investment and reduced diversification.

Investments will be Illiquid and Long-Term. The investment objective of the Fund will involve making long-term investments, and may require the Fund to commit to sellers and/or government authorities that it will maintain long-term ownership in such investments, or to ongoing management of such investments by the Adviser or another member of the Macquarie Group. The market for many of the Fund’s investments is substantially less liquid than the market for publicly traded securities. Certain investments may be subject to legal or contractual restrictions or requirements that limit the Fund’s ability to transfer them or sell them for cash. In addition, public sentiment and political pressures may affect the ability of the Fund to sell one or more of its investments. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises and the sale process may require a lengthy time period. Consequently, the timing of cash distributions to Investors is uncertain and unpredictable. Investors should have the financial ability and willingness to accept the risks and lack of liquidity associated with an investment in a Fund of the type described herein.

If the Fund needs to sell all or a portion of its portfolio over a short period of time, it may realize value significantly less than the value at which it had previously recorded those investments. The sale of investments in equity securities will rely on the buyers’ ability to finance acquisitions (potentially including the availability of leverage) and cash realizations may be delayed because of deferred consideration structures. No assurances can be given that all Investments will be able to be liquidated in a timely fashion.

If the Fund is dissolved, the Adviser (or the relevant liquidator) will attempt to reduce to cash and cash equivalents such assets of the Fund as the Adviser or such liquidator shall deem it advisable to sell, subject to obtaining fair value for such assets and any tax or other legal considerations, there can be no assurances with respect to the time frame in which the winding-up and the final distribution of proceeds to the Investors will occur. To the extent the Fund has invested directly in infrastructure assets at the time of its liquidation, is likely that the realization of those assets may take a considerable amount of time to achieve. Even once all of the Fund’s residual assets have been realized (including by the sale of any underlying infrastructure) it may still be a considerable period of time before the liquidator can be comfortable that all residual liabilities have been discharged. In particular, this may include waiting out claim periods under the sale contracts for such infrastructure and further time may be required to complete the winding up of any entities through which the Fund’s investments were held. Accordingly, the amount of net proceeds that may be available for distribution to Investors as a result of the liquidation process and the timing of any such distributions will be impacted by a number of uncertainties such that it may take a considerable period of time after the Fund elects to dissolve before any net proceeds may be distributed to Investors.

Borrowing. The Fund may borrow money to fund new investments, to satisfy repurchase requests from Investors and to otherwise provide the Fund with liquidity. The Fund may also provide guarantees and/or other forms of security in respect of indebtedness incurred by it. While leverage presents opportunities for increasing total returns of and providing liquidity to the Fund, it can also increase the risk profile of the Fund, the volatility of returns and create greater potential for losses. Accordingly, any event which adversely affects the value of an investment would be magnified to the extent that leverage has been employed. The cumulative effect of the use of leverage in a market that moves adversely on a leveraged investment could result in a substantial loss, which would be greater than if leverage were not used.

There can be no assurance that suitable leverage facilities will always be available and a loss of, or reduction in, the availability of leverage, such as was experienced during the global financial crisis and European sovereign debt crisis, may have the effect of causing the Fund to reduce its overall investment exposure. Terms upon which leverage facilities are available may be subject to change.

Amounts borrowed by the Fund will be subject to interest costs, which will be at their respective expense, and, to the extent not covered by income attributable to the assets acquired, will adversely affect operating results. If the Fund defaults on secured indebtedness, the lender may foreclose and may be entitled to liquidate the assets pledged to secure the loan on such terms as the lender determines. As a result of any such default, the Fund could lose its entire investment in the security for such loan and Investors could suffer losses.

The Fund may make an investment using bridging finance and/or acquisition finance with the intention of refinancing a portion of the capital structure by using subscriptions from Investors or longer-term debt finance following the acquisition. There is no assurance that the Fund will successfully arrange such refinancing. Failure to refinance could result in increased risk and costs to the Fund, which could reduce Investors’ net returns.

The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell, withdraw or redeem certain investments at inopportune times, which may further depress returns; however, the Fund may not be successful in its attempts to do so. The 1940 Act requires a registered investment company to satisfy an Asset Coverage Requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that, at the time the Fund incurs indebtedness, the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Investment Opportunities. The success of the Fund depends on the Adviser’s ability to identify and source appropriate investment opportunities, as well as the Fund’s ability to acquire these investments. A reduction in the Adviser’s ability to source suitable investments or the number of suitable investments available may result in the Fund not being fully invested which will have a consequential impact on returns.

The availability of investments and/ or the price of such investments will be affected by the degree of competition for such opportunities. Competitors may have financial and strategic resources significantly in excess of those of the Fund, may make competing offers for investment opportunities that are identified by the Fund and may be willing to offer terms more favorable than those offered by the Fund. Competition for investment opportunities may increase, thus reducing the number of opportunities available to the Fund and adversely affecting the terms upon which investments can be made. In addition, such competition may have an adverse effect on the length of time required to fully invest the Fund.

The Fund will have no priority over any member of the Macquarie Group, other MAM Managed Accounts (together with any successor funds thereof) and third parties in respect of any investment opportunity. As such, there cannot be any guarantee that the Fund will have access to suitable investment opportunities, which may have a consequential impact on returns.

Project Finance. Some of the Fund’s investments may be structured on a project finance basis. A project finance structure entails the assumption of “project risk” by equity investors such as the Fund, usually without recourse to a project sponsor. Such risk can include construction risk, regulatory risk, operating and technical risks, energy price risks, catastrophic and force majeure risks, risk of environment liabilities, documentation risks and commodity price risks. The Fund may also invest in some projects and facilities at an early stage of development. These projects involve additional uncertainties, including the possibility that the projects may not be completed, operating licenses may not be obtained, and permanent financing may be unavailable.

Leveraged Portfolio Companies Risk. The Fund may invest in investments the capital structure of which may have significant leverage. While investments in leveraged companies offer the opportunity for capital appreciation, such investments may also involve a high degree of risk. Although the Adviser will seek to use leverage in a manner it believes is appropriate under the circumstances, the leveraged capital structure of such investments will increase the exposure of such investments to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in the condition of investments and may impair such investments’ ability to finance future operations and capital needs and result in restrictive financial and operating covenants, including those that may prevent distributions to the Fund. These restrictive financial covenants may limit such investments’ flexibility to respond to changing business and economic conditions. If an investment is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness or make regular dividend payments, the value of such investment could be significantly reduced or even eliminated. Moreover, the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

Leverage Utilized by Underlying Funds. The Underlying Funds may use leverage. The use of leverage by the Underlying Funds can substantially increase the market exposure (and market risk) to which the Underlying Funds’ individual investment portfolios may be subject. The level of interest rates generally, and the rates at which an Underlying Fund can leverage in particular, can affect the operating results of the Underlying Fund.

Risks of Investments in Underlying Funds. The Underlying Funds’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, and infrastructure markets, shifts in macro-economic fundamentals, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, pandemics, hurricanes or floods and other factors which are beyond the control of the Fund or the Underlying Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that: (i) the Underlying Funds’ investment programs, strategies, decisions and activities will be successful; (ii) the Underlying Funds will achieve their return expectations; (iii) the Underlying Funds will achieve any return of capital invested; (iv) the Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund. All investments made by the Underlying Funds risk the loss of capital. The Underlying Funds’ results may vary substantially over time. The Underlying Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Underlying Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. The Underlying Funds may, to the extent permitted by applicable law, engage in certain transactions with Macquarie or MAM Managed Accounts, such as purchases and sales of portfolio assets. Although the Adviser periodically receives information from the Underlying Funds regarding their investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Underlying Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Underlying Fund Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Underlying Funds’ investment management (to the extent MAM is not serving as portfolio manager), brokerage, custodial arrangements or operations, and must rely on the experience and competency of each Underlying Fund Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Underlying Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Underlying Funds.

Investment decisions of the Underlying Funds are made by the Underlying Fund Managers independently of each other so that, at any particular time, one Underlying Fund may be purchasing Units in an issuer that at the same time are being sold by another Underlying Fund. Transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdrawals from Underlying Funds only at certain times due to restrictions imposed by the Underlying Funds, the Fund may, from time to time, have to invest some of its assets temporarily in money market securities, money market funds, or other similar types of investments.

Underlying Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Underlying Fund. In such a case, the Adviser would seek to have the Fund dispose of these securities in a manner that is in the interest of the Fund. In addition, some Underlying Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The purpose of the provision is to prevent a run on the Underlying Fund, which could impair or cripple its operations, as a large number of withdrawals from the Underlying Fund would force the Underlying Fund Manager to sell off a large number of positions. The Fund may otherwise not be able to withdraw from an Underlying Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Underlying Fund that may have poor performance or for other reasons.

An Underlying Fund may have investment policies or restrictions that result in the Underlying Fund not being able to invest in an investment that the Fund would be permitted to invest in were it investing directly. For example, an Underlying Fund may focus on a specific geographic region or sector of the Energy Transition Industry, or may have investment guidelines that require it to invest a certain percentage of its assets in “sustainable” investments, whereas the Fund is permitted to invest globally, in broader types of Energy Transition Infrastructure Investments, and has not adopted similar investment guidelines regarding “sustainable” investments. Underlying Funds also may be controlled by other investors that may have the ability to influence the investment policies and decisions of the Underlying Fund, potentially to the detriment of the Fund.

Litigation Risks. The financial performance of each of the Fund’s investments may be affected from time to time by litigation such as contractual claims, occupational health and safety claims, public liability claims, environmental claims, industrial disputes, tenure disputes and legal action from special interest groups. Different investor groups may have qualitatively different, and frequently conflicting, interests. The Fund’s investment activities may include activities that are hostile in nature and will subject it to the risks of becoming involved in litigation by third parties. The expense of defending claims against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund and would reduce net assets and therefore reduce potential receipts from the Fund by Investors and could require Investors to return distributed capital and earnings to the Fund.

The Adviser, its associates and/or its officers, directors, agents, partners and employees and any person nominated by it to be a director, officer or observer of any portfolio company may be indemnified by the Fund in connection with claims, liabilities, costs and expenses incurred by them by reason of such litigation. Such indemnification, if invoked, may affect the financial performance of the Fund and the returns generated for Investors.

Undiscovered Liabilities. It is intended that most of the Fund’s investments will be structured through privately negotiated transactions where a certain level of protection can be obtained through contractual rights and due diligence. However, there can be no assurance that an investment does not carry with it a significant undisclosed liability which could have a material adverse effect on the value of that investment.

Contingent Liabilities. In connection with the disposition of an investment, the Fund may be required to make representations and warranties about the business and financial affairs of the investment typical of those made in connection with the sale of any business or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by the Investors. The Fund may become involved in disputes or litigation and may be required to make payments to third parties as a result of such disputes or litigation.

In addition, at the time of disposition of an individual asset, a potential buyer may claim that it should have been afforded the opportunity to purchase the asset or alternatively that such buyer should be awarded due diligence expenses incurred or statutory damages for misrepresentation relating to disclosures made, if such buyer is passed over in favor of another as part of the Fund’s efforts to maximize sale proceeds. Similarly, buyers of the Fund’s assets may later bring a claim against the Fund under various damage theories, including those sounding in tort, for losses associated with latent defects or other problems not uncovered in due diligence.

The Adviser, at any time in its sole discretion, may establish reserves for contingencies (including general reserves for unspecified contingencies). The establishment of such reserves will not insulate any portion of the Fund’s assets from being at risk.

Recourse to All Assets. The assets of the Fund, including any investments, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular assets, such as assets representing the Investment giving rise to the liability. This may result in the Fund disposing of assets it holds in order to satisfy liabilities arising from other assets.

Follow-On Investments. The Fund may be called upon to provide follow-on funding for its investments or have an opportunity to increase its funding of an investment. There can be no assurance that the Adviser on behalf of the Fund will make follow-on investments or that the Fund will have sufficient funds to do so. Any decision by the Adviser on behalf of the Fund not to make a follow-on investment or the Fund’s inability to make a follow-on investment may have a substantial negative impact on an investment in need of follow-on funding or may diminish the Fund’s ability to influence the investment’s future development.

Investment Restructurings. During the life of the Fund, there may be material changes to the legal, tax or regulatory environment in which the Fund operates, which cause material adverse consequences for the Fund and / or require or make it advantageous for the Fund to restructure its investment holding structures.

Restructurings may involve the re-domiciliation, substitution and/ or amendment of the terms of the agreement in respect of any investment subsidiaries or the holding and/or financing structures through which investments are held. The Adviser will generally have the right to effect any such actions in its sole discretion, although it will be under no obligation to do so. In such circumstances the Fund may incur additional costs and may result in changes to the tax treatment of the relevant investments or investment subsidiaries.

In the event of a restructuring that is implemented by the Fund, there is no assurance that such restructuring will serve to mitigate or avoid any materially adverse consequences to the Fund resulting from the material change that prompted such restructuring. Further, because the result of any such restructuring cannot be known in advance, such a restructuring could exacerbate the effects of such material change or cause new and unanticipated negative consequences that could materially and adversely affect the returns of the Fund.

Consortium Participation. The Fund may participate in investments within a consortium whereby the Fund will be one of a number of investors in the investment. There is a risk that if the other investors in the consortium, holding sufficient voting rights, vote for changes in the underlying business that have an adverse impact on the Fund’s interest, the Fund may not be in a position to prevent the implementation of such change and should not be expected to have any substantive governance rights.

A consortium partner may have economic or business interests that are inconsistent with those of the Fund. In certain circumstances it is possible that the Fund could be liable for the actions of other consortium members. Members of a consortium may agree to accept and impose restrictions on the transfer of interests in the assets or to grant and receive pre-emptive rights which may adversely impact the liquidity of the asset, corporate governance or flexibility in the management of the Fund. Members of a consortium may be subject to change of control provisions which require them to offer to sell the relevant asset to other consortium members in certain specified circumstances which may include where the ownership or control of the consortium member of its interest in the asset changes.

Counterparty Risk. It is expected that many of the Fund’s target investment purchases and dispositions will transpire in private markets. Differing market standards for counterparty credit evaluation may expose the Fund to the risk that a counterparty will not complete or settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (irrespective of whether bona fide), counterparty default, or inability to perform, causing the Fund to suffer a loss. Such “counterparty” risk is accentuated for contracts with longer maturities or where the Fund has concentrated its transactions with a particular counterparty or group of counterparties. Subject to restrictions under the 1940 Act, the Fund will not be restricted from dealing with any particular counterparty or from concentrating its transactions with one counterparty. In addition, although in the majority of its purchase and sale transactions the Fund expects to transact with well-capitalized credit-worthy counterparties, there can be no assurance that such will be the case in every transaction (or that the counterparties will perform their obligations).

The ability of the Fund to transact business with any one or a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated exchange market to facilitate settlement may increase the potential for losses by the Fund.

Further, the Fund will be exposed to the risk that third parties that may owe the Fund money, securities or other assets will not perform their obligations. These parties include counterparties, clearing agents, exchanges, clearing houses, custodians, prime brokers, administrators and other financial intermediaries. These parties may default on their obligations to the Fund due to bankruptcy, lack of liquidity, operational failure or other reasons. This risk may arise, for example, from entering into swap or other derivative contracts under which counterparties have long-term obligations to make payments to the Fund, or executing securities, futures, currency or commodity trades that fail to settle at the required time due to non-delivery by the counterparty or systems failure by clearing agents, exchanges, clearing houses or other financial intermediaries. Also, any practice of re-hypothecation of securities of the Fund held by counterparties could result in the loss of such securities upon the bankruptcy, insolvency or failure of such counterparties.

Hedging Transactions. The Adviser may in its sole discretion use derivatives or otherwise employ hedging techniques in an effort to manage risks associated with the Fund’s investments, including to protect against adverse movements in interest rates and reduce the impact of foreign currency volatility and the currency and/or interest rate risks associated therewith. There can be no assurance that the Fund will hedge when appropriate or choose the correct hedge if it does hedge. Although the Fund expects to engage in hedging transactions to hedge against risks and not for speculation, the use of hedging transactions involves certain risks. These risks include: (i) the possibility that the market will move in a manner or direction that would have resulted in a gain for the Fund had a particular hedging transaction not been utilized, in which case the Fund’s performance would have been better had the Fund not engaged in the hedging transaction; (ii) the risk of imperfect correlation between the risk sought to be hedged and the hedging instrument used; and (iii) potential illiquidity for the hedging instrument used, which may make it difficult or costly for the Fund to close-out or unwind a hedging transaction. Should the Fund elect to enter into hedging arrangements to protect against such risks (and neither will be under any obligation to do so), there can be no assurance that such transactions can or will be entered into or will always reduce such risks, or that the Fund will hedge when appropriate or choose the correct hedge if it does. Further, although the Fund expects to engage in hedging transactions to hedge against risks and not for speculation, the use of instruments to hedge a portfolio itself may entail certain other risks, including the risk that losses on a hedge position will reduce the Fund’s earnings and funds available for distribution to Investors and that such losses may exceed the amount invested in such hedging instruments. Thus, while the Fund may benefit from the use of these hedging transactions, a hedge may not fully or partially achieve its intended purpose of offsetting losses on an investment and, in certain circumstances, could increase such losses, as, for example, unanticipated changes in respect of currency exchange rates, securities prices, interest rates and inflation may result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions. In connection with the above, the Fund may use derivatives, such as forwards and swaps. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds. The use of a derivative instrument requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund and the ability to forecast, among other things, price, interest rate or currency rate movements correctly. Derivative investments also present a risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund.

In the case of investments that are leveraged, there is exposure to fluctuations in interest rates that are not hedged. If available, hedging may be taken out by way of the acquisition of a cap (which usually involves the payment of an upfront premium in return for a guaranteed maximum rate for the cap period), a swap (in which the underlying obligation to pay floating rate interest is exchanged with a financial counterparty for a fixed rate for a defined period) or other more exotic instruments such as swaptions (an option to take on a swap at a set time in the future), a forward starting swap (an obligation to take on a swap at a set time in the future) and a collar (the combination of the purchase of a cap and the sale of a floor). However, the taking on of such interest rate hedging embeds a series of additional risks into transactions including counterparty default (i.e. the counterparty failing to meet its contractual commitments) and the risk of break costs (the cost of breaking a swap or other contract if the underlying assets are sold and the loan is repaid). If there are significant downward movements in interest rates, including as a result of any measures taken by any global financial institutions and any volatility in global markets, these break costs can be substantial. It is possible to generate windfall gains if there is value in the swap upon an early termination or if the cap has a remaining maturity and interest rates are higher than the cap or the market expects them to exceed the cap by maturity, but this cannot be guaranteed. In addition, there can be no assurance that interest rate hedges will be available or be available at a reasonable cost or be sufficient or that any such hedge will actually eliminate the risk of fluctuation in interest rates.

Rule 18f-4 under the 1940 Act governs the use of derivatives and other transactions by registered investment companies and business development companies. Under Rule 18f-4, closed-end funds that use derivatives and certain other related instruments and do not qualify as a “limited derivatives user” (as defined in Rule 18f-4) must establish a comprehensive derivatives risk management program and comply with certain value-at-risk leverage limits, requirements and compliance and disclosure obligations. The Fund intends to operate in a manner so as to qualify as a “limited derivatives user” and has adopted policies and procedures that are reasonably designed to manage its derivatives risk in compliance with Rule 18f-4. While the Fund expects to use derivatives only as a means to attempt to manage risks associated with the Fund’s investments, including to protect against adverse movements in interest rates and reduce the impact of foreign currency volatility and the currency and/or interest rate risks associated therewith, and presently does not intend to sell securities short, Rule 18f-4 could limit or restrict the ability of the Fund to use certain derivatives, increase the compliance and other costs of using these instruments or make them less effective. The Adviser will continue to seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective; however, there can be no assurance that the Adviser will be successful in doing so.

The U.S. Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if a fund markets itself as providing investment exposure to such instruments. With respect to the Fund, the Adviser has filed a claim of exclusion from the definition of the term CPO and therefore, the Adviser is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return.

Minority Investments. When the Fund is a minority investor in portfolio companies or other investments, the Fund has a very limited, and in some cases no, influence on the management and investment decisions of such portfolio company or other investment, and may not always be in a position to effectively protect its interest.

In connection with an investment alongside another MAM Managed Account, such MAM Managed Account may hold non-controlling interests in certain portfolio companies or other investments and, therefore, may have a limited ability to protect its interests in such portfolio companies or other investments and to influence such portfolio companies’ or other investments’ management. In such cases, the investments in or alongside such other MAM Managed Account will rely significantly on the existing management and board of directors of such portfolio companies or other investments, which may include representatives of other financial investors with whom such MAM Managed Account is not affiliated and whose interests may at times conflict with the interests of the MAM Managed Account. Such investments may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the MAM Managed Account’s investment objective or may have financial difficulties resulting in a negative impact on such investment. In addition, such MAM Managed Account may in certain circumstances be liable for the actions of their third-party co-venturers. Investments in portfolio companies or other investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third-party partners or co-venturers. There can be no assurance that appropriate minority investor rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interest. In the event of a removal of the Adviser as adviser of the Fund, the ability of the Fund to influence a portfolio company or other investments, including a portfolio company in which the Fund is invested alongside another MAM Managed Account may be adversely affected and further limited.

Ukraine. Commencing in 2021, Russian President Vladimir Putin ordered the Russian military to begin massing thousands of military personnel and equipment near its border with Ukraine and in Crimea. President Putin has since initiated a military invasion of Ukraine. In response, the United States and other jurisdictions, including the European Union, European Union member states, and the United Kingdom announced sanctions and other measures against Russia, Belarus, certain Ukraine territories, certain state affiliates and other persons with actual or expected ties to the state and/or President Putin. In response, Russia announced certain “counter-sanctions”. Other governmental and non-governmental bodies and organizations, and various companies with interests in and/or related to Russia and/or Ukraine, have also taken measures in response to Russia’s invasion of Ukraine, including divesting assets and restricting trade and activities with Russia and its businesses. The invasion of Ukraine, and actions taken in response thereto, are having a material negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s investments. The conflict is rapidly evolving and the varying involvement of the United States, the United Kingdom, the European Union and other NATO countries presents material uncertainty and risk with respect to the impact on global economic and market conditions and therefore to the Fund and the performance of its investments or operations, and the ability of the Fund to achieve its investment objective. Additionally, to the extent that any third parties, investors, or related customer bases have material operations or assets in Russia or Ukraine, the ongoing conflict may present actual risks and result in adverse consequences with respect to their dealings and/or obligations with respect to the Fund, borrowers, borrower’s assets and/or any underlying portfolio investments. The global response and repercussions arising out of Russia’s invasion of Ukraine is ever-changing and the ramifications on markets, business activity and the global economy more generally are not yet capable of being fully identified or understood.

The Fund, the Adviser and any advisory entities and/or any sub-delegates within the Macquarie Group are subject to laws which restrict dealings with persons that are located or domiciled in sanctioned jurisdictions. Accordingly, subject to compliance with applicable law, the Fund will require prospective investors to represent that they are not named on a list of prohibited entities and individuals maintained by the Office of Foreign Assets Control (“OFAC”) of U.S. Treasury Department (the “U.S. Treasury”) or under applicable EU and UK regulations and are not operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the United Nations, the EU or the UK or any other applicable jurisdictions (collectively “Sanctions Lists”). Where the Investor is on a Sanctions List, the Fund may be required to cease any further dealings with the Investor’s interest in the Fund, until such sanctions are lifted or a license is sought under applicable law to continue dealings. There can be no assurance as to when, or whether, any such Investor would ever receive any amounts or other rights to which it would otherwise be entitled under the Fund’s governing documents.

Risks Related to the Portfolio Investments of the Fund and/or the Underlying Funds

Risks related to Infrastructure Investments

General. The Fund will primarily pursue investment opportunities in equity and equity-like investments in a diversified pool of sustainable infrastructure, real assets, and businesses. These investments will primarily be accessed indirectly through the Underlying Funds, but also may be accessed, to a lesser extent, directly.

Infrastructure investments will be subject to the risks incidental to the ownership, construction and operation of such assets, including risks associated with the general economic climate, geographic or market concentration, the ability of the Fund or Macquarie to manage the investment (to the extent the Fund or MAM Managed Accounts control the investment), technical problems, financial failures of operating or construction sub-contractors, government regulations, and fluctuations in interest rates. Since investments in infrastructure and similar assets, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of an investment.

In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of the Fund. In particular, because of the long lead-time between the inception of a project and its completion, a well-conceived project may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment. With respect to investments in the form of real property (if any), the Fund will incur the burdens of ownership of real property, which include the paying of expenses and ad valorem and other real property taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Impact Risk and Data Collection. Impact risks include the risk that target impact and sustainability objectives of the investment are not achieved, the risk of negative impact creation and the risk that the Adviser does not receive relevant data for measuring and reporting outcomes. The Adviser seeks to manage impact risk through performance monitoring and active asset management, underpinned by MAM’s broader ESG and risk management processes.

The portfolio company management teams at the investment level are critical to the data collection required for sustainability and impact measurement and reporting. The Adviser or its affiliates or the Underlying Fund Managers, as applicable, will work with investment level management teams to define and agree data requirements and works with them on an ongoing basis to seek to ensure the collection process is deliverable and efficient. In addition, the ability to deliver sustainability initiatives for investments may therefore vary across the Fund’s direct and indirect investments depending on factors including governance and sector.

Development Activities. The Fund may invest in development projects and companies. Such investments may involve more risk, including binary risks, than investments in which no development is required. Development projects do not generate operating revenue but will incur costs during the period between acquisition of the asset and completion of the development and any delay in completing the development of the asset may result in increased interest and costs and the potential loss of previously identified income. If the Fund undertakes any direct or indirect investment in development projects or companies, the development projects or companies may hire skilled third-party contractors to provide planning and permitting, design, construction, engineering and various other services. Such contractors may become insolvent, causing cost overruns, program delays and/or the acceptance of riskier contractor covenants.

Portfolio companies may also be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition or weak management. In addition, these portfolio companies may face intense competitive pressures, including competition from companies with greater financial resources, more extensive development, marketing and other capabilities, and a large number of qualified managerial and technical personnel. The portfolio companies may also incur leverage that may have important adverse consequences. For example, portfolio companies may be subject to restrictive financial and operating covenants, and leverage may impair their ability to respond to changing business and economic conditions and to business opportunities.

Construction Risk. The development of greenfield assets includes a degree of risk associated with the construction of the asset, including the risk that a project will not be completed within budget, within the agreed timeframe and/or to the agreed specification (e.g., due to an inability to obtain required permits or project financing or as a result of delays following engagement with local stakeholders), which may result in significant delays, increased costs or delays in the commencement of cash flow generation. Such unexpected delays or costs may result in increased debt service costs and the inability of project owners to meet the higher interest and principal repayments arising from the additional debt requirement. In addition, there could be insufficient funds to complete construction. Delays in project completion may also affect the scheduled cash flow necessary to cover the debt service costs and operation and maintenance expenses. These risks may be mitigated by provisions in construction contracts for payment of liquidated damages by the construction contractors. However, the Fund may not benefit from such provisions and may be exposed to any losses not covered by such provisions or to the financial failure of the contractors. As a result, with respect to investments by the Fund in projects involving significant construction or development, any one of the foregoing may undermine a portfolio company’s operations and, consequently, the Fund’s ability to achieve its objectives which would have contemplated successful execution of such construction and/or development.

Asset Maintenance Costs Risks. The Fund may be exposed to underlying lifecycle and asset maintenance costs associated with its investments. The cost of repairing or replacing damaged assets could be considerable. Repeated or prolonged interruption may result in a permanent loss of customers, substantial litigation or penalties or regulatory or contractual non-compliance. Moreover, any loss from such events may not be recoverable under relevant insurance policies.

During the period of ownership, certain assets (such as elevators, roofs and plants) may need to be replaced or undergo a major refurbishment. The timing of such replacements or refurbishments is forecast based upon expert advice. However, shorter-than-anticipated asset lifespans, or costs or inflation that are higher than were forecast, may result in lifecycle costs exceeding anticipated amounts. Any cost implication, not otherwise passed down to sub-contractors, will generally be borne by the infrastructure company.

Unforeseen Events Risk. The use of infrastructure assets that the Fund has investment exposure to may be interrupted or otherwise affected by a variety of events outside the Adviser’s control, including natural disasters (such as fire, floods, earthquakes and typhoons), man-made disasters (including terrorism), pandemics, defective design and construction, slope failure, environmental legislation or regulation, general economic conditions, labor disputes and other unforeseen circumstances and incidents. Certain of these events have affected similar infrastructure assets in the past, and if the use of the infrastructure assets operated by investments is interrupted in whole or in part for any period as a result of any such events, the revenues of such investments could be reduced and the costs of maintenance or restoration as well as the overall public confidence in such assets could be reduced. There can be no assurance that such investments’ insurance would cover liabilities resulting from claims relating to the design, construction, maintenance or operation of the assets, lost revenues or increased expenses resulting from such damage. In some cases, project agreements could be terminated if the events described above were so catastrophic that they could not be remedied within a reasonable period or at all.

Sovereign Risk and Permits. The concessions of certain investments are granted by government bodies and are subject to special risks, including the risk that the relevant government bodies will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant portfolio company under the relevant concession agreement. There can be no assurance that the relevant government bodies will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of the Fund’s investments. Government concessions or other agreements may also contain clauses more favorable to the government counterparty than would a typical commercial contract. For instance, a lease or concession may enable the government to terminate the lease or concession in certain circumstances without requiring it to pay adequate compensation.

The Fund may invest in jurisdictions which require authorization for environmental aspects of renewable energy and environmental infrastructure projects. It may not be possible to construct and operate renewable energy and environmental infrastructure projects without receiving the environmental authorizations required by local legislation. The Adviser will look to secure all necessary environmental authorizations, but it can make no guarantee that it will successfully do so. In some jurisdictions, retroactive changes to legislation of this type may be enforced, diminishing the ability of a project to continue operating at projected capacity. Interruptions of, or changes to, projected operations may negatively affect the value of an investment and consequently the returns of the Fund.

Competition Risk and Alternative Sustainable Assets. The Fund may invest in investments that construct or maintain and operate sustainable assets in a highly competitive environment. The Fund will compete with other consortia and companies for such investments. These competitors, which include large construction and engineering groups and financial investors, may have significant financial resources and may be able to present bids with competitive terms. As a result of such competition, the Fund may have difficulty in making certain investments, or, alternatively, the Fund may be required to make investments on economic terms less favorable than anticipated. Furthermore, the Fund may incur costs in unsuccessful tenders which it is unable to recover. If the Fund fails to make new investments, is unsuccessful in tenders or makes investments under less favorable terms, the Fund’s financial condition and results of operations could be materially and adversely affected.

Furthermore, once assets of investments become operational, they may face competition from other assets in the vicinity of the assets they operate, the presence of which depends in part on government plans and policies.

Such competition may materially and adversely affect the Fund’s business, financial conditions and results of operations.

Demand and Usage Risk. The revenue produced by energy generating infrastructure (including sustainable assets) and infrastructure-related assets may be impacted by the demand of users for energy or the number of users for products or services which require energy. Any reduction in demand for energy and/or the number of users for products or services which require energy may negatively impact the profitability of the Fund. The energy industry is coming under increasing pressure, including as a result of changing consumer demands, technological advances, fuel supply issues, regulatory interventions and other factors. To the extent these pressures negatively impact the demand for sustainable assets or pricing and sale of energy products, the economics of projects or companies in which the Fund may invest may come under increasing pressure. Energy generating asset owners may also find it increasingly difficult to negotiate long-term procurement or sales agreements with counterparties, which may affect their profitability and financial stability.

Demand for the Fund’s assets may be subject to seasonal variations leading to increased or reduced revenues and profitability at various times during the year, which could affect the short-term returns to the Fund.

Real Estate Risks. Some or all of the Fund’s investments may be subject to the risks inherent in the ownership and operation of assets or business which derive a substantial amount of their value from real estate and real estate-related interests. These types of underlying interests are typically illiquid. Deterioration of real estate fundamentals may negatively impact the performance of such investments. Such changes in fundamentals could involve fluctuations as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in environmental and zoning laws, casualty or condemnation losses, environmental liability, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable, natural disasters, increase in interest rates and other factors that are beyond the control of the Adviser. Additionally, the Fund may acquire assets in jurisdictions where indigenous rights (e.g., with respect to tribes or other dispossessed people/ communities) to land exist. While the Fund will generally conduct due diligence in such jurisdictions to determine the extent to which it may be affected by such rights, it may not be possible to mitigate against or remove a risk associated with indigenous claims. Additionally, any declaration of title in respect of government protected land on which infrastructure assets are located may negatively affect the operation of those businesses.

Termination of Project Agreements. Project agreements for the Fund’s projects may be terminated in certain circumstances. The compensation to which portfolio companies and the Fund will be entitled on termination will depend on the reason for termination and the terms of the respective agreement. In some cases (e.g., termination for force majeure) the compensation payable may only cover the senior debt in the relevant portfolio company and may not include sufficient amounts to repay investment in the portfolio company. In other cases (e.g., termination for portfolio company default), the amount of compensation payable may cover neither the full amount of senior debt nor the nominal value of the investment in the portfolio company (or the amount paid in the market for that investment). Typically, senior lenders will have security over compensation proceeds. In other circumstances, such as default by the relevant client, the compensation would be expected to cover senior debt and the original return on the investment but not necessarily the amounts paid for the acquisition of the investment by the Fund. All of the foregoing scenarios may result in the loss of the Fund’s investment in the portfolio company.

Strategic Assets Risk. Investments in sustainable energy assets may be in those that constitute significant strategic value to public and/or governmental bodies. The very nature of these assets could generate additional risks not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, such strategic energy assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the services provided by these assets, there is also a higher probability that the services provided by such assets will be in constant demand. Should an owner of such assets fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss from third-party claims against the Fund for such failures.

Interest Groups. Infrastructure and sustainable real assets, businesses and projects often involve a significant impact on local communities and the surrounding environment. It is not uncommon for such assets to be exposed to a variety of legal risks including, legal action from special interest groups. For example, interest groups may use legal processes to seek to impede particular projects to which they are opposed. Popular opposition can produce political pressure to cancel, suspend, limit or impose additional restrictions on operations. Such restriction or disruption may negatively impact returns of the Fund.

Expected Return Assumptions. The Fund will invest in infrastructure assets based on certain assumptions about the return and risk profiles associated with the investment. The actual risk and return of investments may differ from those assumed by the Fund and adversely affect the performance of the Fund. An infrastructure asset may not perform in accordance with expectations. The anticipated cost of improvements required to bring an acquired asset up to market established standards may exceed budgeted amounts. Infrastructure projects rely on large and detailed financial models that produce estimates or projections of investment cash flows. There is a risk that errors made in the assumptions or methodology used in a financial model may not equate to actual outcomes. In such circumstances, the returns generated by the investment may be less than expected and there can be no assurance that the actual investment cash flows will achieve the stated targeted return.

Documentation Risks. Certain of the Fund’s investments are likely to be governed by a complex series of legal documents and contracts. As a result, the risk of a dispute over the interpretation and enforceability of legal documents or contracts may be higher than for other equity investments. In addition, the Fund may be subject to claims by third parties (either public or private), including, for example, environmental claims, legal action arising out of acquisitions or dispositions, workers’ compensation claims and third-party losses related to disruption of the provision of infrastructure services by an infrastructure provider. Further, it is not uncommon for infrastructure assets to be exposed to legal action from special interest groups seeking to impede particular infrastructure projects to which they are opposed. If any of the Fund’s portfolio investments become involved in material or protracted litigation, the litigation expenses and the liability threatened or imposed could have a material adverse effect on the Fund.

Technical Risks. Investments may be subject to operating and technical risks common to infrastructure projects, including risk of mechanical breakdown, spare part shortages, failure to perform according to design specifications, labor strikes, labor disputes, work stoppages, grid outages and other work interruptions, and other unanticipated events that adversely affect operations. There can be no assurance that any or all such risk can be mitigated, or that relevant counterparties, if present, will perform their obligations or that insurance will be available on commercially reasonable terms. An operating failure may lead to fines, expropriation, termination or loss of a license, concession or contract on which an investment may depend, and may cause reputational harm to the investment and/or the Fund.

The long-term profitability of an infrastructure project, once constructed, is partly dependent upon efficient operation and maintenance of the assets. Inefficient operations and maintenance, or limitations in the skills, experience or resources of operating companies or, in certain infrastructure sectors, latent defects in acquired infrastructure assets, may adversely affect the financial returns of the Fund. While the Adviser or Macquarie may seek to influence the strategic management of the investments to the extent the Fund or MAM Managed Accounts control the asset, it is not expected to be in a position to control outcomes and, as a result, the operational capacity of the management of an investment may impact the value or returns from the Fund.

Governmental Risks. Government authorities at all levels are actively involved in the promulgation and enforcement of regulations relating to matters affecting the ownership, use and operation of infrastructure assets. The adoption, interpretation, amendment and enforcement of such regulations could have the effect of increasing the expenses, and lowering the income or rate of return, as well as adversely affecting the value, of any of the Fund’s investments. Governments have considerable discretion in implementing regulations that could impact infrastructure assets, and because infrastructure businesses provide, in many cases, basic, everyday services, and face limited competition, governments may be influenced by political considerations and may make decisions that adversely affect the investments.

Certain of the Fund’s investments will be in entities that are subject to substantial regulation by governmental agencies (statutory and regulatory requirements), including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Such investments may require numerous regulatory approvals, licenses and permits to commence and continue their operations. Failure to obtain or a delay in obtaining relevant permits or approvals could hinder construction or operation and could result in fines or additional costs for the project entity or the Fund, loss of the Fund’s rights to operate the affected business, or both, which in each case could have a material adverse effect on the investments.

Where the Fund or a portfolio company’s ability to operate a business is subject to a license, concession, contract or lease from the government, the license, concession, contract or lease may restrict the Fund or the portfolio company’s ability to operate the business in a way that maximizes cash flows and profitability; they are generally very complex and may result in disputes over interpretation or enforceability. If the Fund or its portfolio companies fail to comply with these regulations or contractual obligations, they could be subject to monetary penalties or they may lose their rights to operate the underlying infrastructure assets, or both. Where their ability to operate an infrastructure asset is subject to a concession or lease from the government, the concession or lease may restrict their ability to operate the asset in a way that maximizes cash flows and profitability. The lease or concession may also contain clauses more favorable to the government counterparty than a typical commercial contract. For instance, the lease or concession may enable the government to terminate the lease or concession in certain circumstances (such as default by the Fund or a portfolio company) without requiring the government counterparty to pay adequate compensation. In addition, government counterparties may have the discretion to change or increase regulation of the operations of the investments (including as a consequence of investments causing environmental issues or being subject to industrial actions or actions by special interest groups) or to implement laws, regulations or policies affecting their operations, separate from any contractual rights that the government counterparties may have.

Governments have considerable discretion in implementing regulations and policies that could impact investments, and may be influenced by political considerations and make decisions that adversely affect investments and their operations. Activities not currently regulated may in the future be regulated. Further, there is a risk that governments will repeal or amend existing renewable power legislation, which could result in a fall in the process for renewable power, a reduction in or removal of governmental subsidies and/ or a change to regulated tariff regimes. Such amendments and modifications have occurred in the past. In the past, some governments have grandfathered the regulatory or contract structures under which plants were built, changing the rules and lowering revenues only for new projects, although there is no assurance that grandfathering will occur in the future nor that there will be wholesale changes to relevant legislative regimes.

The relevant governmental agencies or joint venture partners may also impose conditions of ongoing ownership or equivalent restrictions on the Fund in respect of the underlying infrastructure assets. When the Fund or MAM Managed Accounts control the asset, this may include a requirement that such assets remain managed by the Adviser or MAM or their associates. Accordingly, removal of the Adviser as manager of the Fund may have material adverse consequences on the continuing ownership and operation of such assets by the Fund. The Adviser (or an associate) may be required to enter into a management contract with the relevant asset company on appropriate commercial terms, pursuant to which a management fee would become payable if the Fund is no longer managed by the Adviser (or its associate).

Moreover, portfolio companies of the Fund may face a number of energy related regulatory issues including electricity supply and generation licensing. Portfolio companies must comply with the relevant legislative and regulatory framework in terms of the supply and distribution of electricity and may need to obtain and maintain electricity supply licenses (or appropriately route supply through a licensed supplier).

Portfolio companies will likely need to obtain and maintain relevant planning and environmental permissions. The Adviser and its affiliates cannot guarantee that infrastructure providers, operating providers or similar will comply with such legislative and regulatory frameworks, licenses and planning and environmental permissions and as such, the portfolio companies may incur unexpected costs related to the breach of such requirements (impacting on returns to the Fund). Additionally, the costs of compliance with these requirements may be significant and adversely impact the Fund’s financial performance.

Sub-Contractors. If a sub-contractor fails to perform the services which it has agreed to provide, there may be a reduction in the payments that the relevant portfolio company (and ultimately the Fund) is entitled to receive, and/ or claims by the third parties for damages. These reductions and/ or claims are typically passed on to the relevant sub-contractor. The sub-contractors’ liabilities for the risks they have assumed are typically subject to financial caps and it is possible that these caps may be exceeded in certain circumstances. Any loss or expense in excess of such a cap would ultimately be borne by the Fund. If there is a sub-contractor service failure which is sufficiently serious to cause the relevant portfolio company to terminate the subcontract, or an insolvency in respect of a sub-contractor, there may be a loss of revenue during the time taken to find a replacement sub-contractor and the replacement sub-contractor may levy a surcharge to assume the sub-contract or charge more to provide the services. There will also be costs associated with the re-tender process. These may not be recoverable from the defaulting sub-contractor.

Sustainability Risk

Environmental Risks. Sustainability risks linked to environmental aspects include climate risk, both physical and transition risk and may negatively impact the investments and the Fund.

Climate physical risk arises from the physical impacts of climate change including extreme weather events, heat waves, droughts, floods, storms, hailstorms, forest fires, avalanches, long-term climate change, decreasing amounts of snow, changed precipitation frequency and volumes, unstable weather conditions, rising sea levels, changes in ocean currents, changes in winds, changes in land and soil productivity, reduced water availability (water risk), ocean acidification, and global warming including regional extremes.

The value of the Fund’s investments may also be affected by transition to low carbon economies. Measures may include bans and restrictions, the phasing out of fossil fuels, other political measures related to the transition to a low-carbon economy, technological change linked to the transition to a low-carbon economy and changes in customer preferences and behavior.

Environmental liabilities may arise with respect to investments as a result of a large number of factors, including changes in laws or regulations and the existence of conditions that were unknown at the time of investment. Investments and the performance of the Fund in general may be adversely affected to the extent that any such environmental liabilities arise.

The operation of investments is subject to numerous statutes, rules and regulations relating to environmental protection. There is the possibility of existing or future environmental contamination, including soil and groundwater contamination, as a result of the spillage of hazardous materials or other pollutants.

Under various environmental statutes, rules and regulations of the appropriate jurisdiction, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury, property damage or similar claims by private parties.

Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of those materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person.

Any liability of investments resulting from non-compliance or other claims relating to environmental matters could have a material adverse effect on the value of such investments.

The investments of the Fund may have a negative impact on biodiversity. The impact on biodiversity spans the development, construction and operation of the Fund’s assets and efforts to reduce this impact (including on community relations) may be considered within the investment process with impacts mitigated or netted off where appropriate. However, there is no guarantee that any negative impacts on biodiversity of the investments will be mitigated or netted off, and they could have a negative impact on the value of the investments and returns of the Fund.

Certain of the Fund’s investments will be in entities that are subject to substantial regulation by governmental agencies (statutory and regulatory requirements), including those imposed by zoning, environmental, safety, labor and other regulatory or political authorities. Should the investments have a negative impact on biodiversity, this could expose the Fund and its investments to financial or other sanctions in various jurisdictions, which could potentially include fines, prosecution, potential debarment from public procurement and/or termination or revocation of licenses or governmental approvals and reputational damage, all of which could materially and adversely affect the market value of the investments and the returns of the Fund.

Social Risk. The risk posed by the exposure to issuers that may potentially be negatively affected by social factors such as poor labor standards, human rights violations, damage to public health, data privacy breaches, or increased inequalities. Social risk may negatively affect the value of investments by impairing assets, productivity or revenues or by increasing liabilities, capital expenditures, operating and financing costs.

Certain investment entities may have unionized work forces or employees who are covered by a collective bargaining agreement, which could subject any such investment entity’s activities and labor relations matters to complex laws and regulations relating thereto. Moreover, an investment entity’s operations and profitability could suffer if it experiences labor relations problems. Upon the expiration of any investment entity’s collective bargaining agreements, it may be unable to negotiate new collective bargaining agreements on terms favorable to it, and its business operations at one or more of its facilities may be interrupted as a result of labor disputes or difficulties and delays in the process of renegotiating its collective bargaining agreements. A work stoppage at one or more of an investment entity’s facilities could have a material adverse effect on its business, results of operations and financial condition. Any such problems additionally may adversely affect the Fund’s ability to implement its investment objectives.

When services are transferred from the public to private sector there is the potential for labor action at the time of transfer and possible ongoing labor disputes. The transfer of services from the public to the private sector may require that existing negotiated labor agreements be observed. However, even where such agreements are adhered to, it is always possible that labor action may arise as a result of perceived changes in the relationship between the existing workforce and private ownership. Many infrastructure assets employ a unionized labor force. Risks associated with employment of personnel, including unionized labor, include labor strikes, reputational damage, labor disputes, work stoppages and other unanticipated events which may adversely affect operations.

Health and safety is a key risk area in the operation and maintenance of many infrastructure assets. Costs associated with the failure to protect the health and safety of workers in, and users of, infrastructure assets could adversely impact the Fund. The physical location, construction, maintenance and operation of infrastructure assets pose health and safety risks to those involved or in the vicinity of the asset. Construction and maintenance of infrastructure assets may result in bodily injury, industrial accidents, and even death. If an accident were to occur in relation to one or more of the Fund’s portfolio of assets, the Fund could be liable for damages or compensation to the extent such loss is not covered under existing insurance policies. Health and safety concerns and/ or accidents could also result in the suspension (either temporary or long-term) of operations of an asset which will reduce the revenue of the Fund from that asset. Liability for damages or compensation in relation to accidents and/or suspension of operations could have a material adverse effect on the Fund.

The energy sector (like many other sectors) is subject to human rights abuse that needs to be mitigated. Recently, legislatures have adopted measures that seek to tackle instances of modern slavery (including forced labor) in supply chains. For example, the United States has numerous regulations which focus on forced labor (including the Tariff Act of 1930, Pub. L. No. 71-361 (June 17, 1930), as amended by the Trade Facilitation and Trade Enforcement Act of 2015, Pub. L. No. 114-125 (Feb. 24, 2016), the Trafficking Victims Protection Reauthorization Act of 2017, Pub. L. No. 115-427 (Jan. 9, 2019)) as well as the White House National Action Plan to Combat Human Trafficking (Dec. 2021)). Significantly, the Uyghur Forced Labor Prevention Act (Public Law No. 117-78) (“UFLPA”) was enacted on December 23, 2021, and went into effect on June 21, 2022. The UFLPA creates a rebuttable presumption that goods mined, produced, or manufactured wholly or in part in Xinjiang, China, or by an entity on the UFLPA Entity List, are prohibited from U.S. importation under 19 U.S.C. § 1307. The U.S. Customs Border and Protection (CBP) authorities have been active in detaining goods and companies are closely scrutinizing their supply chains to pre-empt the detention of goods. The EU is considering imposing mandatory human rights and environmental due diligence which would encompass due diligence of violations of modern slavery protections (including in relation to forced labor and human trafficking). These measures existing on top of existing obligations to report (and in some cases, carry out due diligence in respect of modern slavery-type issues applicable to various entities as a result of legislation already in place in the UK, Australia, Switzerland, Norway, France, and Germany).

These legislative developments may result in heightened scrutiny of the Fund’s portfolio management of issues connected with modern slavery (including forced labor) and, depending on the appliable legislation, may result in reputational risk or fines (both criminal and/or administrative), and/or other sanctions. The Fund will seek to mitigate risk through putting in place the appropriate Adviser policies and processes (including due diligence of third-party service / equipment providers) alongside ensuring appropriate policies are in place for portfolio companies and counterparties.

Governance Risk. The risk posed by exposure to weak governance structures. For companies, governance risk may result from malfunctioning boards, inadequate remuneration structures, abuses of minority investors or bondholders rights, deficient controls, aggressive tax planning and accounting practices, or lack of business ethics. For countries, governance risk may include governmental instability, bribery and corruption, privacy breaches and lack of judicial independence. Governance risk may negatively affect the value of investments due to poor strategic decisions, conflict of interest, reputational damages, increased liabilities or loss of investor confidence.

These are only examples of sustainability risk factors and sustainability risk factors do not solely determine the risk profile of the investment. The relevance, severity, materiality and time horizon of sustainability risk factors and other risks can differ significantly between investments.

Sustainability risk can manifest itself through different existing risk types (including, market, liquidity, concentration, credit, asset-liability mismatches etc.). As a result, sustainability risk factors may have a material impact on an investment, may increase the volatility, affect liquidity and may result in a decrease in the value of interests in the Fund.

The impact of those risks may be higher for investments with particular sectoral or geographic concentrations, such as with geographical concentration in locations susceptible to adverse weather conditions where the value of the Fund’s investments may be more susceptible to adverse physical climate events, or investments in Underlying Funds with specific sectoral concentrations such as investing in industries or issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives.

All or a combination of these factors may have an unpredictable impact on the investments and the Fund. Under normal market conditions, such events could have a material impact on the value of interests in the Fund.

The impacts of sustainability risks are likely to develop over time and new sustainability risks may be identified as further data and information regarding sustainability factors and impacts become available and the regulatory environment regarding sustainable finance evolves. These emerging risks may have further impacts on the value of interests in the Fund.

Risks Related to Infrastructure Assets – Renewables

Renewable Energy Projects. Investments in renewable energy projects, including solar, onshore wind, offshore wind and other renewable technologies such as hydro and geothermal, bioenergy and energy storage and natural climate solutions, are subject to all the risks relevant for the ownership of renewable energy infrastructure, renewable energy infrastructure related assets and any infrastructure investment generally, and many of such risk factors could cause fluctuations in usage, expenses and revenues, causing the value of the investments to decline and to affect the Fund’s returns negatively.

Moreover, renewable energy assets are subject to energy regulation and require governmental licenses and approvals for their operation as well as operating in a highly regulated power market, which is subject to periodic regulatory changes. The failure to obtain, maintain or comply with the approvals and permits relating to the investments, and the resulting inability to complete the projects, or be able to generate power from them, in addition to the risk of additional costs, fines and penalties, could materially and adversely affect the portfolio companies’ return from the assets. Renewable energy projects also require significant expenditure to develop, build and commission the projects before the assets begin to generate income, as well as on-going, long-term expenditure on operating and maintenance to enable projects to reliably generate expected levels of income.

The degree of success for any renewables energy project will depend partly on the continued growth of the clean technology market worldwide. Although these markets are projected to grow rapidly, there can be no assurance that they will do so. If these markets do not continue to grow or grow more slowly than projected or if the infrastructure does not effectively support growth that may occur, the Fund’s business, prospects, financial condition, and operations could be materially adversely affected. The commercial potential of the clean technology market remains uncertain.

Furthermore, the energy industry is experiencing increasing competitive pressures, primarily as a result of consumer demands, technological advances, privatizations and other factors. To the extent competitive pressures increase and the pricing and sale of energy products assume more characteristics of a competitive or otherwise unregulated business, the economics of projects or companies in which the Fund may invest may come under increasing pressure. Energy infrastructure asset owners may also find it increasingly difficult to negotiate long-term procurement or sales agreements with counterparties, which may affect their profitability and financial stability.

The operation and financial performance of any renewable energy investment will also be significantly dependent on governmental policies and regulatory frameworks that support renewable energy sources. Investments in renewable energy and related businesses and/or assets currently enjoy support from national, state and local governments and regulatory agencies designed to finance or support the financing development thereof, such as the U.S. federal investment and production tax credits, tax rebates, U.S. Treasury grants, various renewable and alternative portfolio standard requirements enacted by several states, renewable energy credits and state-level utility programs, such as system benefits charge and customer choice programs. Similar support, initiatives and arrangements exist in non-U.S. jurisdictions as well, in particular the European Union. Non-U.S. jurisdictions may have more variable views on policies regarding renewable energy (and, for example, may be more willing or likely to abandon initiatives regarding renewable energy in favor of more carbon-intensive forms of traditional energy generation). The combined effect of these programs is to subsidize in part the development, ownership and operation of renewable energy projects, particularly in an environment where the low cost of fossil fuel may otherwise make the cost of producing energy from renewable sources uneconomic. Some of the U.S. states or other jurisdictions in which renewable energy investments are located may have Renewable Portfolio Standard (“RPS”) requirements that support the sale of electricity generated from renewable energy sources. Electric utility suppliers may satisfy their RPS requirements by purchasing renewable energy or renewable energy credits from producers of electricity generated from renewable sources. There can be no assurance that government support for renewable energy will continue, that favorable legislation will pass, or that the electricity produced by the renewable energy investments will continue to qualify for support through the RPS programs. The reduction, elimination or expiration of government policies that support renewable energy, government subsidies and economic incentives could adversely affect the cash flows and value of a particular portfolio company, the flow of potential future investment opportunities and the value of any platform in the sector. Any reduction in or elimination of these programs will have an adverse effect on the development of renewable energy resources, as was demonstrated by the significant reduction in wind power development projects between the end of 2003 when the federal production tax credit expired and the reinstatement of such credit by the U.S. Congress in October 2004. To the extent any federal, state or local tax credits, other favorable tax treatment or other forms of support for renewable energy are changed, the Fund’s renewable energy investments may be negatively impacted. Conversely, because policies favoring renewable energy initiatives may involve economic disincentives on more carbon-intensive forms of traditional energy generation, such policies may adversely affect the Fund’s other investments that do not involve renewable energy projects.

Project Risks. Infrastructure assets can have a narrow customer and supplier base. Should any of the customers or suppliers fail to pay their contractual obligations, or a government appropriate the underlying assets or retroactively change renewable energy subsidy regimes, significant revenues could cease and become irreplaceable. Limited suppliers (for example, the case of offshore wind, in relation to procuring turbines) or supply chain risk would also lead to increased project costs. This would affect the profitability of the asset and the value of any securities or other instruments issued in connection with such assets. Infrastructure projects can be heavily dependent on the developer, equipment suppliers and operator of the assets. There are a limited number of developers, equipment suppliers, and operators with the expertise necessary to successfully maintain and operate offshore wind projects for example. The loss of a developer, equipment supplier, or operator for an infrastructure project of the Fund could significantly impair the financial success of the project and have a material adverse effect on the investment. Similarly, the insolvency of a lead contractor, a major subcontractor and/or a key equipment supplier could result in material construction delays, project disruptions and additional costs and these may have a material adverse effect on the performance of the investment.

Decommissioning Risks. At the end of the economic life of a renewable energy asset, the owners may owe an obligation to the relevant landowner to decommission the project. So far, there is limited information and experience with respect to the decommissioning and dismantling of power plants, facilities and/or infrastructures, especially for renewable energy. As part of this obligation a decommissioning plan may be pre-agreed and it is normal practice of owners and investors to include an appropriate forecast of decommissioning costs in the financial model, and to establish reserves to cover those costs in advance of the forecast end to the economic life of the project. In some instances, the landowner may also require the Fund or the MAM Managed Accounts, to the extent they control the asset, to provide a guarantee to back the obligations for decommissioning. The anticipated costs for decommissioning are provided by an independent third-party, but these costs could vary from those forecast amounts and materially affect the value of the investment. Accordingly, the Adviser will make provision for decommissioning costs, but actual decommissioning costs of any particular project may vary from those forecast in the relevant financial model. In addition, such dismantling, disposal and restoration may result in additional unforeseen costs to be borne by the renewable energy asset. If any of these risks materialize, the performance of the relevant renewable energy asset may be adversely affected which in turn may have a material adverse effect on the Fund’s return.

Investment in Restructurings. The Fund may make investments in restructurings that involve portfolio companies that are experiencing or are expected to experience financial difficulties. These financial difficulties may never be overcome and may cause such portfolio company to become subject to bankruptcy proceedings. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to the Investors may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by local statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims.

Risks Related to the Ownership of Renewable Energy Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of renewable energy infrastructure and renewable energy infrastructure related assets in general, including: increasing competitive pressures within the energy industry, primarily as a result of consumer demands, technological advances, privatization and other factors; the burdens of ownership of renewable energy infrastructure; local, national and international economic conditions; the supply and demand for services from and access to renewable energy infrastructure; the financial condition of users and suppliers of renewable energy infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of renewable energy infrastructure assets difficult or impracticable; changes in laws, including environmental law, and regulations, and planning laws and other governmental rules; environmental claims arising in respect of renewable energy infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; uninsured casualties; underinsured or uninsurable losses, such as force majeure events and terrorist acts; and other factors which are beyond the reasonable control of the Fund. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of the investments to decline and to affect the Fund’s returns negatively. Energy infrastructure asset owners may also find it increasingly difficult to negotiate long-term procurement or sales agreements with counterparties, which may affect their profitability and financial stability.

Technology Risk – Renewable Power Projects. There are a variety of technology risks in renewable power projects, including the risk of new technology failing to work reliably, as well as the risk that subsequent projects will be more efficient and place existing projects at a competitive disadvantage. A notable feature of the renewables market has been the economic weakness of technology suppliers, particularly in the solar panel market, such that they may be poor credit risks and may not be able to satisfy claims on equipment warranties. A key feature of the renewables market has been rapidly declining equipment costs, there is no guarantee that this will continue. If it does continue, new projects may have a significant cost advantage over historic projects.

While the Fund will seek to invest in proven technologies, there is a risk that there may be manufacturing or other defects in the technology or that the technology when applied to the specific renewable resource may not be adequate. This risk is mitigated in part by the use of fixed price construction contracts with performance guarantees backed by liquidated damages, although there is no assurance that these terms will be available in construction contracts in the future.

Technology Risk – Offshore Wind. There are a variety of technology risks in offshore wind, especially in relation to floating offshore wind, which is a rapidly growing type of offshore wind technology that is still progressing towards commercialization. There are therefore risks that new technologies fail to work reliably, not being available for the entire forecast period for their intended use or not achieving or maintaining the predicted efficiency, as well as the risk that subsequent projects will be more efficient and place existing projects at a competitive disadvantage.

Power Purchase Agreement Risk. Companies engaging in renewable energy projects will often enter into a power purchase agreement (“PPA”) for electricity offtake. Payments by power purchasers to such projects pursuant to their respective PPAs may provide the majority of such companies’ or projects’ cash flows. There can be no assurance that any or all of the power purchasers will fulfil their obligations under their PPAs or that a power purchaser will not become bankrupt, or that upon any such bankruptcy its obligations under its respective PPA will not be rejected by a bankruptcy trustee. There are additional risks relating to the PPAs, including the occurrence of events beyond the control of a power purchaser that may excuse it from its obligation to accept and pay for delivery of energy generated by a company or project. The failure of a power purchaser to fulfil its obligations under any PPA or the termination of any PPA may have a material adverse effect on a portfolio company or project. To date, many PPAs have been provided by national governments (through fixed tariffs, or some other form of subsidy). There is no guarantee that governments will retain previously agreed tariffs and no guarantee that such tariffs will continue to be offered to new projects.

Renewable Energy Pricing. The revenues derived from investments are likely to be affected by the price of electricity derived from other fuel sources, which has been, and is likely to continue to be, volatile and subject to wide fluctuations in response to factors such as: (i) relatively minor changes in the supply of and demand for oil, gas or coal; (ii) market uncertainty; (iii) political conditions in international commodity producing regions; (iv) the extent of domestic production and importation of oil, gas or coal in certain relevant markets; (v) the level of consumer demand; (vi) weather conditions; (vii) the competitive position of oil, gas or coal as a source of energy as compared with other energy sources; (viii) the industrywide refining or processing capacity for oil, gas or coal; (ix) the effect of foreign federal, state and local regulations on the production transportation and sale of commodities; and (x) the amount and character of excess electric generating capacity in a market area. Market prices of these energy commodities may fluctuate materially depending on a variety of factors beyond the control of the Adviser or the Fund, including, without limitation, weather conditions, foreign and domestic supply and demand, force majeure events, changes in law, governmental regulations, prices and availability of alternative fuels and energy sources, international political conditions including those in the Middle East, actions of the Organization of Petroleum Exporting Countries (and other oil and natural gas-producing nations) and overall economic conditions.

Following construction, renewable energy investment and economics are principally influenced by the balance between operating and maintenance costs on the one hand and, on the other, the income from renewables subsidies (if any), power prices and the price of any applicable related green certificates. Power market prices are impacted by the balance of demand and supply, and can turn negative in periods of excess supply. The significant increase in the amount of intermittent renewable power generating capacity that is expected in the future may make power prices more volatile going forwards and may require further changes to the applicable rules and regulations applying to generating projects.

Renewable energy projects are long-term assets with long economic lives often exceeding 20 years. While sales contracts, PPAs and feed-in tariffs, underpinning the forward sale of electricity and/or environmental credits, often provide for short-term fixing of the price of energy and/or environmental credits, a clean energy project will likely be required to sell electricity or environmental credits at then prevailing market prices and/ or seek new sales contracts with fixed price periods.

In making its investment decisions, the Adviser will necessarily rely on market forecasts as to the forward price of electricity and environmental credits or equivalent instruments. There can be no assurance that such forecasts will be accurate and if the revenues are ultimately lower than projected, the returns on the investments will also be lower. In certain markets, electricity is also sold on spot markets which fluctuate constantly.

The Fund may make investments in projects and concessions with revenue exposure to power prices and the returns from renewable energy generation assets may be affected by changes in the market price for power, the costs of managing intermittency risks and changes in the availability and charges for connection to the electricity distribution and transmission systems in any markets in which the Fund has operating assets. The market price of electricity is volatile and is affected by a variety of factors. Whilst some of the portfolio companies may benefit from fixed price arrangements for a period of time, others may have revenue which is based on prevailing power prices.

Renewable Resources. Renewable power technologies, especially wind, solar, hydro and landfill gas require an assessment of the renewable resource. For example, in the case of wind, solar or hydro, if there is less wind, sun or available water than had been anticipated, a project may have a lower return than originally projected. Actual annual wind speed or solar irradiation may fluctuate resulting in lower-than-expected long-term average rates with a corresponding effect on the amount of electricity generated. Wind speeds that are significantly higher than expected could result in periods where the wind is too strong for the wind turbines to safely produce electricity which could result in reduced generation. There is also risk of weather cycles that are deficient in the type of weather conditions required to produce energy at the relevant renewable energy asset. Energy yield forecasts are to a large extent based on historical climate data and certain computer-based simulations/calculations. There is a risk that such forecasts prove inaccurate due to meteorological measurement errors, the reliability of the forecasting model or errors in the assumptions applied to the forecasting model. In particular, extreme weather conditions may lead to greater fluctuation from historically recorded data. In the case of landfill gas, the production of methane from a landfill site will decline over time. The amount of the decline and the length of the life of the field can be difficult to estimate. In addition to long-term resource levels, renewable resources, especially wind and hydro, and to a lesser extent solar, are subject to annual variations. There is a risk that a renewable power project will not generate sufficient cash to service its debt and/or achieve a return, and if a decline in resource levels occurs early in a project’s life, the impact on projected returns will be greater.

Equipment and Services. The Fund’s revenue may depend in part upon the availability and operating performance of the equipment used in connection with infrastructure assets within its portfolio, including solar assets and offshore wind assets, such as solar panels. Even where such equipment is available, the Adviser’s procurement processes may not permit the Fund to acquire such equipment as a result of concerns raised during supply chain due diligence for example. Some of that equipment is owned / maintained by the project and some is likely to be owned / maintained by third parties. A defect, serial defect or a mechanical failure in the equipment, or an accident which causes a decline in the operating performance of equipment and the availability of such equipment, can directly impact upon the revenues and profitability of that asset. Should access to spare or replacement parts be restricted by their discontinued production, the planned operational lifetime of the assets could be reduced. The Adviser will incorporate an estimate of operating cost spend and unavailability of equipment within the financial forecasts, consistent with third-party advice. There is a risk that differences between actual and forecast costs will exist. The impact on the Fund of any failure of or defect in the equipment used in the operation of its assets should be reduced to the extent that the Fund has the benefit of any warranties or guarantees given by an equipment supplier.

Wind Farms. The Fund’s revenue may depend in part upon the availability and operating performance of the equipment used in connection with wind farms within its portfolio, such as gear boxes, rotor blades, transformers, inter-array cables, transmission cable, foundations and sub-stations (both onshore and offshore). Some of that equipment is owned / maintained by the project and some is likely to be owned / maintained by third parties. A defect, serial defect or a mechanical failure in the equipment, or an accident which causes a decline in the operating performance of a wind turbine and the availability of such equipment, can directly impact upon the revenues and profitability of that wind farm. Should access to spare or replacement parts be restricted by their discontinued production, the planned operational lifetime of the wind turbines could be reduced. The Adviser will incorporate an estimate of operating cost spend and turbine unavailability into its modelling of the wind farms within the financial forecasts, consistent with third-party advice. There is a risk that differences between actual and forecast costs will exist. The impact on the Fund of any failure of or defect in the equipment used in the operation of its wind farms should be reduced to the extent that the Fund has the benefit of any warranties or guarantees given by an equipment supplier.

Wind power production estimates are based on past wind measurements. Historical wind speeds may not be representative of future wind speeds. Seasonal and annual volatility may also adversely affect the Fund’s returns from its wind power assets. Typically, wind farms wind farms have relied upon supportive legal and regulatory environments to remain competitive with thermal power suppliers, although this is changing in some markets. Any adverse change to the legal or regulatory environments in countries in which the Fund’s wind farm assets are situated may reduce the Fund’s returns from these assets. Similarly, returns from wind farm assets may be affected by changes in the basis of charging for electricity or the basis on which the Fund’s assets are charged for connection to the electricity distribution system in any markets in which the Fund operates. Systemic faults in technology employed by wind farms in which the Fund invests may also negatively impact on returns to the Fund from those assets. Where wind farm projects are a more expensive means of electricity production than alternative generating technologies, they are likely to depend on supportive regulatory environments. In countries in which the Fund’s wind power assets are situated, regulatory changes may reduce the Fund’s returns from these assets.

In particular, offshore wind assets are subject to energy regulation and require governmental licenses and approvals for their development, construction and operation as well as operating in highly regulated power markets, which are subject to periodic regulatory changes. The failure to obtain, maintain or comply with the approvals and permits relating to the investments, and the resulting inability to complete the projects, or be able to general power from them, in addition to the risk of additional costs, fines and penalties, could materially and adversely affect the portfolio companies’ return from the assets. Offshore wind projects also require significant expenditure to develop, build and commission the projects before the assets begin to generate income, as well as on-going, long-term expenditure on operating and maintenance to enable projects to reliably generate expected levels of income.

Solar. Like wind farms, solar power production estimates are based on past measurements. Historical radiation measurements may not be representative of future solar power production, including due to changes in environmental conditions, including cloud cover and pollution. Seasonal and annual volatility may also affect the Fund’s returns from its solar power assets. Increasingly solar power solar power projects are being developed without significant subsidies, and there is a risk that existing subsidies will be phased out in jurisdictions where they remain.

Further, although solar assets have few moving parts and operate, generally, over long periods with limited maintenance requirement, solar photo-voltaic (PV) power generation employs solar panels composed of a number of solar cells containing PV material. These panels are, over time, subject to degradation since they are exposed to the elements and carry and electric charge, and will age accordingly. In addition, solar radiation which produces solar electricity carries heat with it that may cause the components of a PV solar panel to become altered and less able to capture irradiation effectively. There is a risk of equipment failure due to wear and tear, design error or operator error with respect to each PV facility and this failure, among other things, could adversely affect returns to the Fund.

Any adverse change to the legal or regulatory environments in countries in which the Fund’s solar power assets are situated may reduce the Fund’s returns from these assets.

Bioenergy. The principal risk to returns from bioenergy plants are the availability of suitable plant-based fuel and increases in the cost of such fuels. If suitable fuels become scarce, or for other reasons become more expensive to acquire, the Fund’s returns from bioenergy plants may be adversely affected. Where bioenergy projects are a more expensive means of electricity production than alternative generating technologies, they are likely to depend on supportive regulatory environments. In countries in which the Fund’s bioenergy assets are situated, regulatory changes may reduce the Fund’s returns from these assets.

Geothermal. There are limited places where geothermal power stations can be built due to the requirement for suitable hot rocks at suitable drilling depths. This limitation may require significant exploration, which can be very costly and time consuming and may not ultimately be successful, thereby adversely affecting returns to the Fund. The level of geothermal energy at an operational site can be variable, and this may adversely impact on returns to the Fund. Where geothermal projects are a more expensive means of electricity production than alternative generating technologies, they are likely to depend on supportive regulatory environments. In countries in which the Fund’s geothermal assets are situated, regulatory changes may reduce the Fund’s returns from these assets.

Hydroelectric Projects. The effectiveness of hydroelectric power generation depends on the consistent flow and velocity of water running through turbines. Accordingly, in addition to power price risk and technology risk, the primary risk to returns from small hydro installations is a decrease in the amount of electricity produced because of a decrease in water velocity. This decrease in velocity could result from, amongst other things, sedimentation or corrosion of the turbines. Run of the river hydroelectric power projects have no way to store water to provide a back-up for reduced river flow and so are exposed to the risk of reduced precipitation or increased water use by other users adversely impacting generation and income.

Feedstock. Some renewable power technologies, especially biomass require feedstock to generate electricity. The amount, and price of, feedstock available is volatile and interruptions in the supply chain and can have a significant impact on either. A reduction in supply or increase in cost of feedstock will materially impact the performance of these types of investments.

Carbon Capture and Sequestration. Carbon capture and sequestration (“CC&S”) projects involve the installation of capture equipment on emission sources (such as natural gas plants, ethanol production and coal fired generation) with the intent of removing carbon emissions that would otherwise enter the atmosphere. The captured carbon can be permanently sequestered underground or used for enhanced oil recovery. While CC&S is not a new technology, deploying it at scale is a new development within the energy transition, enabled in large part through various regulated and unregulated subsidies. As a result, there are unique risks associated with CC&S.

Many CC&S projects rely upon federal and state support regimes. Under Section 45Q of the Code, the federal government provides a production tax credit in an amount up to $85/ton of qualified carbon oxide that is captured by the taxpayer that owns the carbon capture equipment and disposed of by the taxpayer in secure geological storage in a qualifying manner over a twelve-year credit period, subject to satisfaction of certain labor, wage and apprenticeship requirements, indexed for inflation (“Section 45Q Tax Credit”). In addition, this amount is increased to $180/ton for direct air capture facilities, subject to meeting certain labor, wage and apprenticeship requirements. Since the amount of the Section 45Q Tax Credit is directly tied to the volume of qualifying carbon oxide captured and sequestered, any technological issues with the CC&S equipment can reduce the quantum of tax credits available for monetization, and the Fund cannot predict with complete accuracy the amount of credits a CC&S project will generate.

The Fund does not expect to hold tax credit-generating projects without the use of an intermediate entity classified as a corporation for U.S. federal income tax purposes; accordingly, the Fund does not expect to recognize any Section 45Q Tax Credits. Further, in the event a Fund subsidiary generates tax credits, its owners may be unable to monetize these tax credits, which requires such credits to be monetized through alternative means (e.g., tax equity financing or transferability deals). CC&S is yet considered an emerging technology with limited projects operational to date, which makes it more challenging to monetize the Section 45Q Tax Credit and to accurately assess the monetization value (i.e., the purchase price for a Section 45Q Tax Credit may be subject to a higher discount compared to transferability deals involving solar or wind facilities). In addition, traditional sources of tax equity financing may be limited which would reduce the ability to monetize tax depreciation, which means less value can be realized from the tax attributes generated by CC&S projects, without another cash equity or accommodation partner. An alternative method to monetize the Section 45Q Tax Credit is available as a direct pay, where the partnership or other regarded entity holding the relevant asset may apply to the Treasury for a direct cash payment in lieu of tax credits, but such direct pay election is available only for the first five years of a twelve-year tax credit period – this requires the CC&S project to seek other means to monetize the Section 45Q Tax Credit generated during the remaining seven years of the credit period. In addition, the Section 45Q Tax Credit is subject to a recapture risk in the event that the sequestered carbon oxide is leaked from storage before the end of the three years after the last taxable year in which the taxpayer claimed a Section 45Q credit. While the Fund will seek to ensure that its investments take necessary precautions to protect the safety and integrity of the sequestration operations, the Fund does not expect to control the relevant entities and no assurances can be given that carbon will remain permanently sequestered.

In addition, certain states (e.g., California, Oregon, and Washington) have enacted portfolio standards for emitters, requiring them to either reduce their emissions, or purchase regulated credits awarded to parties that lower their emissions, or produce low carbon fuels (low carbon fuel standards or “LCFS”). CC&S projects that produce low carbon fuels for sale into these markets can generally qualify for the credits and sell them to parties that are not otherwise able to satisfy state-mandated emissions goals. However, the market for these credits is volatile due to the difficulties of predicting the supply and demand associated with low carbon fuels credits, and no assurances can be provided on whether, and to what extent, these regulated state credits can be monetized.

Unregulated markets for carbon credits also exist, and the Fund may seek to qualify a CC&S project for and monetize these voluntary carbon credits (“VCCs”). Unlike regulated state credits, a VCC is administered by an independent agency, and there is no requirement for companies to either generate or purchase VCCs. While companies have expressed interest in purchasing VCCs to achieve their climate goals, the price they will pay for a VCC, and the quantity they are willing to purchase are uncertain. While the Fund expects its investments would seek to receive the highest price per VCC that it generates, if any, there can be no assurances that a VCC market will continue to exist or as to the value of any such market.

A requirement to qualify for the Section 45Q and state benefits, and depending on a registry’s internal metrics, the VCC, is the procurement of permits from federal, state and local agencies that enable the CCS operator to permanently sequester the carbon. Obtaining permits takes considerable time and expense, and there is no guarantee that any agency will grant a permit. Accordingly, there is a risk that an investment will incur capital expenditures related to a CC&S project that fails to obtain the necessary permits to become operational.

Hydrogen. The United States federal government incentivizes hydrogen production through federal income tax credits under Section 45V of the Code (“Section 45V Tax Credit”). In addition, similar to CC&S, there are certain regulated state incentives, supplemented with unregulated VCCs that arise in connection with certain types of hydrogen production. The Treasury Regulations addressing qualification for the Section 45V Tax Credit are currently in proposed form (the “Proposed 45V Rules”), and there has been significant commentary requesting the IRS and U.S. Treasury revise the rules. Accordingly, there can be no assurances that a project will qualify for the Section 45V Tax Credit, nor can there be assurances of the value of any Section 45V Tax Credit.

The Section 45V Tax Credit can be worth up to $3/kg of qualified clean hydrogen produced for sale or use over a ten-year credit period, subject to certain labor, wage and apprenticeship requirements, indexed for inflation. In addition, taxpayers seeking to qualify for the $3/kg Section 45V Tax Credit must demonstrate that the hydrogen production results in minimal lifecycle greenhouse gas emissions (measured from well-to-gate, considering emissions associated with feedstock). Taxpayers are required to compute emissions using the Greenhouse gases, Regulated Emissions, and Energy use in Transportation model (commonly referred to as the “GREET model”) developed by Argonne National Laboratory, or a successor model (as determined by the U.S. Treasury). The GREET model is subject to change on a periodic basis, and currently, the Proposed 45V Rules do not allow a taxpayer to rely on a model for the duration of the credit period. Accordingly, there is a risk that the Section 45V Tax Credit values will fluctuate during the credit period, which may pose a challenge to securing financing for a project and accurately assessing the magnitude of the amount of tax credits that may be generated during the credit period.

Moreover, the Proposed 45V Rules impose stringent requirements for clean electricity procurement, which is fundamental for receiving the highest amount of Section 45V Tax Credit. Specifically, the Proposed 45V Rules require a taxpayer to substantiate that clean electricity is procured from a facility that achieved commercial operation within three years prior to the hydrogen facility coming online. In addition, the Proposed 45V Rules allow taxpayers to substantiate clean electricity procurement by purchasing energy attribute certificates (“EACs”) to demonstrate clean electricity usage if they procure EACs to match, on an annual basis, total power usage to clean electricity procured. However, beginning in years after 2027, a taxpayer must procure EACs on an hourly basis, meaning that a taxpayer must demonstrate that, for each one-hour window it produces hydrogen, it purchased renewable power generated during that same one-hour production window. The Proposed 45V Rules recognize that technology is not currently available that enables hourly matching, casting considerable uncertainty as to whether a hydrogen producer can satisfy this criteria. Accordingly, there can be no assurance that a taxpayer can procure power in a manner that enables a ten-year window of the top Section 45V Tax Credit. This dynamic can result in significant degradation of value and financing options otherwise available to a hydrogen producer.

In addition to the foregoing legal uncertainty, there are supply chain bottlenecks related to equipment needed to bring online a hydrogen facility, and the permitting landscape is currently being developed. As a result, hydrogen production contains numerous legal and commercial risks that cast doubt on the commercial viability of a project.

Low Carbon Fuel Production. The United States federal government incentivizes the production of low carbon fuels (e.g., low carbon transportation fuels and sustainable aviation fuel) through federal income tax credits under Sections 40A, 40B, 45Z, and 6426 (“Fuels Credits”) of the Code. The Fuels Credits under Sections 40A, 40B and 6426 of the Code are set to expire at the end of 2024 and will be replaced with a clean fuel production credit under Section 45Z of the Code ("Section 45Z Tax Credit"), which is only available for transportation fuel produced and sold during 2025-2027. In addition to the Fuels Credits, there are state incentives (such as the LCFS described above) and potential VCCs available for clean fuel production.

The Fuels Credits under sections 40A and 40B, respectively provide up to a $1/gallon income tax credit for the production or qualified mixture of low carbon biodiesel and renewable diesel fuels, and up to $1.25/gallon income tax credit for the production or qualified mixture of sustainable aviation fuels (“SAF”).

From January 1, 2025 until December 31, 2027, Section 45Z Tax Credit provides up to a $1/gallon income tax credit for the production and sale of low carbon transportation fuels and $1.75/gallon income tax credit for the production and sale of SAF, indexed annually for inflation. Fuels with carbon intensities (measured in kilograms of CO2e per mmBTU (“kgCO2e/mmBTU”)) equal to or above 50 kgCO2e/mmBTU are not eligible for Section 45Z, and the value of the credit under Section 45Z increases as the produced fuel’s carbon intensity decreases below 50 kgCO2e/mmBTU. In determining the carbon intensity of a produced fuel for purposes of Section 45Z, taxpayers are required to compute “emissions rates” using (a) the most recent GREET model, or successor model as determined by the Secretary of Treasury, for transportation fuels, or (b) the Carbon Offsetting and Reduction Scheme for International Aviation which has been adopted by the CORSIA model, or a similar model under the federal government’s Clean Air Act, for SAF. Moreover, Section 45Z requires the U.S.Treasury to publish tables on determining emissions rates and corresponding Section 45Z Tax Credit values for transportation fuels. Taxpayers claiming the maximum amount of the tax credit allowed under Section 45Z must also comply with certain prevailing wage and apprenticeship requirements to avoid an up to 80% haircut to the amount of the credit. Furthermore, taxpayers that are involved in CC&S activities giving rise to Section 45Q Tax Credits, or hydrogen production qualifying for Section 45V Tax Credits, may be disqualified from claiming the Section 45Z Tax Credits during the same taxable year and subsequent years if the fuel production, carbon capture or hydrogen are carried out in the same “qualified facility.” Commentary has been submitted asking U.S. Treasury to clarify the meaning of “qualified facility” to determine whether multiple processes within a vertically integrated fuels operation enables access to a combination of some or all of Section 45Q, Section 45V, and Section 45Z tax credits, resulting in uncertainties as to the availability of the aforementioned tax credits to taxpayers.

The GREET model is subject to change on a periodic basis, and while the publication of “emissions rate” tables is required in order to properly determine the carbon intensity of transportation fuels, there is uncertainty as to the version of the GREET model those tables will refer to, or how the establishment of “emissions rates” in such published tables will vary over time. In addition, the market for SAF is currently developing, and models under CORSIA or other federally allowable rules are in a state of flux. Moreover, unlike transportation fuels, Section 45Z of the Code does not provide for an analogous publishing of “emissions rate” tables for SAF, suggesting that taxpayers will be required to develop their own “emissions rate” and carbon intensity computations resulting in potential uncertainty as to whether the IRS will respect a taxpayer’s determination of the Section 45Z Tax Credit value for SAF production in any given tax year. Accordingly, there is uncertainty as to the Section 45Z Tax Credit values for both transportation fuel and SAF.

Lastly, the market for clean fuels is developing, and in particular, the SAF market is in its early stages. In addition to the commercial market, the market for LCFS and VCCs is developing for SAF, adding additional uncertainty as to the values that can be ascribed to those incentives.

Effects of Ongoing Changes in the Electricity Supply Industry. Certain investments may be in projects and portfolio companies directly related to electric utilities and, in most cases, such utilities are the ultimate customers for purchasing electricity from renewable energy projects. The operation of renewable energy projects often takes place at sites that are remote from the electrical transmission and distribution system, frequently requiring grid interconnection and reinforcement. In many markets, the electricity supply industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demands, technological advances, greater availability of natural gas and other factors. There can be no assurance that: (i) existing regulations applicable to electricity utilities will not be revised or reinterpreted, especially those imposing mandates upon them to purchase renewable electricity; (ii) new laws and regulations will not be adopted or become applicable to electricity utilities companies; (iii) the technology and equipment selected by such utilities to comply with current and future regulatory requirements will not change materially over time; (iv) the required grid interconnection and reinforcement to permit uninterrupted generation will be undertaken in a timely manner at reasonable cost; or (v) such utilities’ business and financial condition will not be materially and adversely affected by such future changes in, or reinterpretation of, laws and regulations (including the possible loss of exemptions from laws and regulations) or any failure to comply with such current and future laws and regulations.

Grid Risk. Certain of the Fund’s investments must be connected to the distribution or transmission grid to sell their energy output. Therefore, these assets may be dependent on electricity transmission facilities owned by third parties to sell the electricity produced by its assets. Due to the continued roll out of renewables there is an increased risk of curtailment and grid outages which will reduce the amount of electricity a project can export, which in turn, reduces the revenues generated by a project in any given period. Typically, the Fund will not be the owner of, nor will it be able to control, the transmission or distribution facilities except those needed to interconnect its assets to the electricity network. Accordingly, a wind or solar farm must have in place the necessary connection agreements and comply with their terms in order to avoid potential disconnection or de-energization of the relevant connection point.

In addition, in the event that the transmission or distribution facilities break down without fault of the distribution of transmission grid operator, the Fund may be unable to sell its electricity and this could have a material adverse effect on the Fund’s returns in these assets. The circumstances in which compensation, if any, would be payable are limited and the amounts payable are unlikely to be sufficient to cover any losses of revenue.

Moreover, development projects may also face the risk of not securing a grid connection which materially impact their value. These risks may adversely affect the returns of the Fund in these assets. The Fund will need to consider any related costs and any timetabling implications for the connection of projects (where applicable), as well as ensuring compliance with policies and regulation in relation to grid connectivity.

Risks of Investing in Platform Companies. The Fund may invest its assets in the securities of smaller, less established companies with shorter operating histories. Investments in such companies may involve greater risks than are generally associated with investments in more established companies.

Although the Fund will monitor the performance of each investment, the Fund will necessarily rely on management to operate the investments on a day-to-day basis and the Fund’s performance is partially dependent on the continued efforts of these management teams. Each investment will be dependent on certain key personnel, and the loss of key personnel, or the inability to retain or replace qualified employees, could have an adverse effect on these businesses and the level of their distributions, which could adversely affect the results of operations and the Fund’s ability to generate cash and pay distributions.

Risks of Investing in Natural Climate Solutions

General. The Fund is subject to risks generally affecting interests and investments in, and ownership of / legal title to, real assets (including carbon assets), including: changes in local market conditions or general political and economic conditions or in specific industry segments; declines in asset values; changes in valuation yields due to relative attractiveness of real assets as an asset class; variations in supply of and demand for obsolescence of real assets and carbon credits; fluctuations in the availability of financing for the acquisition of real assets; changes in governmental rules, local authorities’ pre-emption rights, regulations and fiscal and other policies; technical problem; natural disasters or alterations in ecosystem functioning; financial failures of operating or site preparation subcontractors, and acts of God (where not covered by insurance); changes to applicable taxation regimes in relation to real assets and changes to, or uncertainty in, the tax treatment of carbon credits, all of which may affect valuation levels and may adversely impact the Fund. There is no assurance that there will be a ready market for resale of any portfolio company because they will generally not be liquid. Lack of liquidity may result from the absence of an established market for a portfolio company, as well as legal or contractual restrictions on their resale by the Fund.

Carbon Markets. There can be no guarantees or assurances that any portfolio company will generate or otherwise make available to the Fund any carbon credits. The Fund cannot guarantee that any carbon credits can or will be used for compliance purposes under any regulatory regime, or accepted for voluntary climate action goals under any standard, initiative, or guidance, or that any of these regimes, standards, initiatives, or guidance will not vary over time. The value and transferability of carbon credits is highly dependent upon government regulation, and the lack of authorization of a natural climate solutions project may affect the transfer of full legal title to the carbon credits, the possibility to transfer carbon credits internationally, and may also restrict the way in which carbon credits may be used or claimed. Trading of carbon credits is mainly done OTC or in markets which are largely immature and illiquid. Furthermore, it may not be possible to establish the current value of carbon credits at any particular time.

The Fund’s value may depend on a market price for carbon credits. Price changes may occur based on supply and demand dynamics as new markets for carbon credits emerge. An increase in supply may partly offset price increases. To the extent that the Adviser’s assumptions regarding the demand, usage and supply of carbon credits prove incorrect, delivery of carbon credits to the Fund could be adversely affected.

Market Conditions: Agriculture and Forestry. The Fund’s investment strategy may be based, in part, upon the premise that real assets will be available for purchase by the Fund at prices which the Adviser considers favorable. Further, the Fund’s investment strategy relies, in part, upon local market conditions. No assurance can be given that real assets businesses and assets can be acquired at favorable prices or that the market for such assets will recover, or continue to improve, as the case may be, since this will depend, in part, upon events and factors outside the control of the Fund. Further, the Fund’s investment strategy relies, in part, upon the continuation of existing market conditions (including, for example, supply and demand characteristics) or, in some circumstances, upon more favorable market conditions existing in the future. No assurance can be given that real assets can be acquired or disposed of at favorable prices or that the market for such assets will either remain stable or, as applicable, recover or improve, since this will depend upon events and factors outside the control of the Fund. The Fund’s business and the value of its portfolio companies may be adversely affected by periods of economic slowdown or recession, which may be accompanied by declining real estate values.

Timber and agricultural commodities are subject to a number of uncertainties regarding prices, costs, and market access. Agricultural and wood products commodity prices may suffer from volatility as a result of weather shocks and their effects on yields, energy price shocks and changes in supply and demand. Changes to international trade may increase or decrease access to certain markets.

In addition, fiscal constraints or political pressure may also lead the governments of countries across the globe to impose increased taxation or other charges on operations in the agriculture and forestry sectors. If the assets of the Fund are subjected to increased taxation, royalties or expropriation, it could have an adverse effect on the Fund’s financial condition. Further, government consents or notifications may be required for investments or disposals by the Fund which may make it challenging and costly for the Fund to make new investments or realize existing investments on a timely basis or at all, which could, in turn, have an adverse effect on the Fund’s profitability.

Risks Related to Private Infrastructure Equity Investments

Risks Related to Personnel. The Fund may invest in portfolio companies whose success depends on the management talent and efforts of one person or on a small group of persons, any of whose resignation, incapacity or death could adversely affect the businesses. No assurances can be given that such individuals will continue to be affiliated with the relevant portfolio company throughout the life of the Fund, and a departure of any such individual may result in a material adverse effect on the performance of the portfolio company and in turn, a material adverse effect on the performance of the Fund.

Risks Related to Investment Structure. Equity securities generally represent the most junior position within an issuer’s capital structure and are therefore subject to the greatest risk of loss. Targeted returns will reflect the assumed level of risk, but there can be no assurance that the Fund will be adequately compensated for risks taken.

Investments in the securities of various issuers are also subject to a number of risks, which will be dependent in part on the structure of the issuer (e.g., corporation, partnership, etc.) and the structure of the securities (e.g., common equity, preferred equity, etc.). The performance of securities may depend in part on liquidity, market support, price volatility, and the relative rights of more senior and junior stakeholders, among other things. The business, creditworthiness, tax position, and effectiveness and stability of management of the issuer, as well as general and specific financial, business and economic conditions, may also have an effect on the value of securities.

Investment in Private Companies. The Fund will generally seek opportunities relating to unquoted companies. Investments in unquoted companies are intrinsically riskier than in quoted companies as the unquoted companies may be smaller, more vulnerable to changes in technology and/or the general economic, geographic or market conditions, and may be more dependent on the skills and commitment of a small management team.

Control Position Risk. The Fund may seek investment opportunities that either allow the Fund to acquire control or exercise influence over management and the strategic direction of investments (whether as a result of its participation alone or as a consequence of its participation alongside other MAM Managed Accounts) or in which MAM otherwise seeks to leverage its expertise and capabilities in an effort to contribute to the success of the investment, for instance by providing advice and guidance regarding key strategic, commercial and financial decisions.. The exercise of control over a portfolio company imposes additional risks of liability for environmental damage, product defects, failure to supervise management and other types of liability in which the limited liability characteristic of business operations generally may be ignored. The exercise of control over an investment could expose the assets of the Fund to claims by such investment, its security holders and its creditors. While the Adviser intends to operate the Fund in a way that will minimize exposure to these risks, the possibility of successful claims cannot be precluded. If these liabilities were to arise, the Fund might suffer a significant loss. Consequently, the Adviser may not be solely in control of the acquisition, financing and disposition of all investments in the Fund’s portfolio and the portfolio’s construction may be negatively impacted as the Fund’s investment strategy and targeted returns are premised upon the opportunity to assemble, manage, finance, retain and harvest a complete and balanced portfolio.

The Fund may also make investments indirectly or acquire only a minority interest or a participation in an asset underlying an investment, and as a result may not be able to exercise control over the management of such investment. In certain circumstances, the Fund (or its subsidiaries or other vehicles through or in which it makes its investments, including the Underlying Funds) will be required to waive governance or voting rights it would otherwise have as a result of its participation in an investment. In such case, the Fund will have limited, and in some cases no, influence on the management and investment decision of such investments and may not always be in a position to effectively protect its interest. The Fund might not always be in a position to protect its interests effectively, particularly if management teams pursue objectives which are inconsistent with those of the Fund.

Provision of Managerial Assistance. The Fund may be represented on the boards of one or more portfolio companies and, as a result of anti-market abuse regulations and/or those nominee directors’ duties to act in the best interests of those portfolio companies, the Adviser’s ability to sell interests in such portfolio companies when and upon the terms that it may otherwise desire may be impaired.

The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders or its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations of a portfolio company. These measures could also: (i) result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company; (ii) result in claims against the Fund if the designated directors violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and (iii) expose the Fund to claims that it has interfered in management to the detriment of a portfolio company.

Risks Related to Private Infrastructure Debt Investments and Lending Generally

Limited Control Over Borrower’s Assets/Business. The ability of a lender to control the assets or business activities of a borrower is considerably less than the control that can be exercised by an equity investor.

Credit Risk. The assessment of a borrower’s ability to repay a loan is based on a number of assumptions. There is a risk that the assumptions made may prove to be incorrect. The longer the term of the debt, the harder it is to be certain that the assumptions will prove correct. The long term of the Private Infrastructure Debt Investments that the Fund may acquire will heighten the risk of circumstances arising which were not contemplated in the original credit assessment and may in turn increase the risk of the initial credit assessment being inaccurate.

Lender Coordination Risk. When lending jointly or as part of a consortium, a minority lender may not be in a position to control the enforcement and other actions to be taken under a loan. In particular, infrastructure projects and certain utility financing platforms are subject to complex intercreditor arrangements which may mean that amendments, waivers, consents and the ability to take or direct enforcement action, including the acceleration of debt, are outside of the control of a single creditor. As financings may have very diverse creditors (including public bondholders, banks, financial institutions, hedging providers, the European Investment Bank, monoline insurers (whether active or non-active), supra-national lenders and insurance companies), and as such creditors may have different payment rankings, the interests of creditors operating such intercreditor arrangements are not necessarily aligned.

Enforcement Risk. If a lender is required to take enforcement action and sell the underlying asset/business of a borrower it may recover less under such a forced sale than might otherwise be achieved and the proceeds might not be sufficient to cover all the amounts owing by the borrower. In some jurisdictions or for certain sub sectors, special insolvency regimes may apply which may prevent the enforcement of security and commencement of insolvency proceedings.

Prepayment Risk. In the event that a Private Infrastructure Debt Investment is pre-paid in advance of its maturity date, capital may not be able to be reinvested at the same rate of return. A break fee may be payable by the borrower in some instances which may wholly or partially compensate for the prepayment having occurred. In the event that a break fee is not paid or not payable, this may have a negative impact on the expected duration of the Private Infrastructure Debt Investment by the Fund and the duration of returns received by an Investor.

Loan Origination Risks. The Fund may originate loans, including senior, and junior loans, in each case, in compliance with local law requirements. The Fund’s success in this area will depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund will compete with a broad spectrum of lenders (which could include Macquarie), many of which may have substantially greater financial resources than the Fund.

Increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to Investors. There can be no assurance as to the amount and timing of payments with respect to the loans; the loans could become non-performing and possibly go into default, and the borrower could enter into bankruptcy or liquidation. Although the Adviser will attempt to manage risks of investing in loans, there can be no assurance that the Fund’s Private Infrastructure Debt Investments will increase in value or that the Fund will not incur significant losses.

Origination and intermediation of loans in certain European jurisdictions can amount to a regulated activity. Typically, in those jurisdictions where such regulations do apply, the Fund and/or the Adviser would be required to obtain regulatory approval as a pre-condition of being able to carry on such activities. The Fund intends to structure its affairs in such a way that neither it nor the Adviser will be required to obtain any such regulatory approval(s). Inability to originate loans in such a jurisdiction, due to lack of appropriate authorization, may limit the range of investments available to the Fund. Such inability may require the Fund to enter into arrangements with intermediaries who have such authorizations, most typically banking institutions, to assist with loan origination or intermediation. To the extent that the Adviser determines to pursue such a strategy, it is likely to increase expenses and reduce returns to the investors and may expose the Fund to the credit risk of such intermediary. Further, the application of such laws and regulations is often complex to determine and highly specific to the individual circumstances of the Fund and the proposed borrower. This means that the Fund may incur significant legal, tax and other advisory fees in its efforts to ensure that it acts in compliance with such laws and regulations. Such determinations will often ultimately depend upon the professional judgement of the Fund’s legal, tax and other advisors and it is therefore possible that a regulatory authority may dispute such determinations with potentially adverse consequences for the Fund and/or the Adviser.

Loans to Companies. A portion of the Fund’s portfolio may be committed to the origination or purchasing of loans to both public and privately owned businesses. With respect to the origination or purchasing of loans from medium-sized or privately owned businesses, compared to larger, publicly owned firms, such companies may have limited financial resources and access to capital as well as higher funding costs. They may be in a weaker financial position and may need more capital to expand or compete. These companies frequently have shorter operating histories, narrower product lines and smaller market share than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. There may not be as much information publicly available about these companies as would be available for public companies, and such information may not be of the same quality. These companies are also more likely to depend on the management talents and efforts of a small group of persons and, as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations. The above challenges increase the risk of these companies defaulting on their obligations.

Risks Associated with Different Parts of a Borrower’s Debt Capital Structure. The Private Infrastructure Debt Investments of the Fund may be contractually or structurally subordinated to the senior debt obligations of an issuer or financing group. Such subordinated investments may be characterized by greater credit risks and higher loss given default than those associated with the senior obligations of the same issuer. Subordinated or junior tranches in an issuer’s capital structure may absorb losses from default before other more senior tranches to which such junior tranches are subordinated.

Adverse changes in the financial condition of an issuer, general economic conditions, or the terms of the senior financing structure may impair the ability of such issuer to make payments on the subordinated securities and result in defaults on such securities more quickly than in the case of the senior obligations of such issuer. As a result, to the extent the Fund invests in such securities, the Fund would potentially receive payments after, and would bear the effects of losses or defaults on its investments before, the holders of other more senior tranches of debt. In the absence of an intercreditor arrangement with senior creditors, the Fund may have limited protections or rights following an event of default. In addition, the ability of the Fund to influence an issuer of such securities’ affairs would likely be substantially less than that of senior creditors.

The Fund may also lend on an unsecured basis. In the event of default or insolvency of a borrower, the Fund would rank subordinate to secured lenders and pari passu to unsecured creditors. In such circumstance the Fund is at greater risk of experiencing significant loss.

Differing Investment Positions in Securities. Subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief, the Adviser or its affiliates, because of differing investment objectives, different investment teams or other factors, may cause other investment vehicles to take investment positions different from those taken by the Fund in securities in which the Fund invests, including positions contrary to those held by the Fund or senior or junior to those held by the Fund. When deciding whether or not to invest in such positions, the Adviser will take into account a number of factors, including the size of the relative positions, nature and extent of voting rights, relative covenant packages, materiality of the investment to the Fund or other investment vehicle, the nature of the lender syndicate and the expected maturity date, being the date on which, in the opinion of the Adviser, the relevant Private Infrastructure Debt Investment could reasonably be expected to be refinanced in full.

To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such other vehicles, the Adviser and its affiliates may be presented with decisions involving circumstances where the interests of such other vehicles are in conflict with those of the Fund, including with respect to targeted returns for the investment and the timeframe for and method of exiting the investment. Furthermore, it is possible that in certain circumstances, including for example in a bankruptcy proceeding or other action relating to a distressed situation for the relevant borrower, the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicles’ involvement and actions relating to its investment.

Borrowers Equally Face Credit Risk in Relation to Their Project Counterparties. Borrowers often enter into warranty and bonding arrangements with project counterparties, such as equipment suppliers, construction, operational and maintenance counterparties. Such warranties and bonds typically cover the non-performance of the counterparty or the relevant equipment under certain conditions and are typically subject to time limits, maximum pay-out clauses and other contractual restrictions. Payments under warranties and bonds will ultimately depend on the relevant counterparty’s ability to satisfy its financial obligations.

Financial analysis for infrastructure project companies is typically based on the fact that construction and other risks of operating the relevant concessions are substantially assumed by third party contractors. Infrastructure project companies may be exposed to increased cost or other liabilities where this does not happen, for example as a result of the operation of contractual limits of liability, contractor default or insolvency or defective contractual provisions.

Risks Associated with Lending to Utilities

Increasing Competition in Regulated Utilities. Regulators in the utility sector have sought and continue to seek to introduce increased competition into the market for the provision of regulated utility services (including the separation of wholesale and retail businesses). The introduction of increased competition could lead to a reduction in the revenue of the relevant utility borrower which could have a material adverse impact on the borrower’s business, operational performance, profitability or financial condition and thus the Fund’s investments.

Revenue Risks. The turnover, profitability and cash flow of many regulated utilities are substantially influenced by the service levels, regulatory targets and price limits established by the relevant regulator, and such regulator’s assessment of delivery against those factors.

Inadequate allowed cost of capital or regulatory assumptions concerning operating expenses and required capital expenditure as well as turnover forecasts proving not to be sufficiently accurate, unforeseen financial obligations or costs (for example, as a result of ensuring regulatory compliance or changes to legislation or regulatory requirements) which are not taken into account by the relevant regulator in setting price limits and are consequently not compensated for, could materially adversely affect the financial performance and profitability of such utilities.

Non-Recovery of Consumer Debt. Non-recovery of consumer debt is a risk to many regulated utility businesses and may cause such utility’s profitability to suffer. The risk is often exacerbated as a result of regulatory regimes which may limit the sanctions or other options available to such regulated utility in reducing its bad debts. The relevant regulator may make allowances in the price limits for a proportion of debt deemed to be irrecoverable, however, the utility borrower may not be able to recover all bad debts through this mechanism (or such recovery may be subject to a time delay). The borrower may therefore suffer losses from its inability to recover its debts fully, which could adversely affect the borrower’s business, operational performance, profitability or financial condition which could in turn impact on the Fund’s investments.

Capital Expenditure Program Risk. The business of utility companies requires significant capital expenditure by a borrower. The price limits set by the relevant regulator as part of price controls will take into account such regulator’s view of the level of capital expenditure expected to be incurred and the associated funding costs and operating costs (on an efficient basis). If a borrower is unable to deliver its capital investment program at expected expenditure levels, or is unable to secure the expected level of efficiency savings on its capital investment program, or the program falls behind schedule or contains incorrect assumptions by the borrower as to the capital investment required, the borrower’s available cash flow might suffer because of a need for increased capital expenditure. A regulator of such a borrower may take such failings into account which could lead to a borrower being unable to recover its costs or reduction in its revenue due to the borrower’s failure to meet targets (for example in relation to environmental compliance and output).

Regulators have also introduced incentive mechanisms for capital expenditure allowing regulated utilities to recover their actual capital expenditure for specific outputs, plus or minus revenue rewards or penalties that depend on how closely their expenditure forecasts compare to the regulator’s expectations and the regulated utility’s actual expenditure. Any penalty deducted from the allowed capital expenditure may have a material adverse effect on the regulated utility’s cash flow and thus on the Fund’s investments.

Limitations On Security. In certain jurisdictions, a regulated utility’s ability to grant security over its assets and the enforcement of such security may be restricted through statute and/or the regulatory regime applicable to such borrower. In these circumstances, the security to be provided over the assets of the regulated company affords significantly less protection to the secured creditors (including the Fund) than would be the case if such a company were not a regulated utility.

Risks Related to Lending to Infrastructure. The Fund’s objective is to also acquire (with the intention generally to hold), and to earn income from, a diversified portfolio of investments in the debt of companies which directly or indirectly own infrastructure projects. In addition to the risks of the Fund’s investments otherwise described in this Memorandum, to which any such debt investment will be exposed to, these debt investments (whether senior or subordinated) will necessarily be subject to the risks incidental to the relevant borrowers’ ownership and operation of infrastructure projects.

In general, all of the risks identified above in respect of infrastructure projects as they apply to the Fund’s equity and equity-like investments in infrastructure projects, as described in sections Risks Related to Investments in Infrastructure, Risks related to Infrastructure Assets – Renewables and Risks of Investing in Natural Climate Solutions above, also apply to the investments by the Fund in the debt of companies which directly or indirectly own infrastructure projects and references to the Fund shall be construed as references to the relevant borrower, as applicable.

If any of the risks identified above in sections Risks related to Investments in Infrastructure, Risks Related to Infrastructure Assets – Renewables and Risks of Investing in Natural Climate Solutions above materialize they could reduce the revenues generated by a debt investment, including as a result of the borrower’s ability to satisfy its debt repayment obligations, and consequently adversely affect the return of the Fund therefrom.

Risks related to Equities and Multi-Asset Investments

Country Risk. Country risk refers to potential adverse political, economic or social developments affecting the return on an investment in a country which may reduce the value of the Fund’s assets. Examples of events that may affect the value of investments in a country are political instability, recession and war.

The Fund may also invest in emerging markets. Investments in emerging markets may be more volatile than investments in more developed markets. Some of these markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a limited number of securities. Many emerging markets do not have well developed regulatory systems and disclosure standards may be less stringent than those of developed markets.

The risks of expropriation, nationalization and social, political and economic instability are greater in emerging markets than in more developed markets.

Volatility Risk. Volatility risk is the potential for the value of the Fund’s investments or the net asset value per share to vary, sometimes markedly and over a short period of time. This volatility can also affect amounts available for distribution to Investors. As an indicator of risk, the greater the volatility of returns the more likely it is that returns will differ from those expected over a given time period. Investments in equity securities offering emerging markets exposure are traditionally towards the higher end of the volatility spectrum.

Risks Relating to Emerging or Frontier Markets. The Fund may invest in eligible assets which are listed on the securities exchanges of emerging or frontier market countries, as well as investing in companies which are located or have operations within such countries. Emerging or frontier markets are typically more volatile than developed markets and can result in increased risk for investors.

Emerging or frontier markets are generally considered riskier than developed markets due to factors such as lower liquidity, the potential for political unrest, the increased likelihood of sovereign intervention (including default and currency intervention), currency volatility and increased legal risk. Emerging market investments therefore may experience increased asset price volatility and face higher currency, default and liquidity risk.

The risks of investing in emerging or frontier markets include those risks listed below.

Political and Legal Risks. In emerging markets, investor protection legislation or protection available through other legal avenues (for example concepts of fiduciary duties) may be limited, non-existent, or difficult to enforce in practice. Obligations on companies to publish financial information, or to publish such information in accordance with recognized accounting standards, may also be limited. Governments may make or invoke policy or regulation that changes the established rights of private sector companies. There is a further risk that a government may prevent or limit the repatriation of foreign capital or the availability of legal redress through the courts. There is also the risk of government intervention in the operation of financial markets, for instance a forced closure of markets.

Market, Valuation and Settlement Risks. Eligible markets which are securities exchanges in emerging markets are likely to be less liquid and less efficient than regulated markets. Eligible assets traded on such exchanges can be more difficult to sell and value. Investor registers may not be properly maintained and ownership of or interests in such eligible assets may not be (or remain) fully protected. Registration of ownership of securities may be subject to delays and during the period of delay it may be difficult to prove beneficial ownership of the securities. In some markets, the concept of beneficial ownership is not recognized or is not well developed.

Custody arrangements for such securities may not be well developed. Settlements may still take place in physical rather than dematerialized form. In some markets there may be no secure method of delivery against payment which would minimize the exposure to counterparty risk. It may be necessary to make payment on a purchase or delivery on a sale before receipt of the securities or, as the case may be, sale proceeds.

Taxation Risks. Potential investors should note that tax law and practice in emerging market countries is less established than in countries with regulated markets. It is therefore possible that current laws, interpretation, guidance, or practices relating to taxation may change, potentially with retrospective effect. This may mean that the Fund may have to pay additional taxes or have sales proceeds withheld for tax reasons in circumstances which cannot be anticipated at the time when investments are made, valued or disposed of.

Performance Risk. Performance risk broadly refers to the potential for changes in share prices to result in a loss in the value of your investment in the Fund. The Fund may invest in companies that are listed on a share market and as a result is exposed to movements in their share prices. Factors that drive changes in share prices may include changing profitability of companies and the sectors and markets in which they operate, economic cycles, volume of share issuance, investor demand levels, business confidence and government and central bank policies.

Income Securities Risk. The Fund may have exposure to a range of income securities, including high yield, emerging markets and structured securities. The value of these securities may fall, for example due to market volatility, interest rate movements, perceptions of credit quality, supply and demand pressures, market sentiment, or issuer default. These risks may be greater for securities offering higher returns, for example high yield or emerging market securities. Income security risk may cause unit price volatility and/or financial loss to the Fund.

High Yield (Junk Bond) Risk. The Fund may have exposure to high yield (junk bond) securities. High yield securities, commonly known as “junk bonds”, are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Commodities Risk. The Fund may have exposure to commodities, through exchange traded commodities (“ETCs”) or other commodities related securities which involve additional risks. More specifically, political, military and natural events may influence the production and trading of commodities and, consequently, have an influence on the commodities related securities and ETCs in which the Fund invests. Moreover, terrorism and other criminal activities may have an influence on the availability of commodities and therefore could negatively impact financial instruments in which the Fund invests which grant exposure to commodities.

Restricted Securities Risk. The Fund may invest in securities that contain restrictions of their negotiability and/or issue. Such investments may be less liquid, making it difficult to acquire or to dispose of such investments which may lead to the Fund experiencing adverse price movements upon any such disposal. Such restricted securities may be but are not limited to securities known as “Rule 144A securities”.

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. As such securities are traded among a limited number of investors, certain Rule 144A securities may be illiquid and involve the risk that the Fund may not be able to dispose of these securities quickly or in adverse market conditions.

Investments in Master Limited Partnership (“MLP”) Units. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for US federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

Tax Risks

Tax Liability Considerations. The taxation of partnerships and partners is complex. The Fund may take positions with respect to certain tax issues that depend on legal and other interpretive conclusions. Should any such positions be successfully challenged by a taxing authority, an Investor might be found to have a different tax liability for that year than that reported on its tax returns. In addition, a taxing authority’s review of the Fund may result in a review of the returns of some or all of the Investors, which examination could result in adjustments to the tax consequences initially reported by the Fund and affect items not related to an Investor’s investment in the Fund. If such adjustments result in an increase in tax liability for any year, the Fund or one or more of the Investors may also be liable for interest and penalties with respect to the amount of underpayment. The legal and accounting costs incurred in connection with any taxing authority’s review of the Fund’s tax returns will be borne by the Fund. The cost of any audit of an Investor’s tax return will be borne solely by the Investors. Each prospective Investor is strongly urged to review the disclosure included in “Certain U.S. Federal Income Tax Considerations” and to consult its tax advisor.

U.S. Federal Income Tax Liability Resulting from IRS Audits. U.S. federal income taxes arising from an IRS audit of the Fund will be paid by the Fund absent an election to the contrary. In addition, a “partnership representative” will have the power to act on behalf of the Fund and its Investors in all IRS audits and other proceedings involving the Fund’s U.S. federal income, loss, deductions, and credits. See “Certain U.S. Federal Income Tax Considerations -- U.S. Federal Income Tax Audits and Resulting Liabilities.”

Tax Considerations Differ for Each Investor. It is expected that Investors in the Fund may be resident, for tax purposes, in many different jurisdictions. No attempt is made herein to summarize the tax consequences for each prospective Investor of acquiring, holding or disposing of an interest in the Fund depending on such Investor’s particular tax characteristics. The tax position of Investors in the Fund may differ according to the Investor’s particular financial and tax situation and accordingly the structure of the Fund and its investments may not be tax efficient for any particular prospective Investor. No undertaking is given that amounts distributed or allocated to Investors will have any particular tax characteristics or that any specific tax treatment will be enjoyed. Further, no assurance is given that any particular investment structure in which the Fund has a direct or indirect interest will be suitable for all Investors and, in certain circumstances, such structures may lead to additional costs or reporting obligations for some or all of the Investors. Each prospective Investor should consider its own tax position in relation to acquiring, holding and potentially disposing of an interest in the Fund, consulting its tax advisor as appropriate.

Tax and Distributions; Phantom Income. Due to possible differences between the allocation of gain or income for any tax purposes and distribution of cash relating to gain or income (including possible timing differences and disproportionate uses of cash to fund redemptions), there can be no assurance that Investors who are subject to tax on the allocated gain or income will receive distributions sufficient to satisfy their tax liabilities fully, and no assurance can be given that the Fund will make cash distributions in amounts sufficient to cover such tax liabilities as they arise. Accordingly, each Investor should ensure that it has sufficient cash flow from other sources to pay all tax liabilities resulting from such Investor’s ownership of an interest in the Fund.

Delayed Tax Information. The Fund may not be able to provide final tax filing information to Investors for any given tax year until after the initial tax filing deadlines for Investor tax returns. Accordingly, Investors should plan to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns. Each prospective Investor should consult its tax advisor as to the advisability and tax consequences of an investment in the Fund.

Tax in Non-U.S. Jurisdictions. The Fund, and/or any vehicle in which the Fund has a direct or indirect interest and/or the Investors may be subject to tax, including transfer taxes, in jurisdictions in which any such vehicles are incorporated, organized, controlled, managed, have a permanent establishment or are otherwise located and/or in which investments are made and/or with which investments have a connection. The Fund and/or the Investors may incur non-U.S. tax return (or other tax) filing obligations. Taxes such as withholding tax, branch tax or similar taxes may be imposed on profits of, or proceeds arising to, the Fund from investments in such jurisdictions. In addition, local tax incurred in such jurisdictions may not be creditable to, or deductible by, the Investors in their respective jurisdictions (including the United States).

Changes in Tax Laws. All statements contained herein concerning the U.S. federal income tax (or other tax) consequences of an investment in the Fund are based on existing law and interpretations thereof. Changes in and/or the enactment of new U.S. federal income tax and other tax laws, regulations or other administrative guidance and interpretations thereof could occur during the life of the Fund. Both the level and basis of taxation may change. Any such tax developments could materially affect the tax consequences of an Investor’s investment in the Fund, and the tax treatment of the Fund and the Fund’s investments, in each case possibly with retroactive effect. While certain changes in tax laws may be beneficial, others could negatively affect the after-tax returns of the Fund and the Investors. Accordingly, no assurance can be given that the currently anticipated tax treatment of an investment in the Fund, or of the Fund or investments made by the Fund, will not be modified by legislative, judicial or administrative changes, possibly with retroactive effect, to the detriment of the Investors.

Tax Information Exchange Regimes; FATCA Withholding Tax on Certain Non-U.S. Entities. Numerous jurisdictions have enacted, or have committed to enact, legislation and administrative guidance requiring the collection and sharing of certain information in order to combat tax avoidance. The U.S. Foreign Account Tax Compliance Act (“FATCA”) aims to combat tax evasion by U.S. tax residents using foreign accounts. It imposes withholding taxes in certain circumstances and requires financial institutions outside the United States to collect and share information about their U.S. customers. In addition, the Organisation for Economic Co-operation and Development (“OECD”) has published a global Common Reporting Standard (“CRS”) for the exchange of information pursuant to which many countries have now signed multilateral agreements. In the EU, Council Directive 2011/16/EU on administrative co-operation in the field of taxation (as amended) (the “Directive on Administrative Co-Operation” or the “DAC”) effectively implements the OECD’s CRS and requires governments to obtain detailed account information from financial institutions and exchange that information automatically with other jurisdictions annually.

One or more of these information exchange regimes are likely to apply to the Fund and/or vehicles in which the Fund owns an interest and may require the Adviser to collect and share with applicable taxing authorities information concerning Investors (including identifying information and amounts of certain income allocable or distributable to them). An Investor’s failure to provide required certifications or other information may result in withholding taxes, government-imposed penalties, expulsion from the Fund or other potential remedies. See “International Agreements to Improve Tax Compliance” for more information.

Changes in Tax Laws Governing IRAs. A change in the current tax laws under the Code or other applicable tax rules governing IRAs and their investments (including, without limitation, Code provisions governing the maximum contributions that may be made to IRAs, the types of investments that IRAs may hold, the maximum amount that may be invested in IRAs and/or the annual minimum required distributions that an IRA must make) could result in adverse consequences for IRA investors (and their owners and beneficiaries). These changes could include, for example, a prohibition on IRA investors holding investments such as the Fund (i.e., investments that require representations that the IRA investor has a specified minimum amount of income or assets) and a limitation on the aggregate investments that an IRA may hold, which could cause an IRA to lose its tax-exempt status if it is unable to divest from the necessary investments to satisfy any such rules and/or be exposed to penalties for failure to comply with such rules. By investing in the Fund, an IRA will be deemed to represent and warrant that it expressly understands that a Unit generally is non-transferable and may not be transferred or otherwise disposed of except as permitted under and in accordance with the LLC Agreement, and that there can be no assurance that the IRA will be able to timely transfer or otherwise dispose of Units in the event of any changes in the law to avoid adverse consequences (and that neither the Fund nor the Adviser is under any obligation, whether express or implied, to assist or otherwise accommodate such transfer or disposition or mitigate any adverse consequences to the IRA investor or its owners or beneficiaries).

Tax Benefits. Although the Fund may invest in certain projects or assets that may directly or indirectly be eligible for U.S. federal income tax benefits, such as tax credits (or a refund or direct payment or grant in lieu of a credit) under Section 38 of the Code, accelerated or bonus depreciation under Section 168 of the Code, or any other tax benefit or payments in respect of tax benefits (“Tax Credit Investments”), the Fund does not expect to recognize a material amount of such tax benefits, and each of the foregoing tax benefits recognized by the Fund, if any, may be subject to material limitations on use at either the Fund or Investor level. No investor should participate in the Fund with an expectation of realizing any such benefits. Further, as described in “Certain U.S. Federal Income Tax Considerations–Tax Credit Investments”, although the Fund expects to participate in any Tax Credit Investments through “blocked” structures, such a blocker structure may nevertheless generate income treated as “unrelated business taxable income” for a tax-exempt Investor.

Other Risks

Changes in Data Protection Laws and Regulations. Data protection and regulations related to privacy, data protection and information security could increase costs, and a failure to comply could result in fines, sanctions or other penalties, which could materially and adversely affect the results of operations of an investee company or MAM, each of which could have an adverse impact on the Fund.

Investee companies may be subject to regulations related to privacy, data protection and information security in the jurisdictions in which they do business. As privacy, data protection and information security laws are implemented, interpreted and applied, compliance costs may increase, particularly in the context of ensuring that adequate data protection and data transfer mechanisms are in place.

Compliance with current and future privacy, data protection and information security laws could significantly impact current and planned privacy and information security related practices, the collection, use, sharing, retention and safeguarding of personal data and some of the Fund or MAM’s current and planned business activities. A failure to comply with such laws could result in fines, sanctions or other penalties, which could materially and adversely affect results of operations and the overall business of an investee company, the Fund or MAM, as well as have a negative impact on their respective reputation.

OFAC and Sanctions Considerations. Each investor will be required to make certain representations pursuant to its subscription in connection with such anti-money laundering programs, including, without limitation, representations that such investor is not a prohibited country, territory, individual or entity listed on the OFAC website and that it is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties. In addition, certain programs administered by OFAC prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC.

Each investor will also be required to represent that they are not operationally based or domiciled in a country or territory in relation to which current sanctions have been issued by the U.S., United Nations or EU (collectively “Sanctions Lists”). If an investor is on a Sanctions List, the Adviser may be required to cease any further dealings with the investor’s interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings.

Benchmark Reform. Certain base rates, including the London Interbank Offered Rate for U.S. Dollars (“US$ LIBOR”), the United States Federal Funds Rate (the “Fed Rate”), the Secured Overnight Financing Rate (“SOFR”) and other rates or indices described herein, are deemed to be “benchmarks” and are the subject of ongoing national and international regulatory scrutiny and reform. Some of these reforms are already effective, while others are still to be implemented or formulated. These reforms may cause such benchmarks to perform differently than they performed in the past or to be discontinued entirely and may have other consequences that cannot be predicted. Any such consequences could adversely affect particular Investors and/or the return on their investment in the Fund.

To the extent that particular interest payments or other payments are linked to a specific “benchmark” that is discontinued or is no longer quoted, a replacement will be reasonably selected by the Adviser, to the extent that the Adviser has the discretion to do so. The terms of the relevant agreements or legislative intervention may mean that the Adviser does not have discretion to select the replacement. The selection of a benchmark replacement, and any decisions made by the Adviser in connection with implementing a benchmark replacement, could result in adverse consequences for some or all Investors. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to US$ LIBOR, Fed Rate or SOFR or that any benchmark replacement will produce the economic equivalent of US$ LIBOR, Fed Rate or SOFR.

Incentive Fee/Allocation Arrangements. Some or all of the Underlying Funds in which the Fund invests typically charge incentive fees or allocations based on the Underlying Funds’ performance, which generally are expected to approximate 20% of the Underlying Funds’ net profits. These performance incentives may create an incentive for the Underlying Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, performance incentives will be calculated based on realized and unrealized appreciation of assets, and may be greater than if such incentives were based solely on realized gains.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase, outside of the repurchase procedure described under the caption “Repurchases of Units and Transfers—Repurchases of Units,” Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor; (ii) the Investor or other person is not an Eligible Investor; (iii) ownership of the Units by the Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other consequences or restrictions; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is likely to be subject to additional regulatory or compliance requirements under special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $25,000; or (viii) the Board determines that it would be in the best interests of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Sub-Placement Agent Risk. When a limited number of Sub-Placement Agents represent a large percentage of Investors, actions recommended by Sub-Placement Agents may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single Sub-Placement Agent may vote as a block, if so recommended by the Sub-Placement Agent.

Cybersecurity Risk. The Fund and its service providers, as well as the Underlying Funds and their service providers, are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber-incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, Administrator, Placement Agent, Sub-Placement Agents, the Fund’s custodian or other service providers have the ability to cause: (i) disruptions and impact business operations, potentially resulting in financial losses; (ii) interference with the Fund’s ability to calculate its net asset value; (iii) the inability of Investors to transact business with the Fund; (iv) violations of applicable privacy, data security or other laws; (v) regulatory fines and penalties; (vi) reputational damage; (vii) reimbursement or other compensation or remediation costs; (viii) legal fees; or (ix) additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting Underlying Funds, Underlying Fund Managers, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed that are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, and as Underlying Funds and market conditions change or develop over time, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. No guarantee or representation is made that the investment program of the Fund or any Underlying Fund will be successful, that the various Underlying Funds selected will produce positive returns or that the Fund will achieve its investment objective.

Investment Restrictions

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund are listed below. For the purposes of this Confidential Memorandum, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•	Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, and except that: (i) under normal market conditions, the Fund will concentrate its investments in securities of companies in the Energy Transition Industry. The Fund will not concentrate its investments in any other particular industry; and (ii) U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Underlying Funds are not considered part of an industry. The Fund may invest Underlying Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of such Underlying Funds in determining compliance with the Fund’s concentration policy to the extent the Fund has sufficient information about such investments.

With respect to these investment restrictions and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

RELATED PERFORMANCE INFORMATION

Appendix B hereto contains the performance information for all other accounts managed by the Adviser or affiliates thereof that have investment objectives, policies and strategies that are substantially similar to the Fund. The information regarding the other accounts is provided to illustrate the experience and historic investment results obtained by the Adviser or affiliates thereof. It should not be viewed as indicative of the future investment performance of the Fund. Future investments will be made under different economic conditions and the Fund is likely to invest a substantial portion of its assets in different securities. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B.  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the LLC Agreement. Each Director, including a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund and not affiliated with the Adviser (an “Independent Director”), shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. No Director shall have the authority individually to act on behalf of or to bind the Fund, except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s senior managerial and financial officers, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel.

The Board receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund. The Board also receives reports from counsel to the Fund or the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board Composition and Leadership Structure

[TO COME.]

Information About the Directors and Executive Officers

Information regarding the Directors and executive officers of the Fund, including their positions with the Fund and principal occupations for the past five years, as well as the Directors’ other board memberships for the past five years, is set forth in the following table. Each Director’s term of office is indefinite, subject to the terms of the LLC Agreement. The address of each Director is care of [_________], 125 West 55th Street, New York, New York 10019.

Name, Position(s) Held with Fund and Year of Birth	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS
[to come]
INTERESTED DIRECTORS
[to come]
OFFICER(S) WHO ARE NOT DIRECTORS
[to come]

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Fund and protecting the interests of Investors. Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and other life experiences.

•	[TO COME]

The Directors serve on the Board for terms of indefinite duration, subject to a mandatory retirement age of 75 years old. A Director’s position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The only standing committees of the Board are: [TO COME].

The following table sets forth the dollar range of ownership of equity securities of the Fund and other registered investment companies overseen by each Director within the Fund Complex, in each case as of [____], 2024. The Directors are not required to invest in the Fund.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex
[TO COME]	[___]	[___]

As of [____], 2024, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Placement Agent, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Placement Agent.

Director Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Directors*
[TO COME]	$[____]	$[____] ([__])**

*	Estimated for the fiscal year ending [July 31, 2025].

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund.

The Independent Directors are paid by the Fund an annual retainer of $[ ] per meeting fees of $[ ], and $[ ] per telephonic meeting. In addition, the Chair of the Board and of each committee each receives an additional annual retainer of $[ ] per fund in the complex overseen by such person. All Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

CODES OF ETHICS

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 under the 1940 Act (collectively the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Codes of Ethics permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

The Adviser

Central Park Advisers, LLC serves as the Fund’s investment adviser. The Adviser, an indirect wholly-owned subsidiary of Macquarie Group, is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Advisers Act.

Macquarie Group’s global asset management division, MAM, provides clients with access to a diverse range of capabilities and products across infrastructure, real estate, private credit, fixed-income, equities, multi-asset and liquid alternatives. MAM is a top [__] global asset manager, top [__] U.S. actively-managed, long-term mutual fund manager and the largest manager of infrastructure and real assets globally. As of [_____], 2024, MAM had approximately $[___] billion of assets under management.

The Adviser serves as investment adviser to the Fund pursuant to the Investment Advisory Agreement. The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser invests the Fund’s assets and regularly monitors the Fund’s portfolio, subject in each case to the ultimate supervision of, and any policies established by, the Board. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

The Administrator maintains certain required accounting related and financial books and records of the Fund. The other required books and records required to be maintained under the 1940 Act are maintained at the offices of the Adviser, located at 125 West 55th Street, New York, New York 10019, telephone number (212) 317-9200.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund. The Investment Advisory Agreement was approved by the Fund’s full Board (including a majority of the Independent Directors) at a meeting held on [____], 2024 and was approved on [____], 2024 by the then-sole Investor of the Fund.

The Investment Advisory Agreement provides that the Fund may bear a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services and producing regulatory materials for the Fund (including, without limitation, the review and updating of the registration statement, review of Investor reports, preparing materials relating to Board and investor meetings, the negotiation of service provider agreements and other contracts for the Fund, the preparation and review of various regulatory filings for the Fund and the production and formatting of Investor reports and offering documents for the Fund).

The Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

In consideration of the advisory services provided to the Fund by the Adviser, the Fund will pay the Adviser the Management Fee, computed and payable monthly, at the annual rate of [___]% of the Fund’s net asset value. The Adviser has contractually agreed to reduce the Management Fee to an annual rate of [___]% of the Fund’s net asset value until the one year anniversary of the initial Closing Date. For purposes of determining the Management Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date and before any reduction for any fees (including the Performance Fee and the Distribution and/or Servicing Fee) and other expenses of the Fund. The Management Fee is paid to the Adviser out of the Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. The Management Fee will be prorated for any period of less than a month based on the number of days in such period.

In addition, in respect of each class of Units, promptly after the end of each of its fiscal years, the Fund will pay to the Adviser the Performance Fee in an amount equal to [___]% of Total Return for such class of Units for the Reference Period (as defined below) subject to a [__]% annual Hurdle Amount and a High Water Mark with a 100% catch-up, without duplication for any Performance Fee paid by the Fund in respect of such class during such fiscal year. The Fund also will pay the Adviser the Performance Fee in the event that a Reference Period ends in connection with the repurchase of Units by the Fund or a dividend or other distribution payable by the Fund, in each case on the date as of which the Fund’s net asset value attributable to any class is calculated for such purpose; provided that only that portion of the Performance Fee that is attributable to (i) Units being repurchased (not taking into account any proceeds from any contemporaneous issuance of Units, by reinvestment of dividends and other distributions or otherwise) or (ii) the dividend or other distribution being paid by the Fund and not being reinvested in Units of the Fund will be paid to the Adviser for such Reference Period. The Performance Fee, if any, is calculated and accrued on each date that the Fund calculates its net asset value. See “Fees and Expenses.”

Specifically, if the Total Return for the applicable Reference Period (as defined below) exceeds the sum of (i) the Hurdle Amount for that period and (ii) the Loss Carry Forward Amount (any such excess, “Excess Profits”), the Adviser shall be paid a Performance Fee for that period equal to 100% of such Excess Profits until the total amount paid to the Adviser in respect of such Reference Period equals [___]% of the Total Return for such period.

“Total Return” in respect of each class of Units for any period since the end of the prior Reference Period shall equal the sum of:

(a)	all distributions accrued or paid (without duplication) on a Unit of the respective class since the beginning of the then-current Reference Period; plus

(b)	the change in aggregate net asset value of a Unit of the respective class since the beginning of the Reference Period before giving effect to (i) changes resulting solely from the proceeds of issuances of Units (including in connection with the issuance of Units), (ii) any allocation/accrual of the Performance Fee, (iii) applicable Distribution and/or Servicing Fees expenses attributable to a Unit of the relevant class and (iv) any other costs and expenses allocated only to certain classes; minus

(c)	the Management Fee and all other operational expenses of the Fund attributable to a Unit of the relevant class (but excluding any other costs and expenses allocated only to certain classes) to the extent not previously reflected in the net asset value of the Fund.

For the avoidance of doubt, the calculation of Total Return will (i) include any appreciation or depreciation in the net asset value of Units during the then-current Reference Period, (ii) treat any withholding tax on allocations and distributions made by or received by the Fund (and any other taxes or other amounts treated as distributed under the LLC Agreement) as part of the distributions accrued or paid on Units of the Fund, and (iii) exclude any deferred tax liabilities of any wholly-owned subsidiary through which the Fund indirectly invests.

“Hurdle Amount” in respect of each class of Units for a Reference Period means that amount that results in a [___]% annualized Total Return over such Reference Period on the net asset value of the Units outstanding at the beginning of the then-current Reference Period and all Units issued since the beginning of the then-current Reference Period, taking into account:

(a)	the timing and amount of all distributions accrued or paid (without duplication) on all such Units minus all operational expenses of the Fund (whether reflected in the net asset value or otherwise without double counting) but before giving effect to (i) applicable expenses for the Distribution and/or Servicing Fee, and (ii) any other costs and expenses allocated only to certain classes; and

(b)	all issuances of Units over the period.

“Loss Carry Forward Amount” in respect of each class of Units shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Total Return and decrease by any positive annual Total Return; provided, that the Loss Carry Forward Amount shall at no time be less than zero and provided further that the calculation of the Loss Carry Forward Amount will exclude the Total Return related to any Units of such class repurchased during the applicable Reference Period and any dividend or other distribution payable by the Fund in respect of such class during the Reference Period (to the extent such dividends and other distributions paid in respect of such class are not reinvested in Units of such class). The effect of the Loss Carry Forward Amount is that the recoupment of past annual Total Return losses, if any, will offset the positive annual Total Return for purposes of the calculation of the Performance Fee. This is referred to as a “High Water Mark”.

“Reference Period” means each 12-month period ending as of the Fund’s fiscal year-end (or such other period ending as of the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed); provided that the period of time from the prior Reference Period-end through the valuation date of (i) a repurchase offer and (ii) a dividend or other distribution also will constitute a Reference Period. In the event of the termination of the Advisory Agreement, the Fund will pay a Performance Fee to the Adviser calculated in a manner as if such termination date were the end of the Fund’s fiscal year.

With respect to the Fund’s investments in any Underlying Funds or other investments in which MAM serves as portfolio manager, the Adviser intends to contractually agree to reduce a portion of its Management Fee, or reimburse expenses, in an amount equal to the portion of the portfolio management fees indirectly paid to MAM by the Fund as an investor in the Underlying Fund.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreement. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

A discussion of the basis for the Board’s initial approval of the Investment Advisory Agreement will be available in the Fund’s [Annual Report] for the period ending [July 31, 2025].

The Fund intends to apply for exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of the Management Fee and the Performance Fee in Units in lieu of paying the Adviser an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Adviser will commit not to sell any Units received as compensation for at least 12 months from the date of issuance, except in exceptional circumstances.

Investment Committee

The Investment Committee members will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The Investment Committee considers investment opportunities, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment, sale and redemption opportunities for the current holdings and potential investments in new positions. The Investment Committee generally will discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing, liquidity and diligence findings.

The current Investment Committee members are:

[to come]

Other Accounts Managed

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other MAM Managed Accounts, or may be affiliated with such MAM Managed Accounts, there may be an incentive to favor one MAM Managed Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from MAM Managed Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a MAM Managed Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the MAM Managed Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Investment Committee member’s compensation is comprised of [a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund].

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Investment Committee members and assets under management in those accounts.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
[TO COME]	[__][1]	[__]	[__][2]	[__]	[__][3]	[__]

[1]	Of these accounts, [__] accounts with total assets of approximately $[__________] charge performance-based advisory fees.

[2]	Of these accounts, [__] accounts with total assets of approximately $[__________] charge performance-based advisory fees.

[3]	Of these accounts, [__] accounts with total assets of approximately $[__________] charge performance-based advisory fees.

[None of the Investment Committee members beneficially own any Units of the Fund.]

Placement Agent

Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106, serves as the Placement Agent of the Fund’s Units. The Placement Agent is an affiliate of the Adviser and is an indirect subsidiary of Macquarie Group. The Placement Agent has agreed to use its best efforts to sell Units of the Fund.

CONFLICTS OF INTEREST

The Adviser

Management of Similar Accounts. The Adviser or its affiliates provide or may provide investment advisory and other services to various entities, including, without limitation, Underlying Funds with investment objectives similar to and different than those of the Fund. The Adviser, and certain of its investment professionals and other principals, also may carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the MAM Managed Accounts, “Other Accounts”). The Fund has no interest in these activities, and investment decisions for the Fund are made independently of such Other Accounts. If, however, the Fund desires to invest in, withdraw or redeem from or sell the same security or Underlying Fund as an Other Account, the opportunity will be allocated equitably in accordance with the Adviser’s allocation policies and procedures. There may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser and the investment professionals who, on behalf of the Adviser, manage the Fund’s investment portfolio will be engaged in certain activities for Other Accounts, and may have conflicts of interest in allocating their time and activities among the Fund and the Other Accounts. The Adviser’s investment professionals will devote as much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

The Adviser, its affiliates and the Placement Agent may receive payments from fund sponsors in connection with placement or other services that do not relate to the Fund.

Transactions with Other Accounts, the Adviser and its Affiliates.   The 1940 Act imposes significant limits on co-investments with affiliates of the Fund. The Fund intends to apply for Co-Investment Exemptive Relief that will, if granted, permit the Fund to, among other things, co-invest with certain Other Accounts in privately negotiated transactions. Co-investments made under the Co-Investment Exemptive Order will be subject to compliance with certain conditions and other requirements, which could limit the Fund’s ability to participate in a co-investment transaction. These co-investment transactions may give rise to actual and perceived conflicts of interest among the Fund and the participating Other Accounts. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve its desired investment returns.

In the event investment opportunities are allocated among the Fund and Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund generally is not permitted to co-invest in any issuer in which a fund managed by MAM, including Other Accounts, or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. The Fund may, however, co-invest with funds managed by MAM or any of its downstream affiliates subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

The Fund may invest in Underlying Funds in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Accounts) has an investment, and the Adviser and/or its affiliates may invest in Underlying Funds in which the Fund has made an investment. From time to time, the Fund and Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to actual and perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser will adopt procedures governing the co-investment in securities acquired in private placements with Other Accounts in the event the Co-Investment Exemptive Order is granted.

Adviser Affiliates May Engage in Adverse Activities.   The Fund may invest in Underlying Funds or portfolio companies that have relationships with affiliates of the Adviser or Other Accounts. Such affiliates may take actions that are detrimental to the interests of the Fund in such Underlying Funds or portfolio companies.

The Adviser, its affiliates and the Other Accounts may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or the Other Accounts, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. Subject to applicable law, the Fund may purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates, and also may enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Management Fee and Performance Fee Arrangements. The Adviser will be paid the Management Fee based on a percentage of the Fund’s net assets, and will be entitled to a Performance Fee based on the Fund’s Total Return. The participation of the Adviser’s investment professionals in the valuation process, therefore, results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the Management Fee or Performance Fee payable by the Fund to the Adviser. Certain Other Accounts pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Investment Committee. Members of the Investment Committee may also concurrently serve on the investment committees of other MAM Managed Accounts, alongside which the Fund may, from time to time, co-invest. As a result, conflicts of interests may arise in allocating investment opportunities between the Fund and the relevant co-investing MAM Managed Accounts. Such conflicts will be managed in accordance with MAM’s conflicts management procedures and, if granted, the Co-Investment Exemptive Relief.

Some of the current members of the Investment Committee are members of other MAM Real Asset’s investment committees and may in the future include members of Credit’s investment committee. As such, the members of the Investment Committee may have conflicting interests with respect to their investment recommendations for the Fund. The conflicting interests of individual Investment Committee members may relate to or arise from, among other things, their compensation and/or professional advancement being tied to the capital of Underlying Funds within a particular target geography. This could be viewed as an incentive for the Investment Committee members to recommend a greater percentage of the Fund’s available capital to a particular target geography than would be the case in the absence of these arrangements.

The Adviser may in its sole discretion replace Investment Committee members at any time or appoint different persons as members of the Investment Committee. In the event of any such replacement or different appointments, there can be no assurance that such replacements or appointments may not adversely affect the Fund’s performance.

Macquarie

Macquarie Fees. Subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief, Macquarie and/or its associates may receive fees from the Underlying Funds or portfolio companies and/or other parties involved in transactions with the Fund. Such fees could be paid, for instance, in providing services in connection with:

•	equity and/or debt financings;

•	the acquisition, disposal or sale of investments or assets or businesses held by portfolio companies;

•	securities underwritings;

•	restructuring impaired assets of the Fund;

•	hedging arrangements;

•	credit facilities;

•	debt arranging and structuring services;

•	providing guarantees, providing credit enhancement or otherwise assuming financial and credit risk;

•	other banking, financial advisory or similar services;

•	in-house specialist capabilities;

•	insurance;

•	power purchase agreement and/or offtake solutions services; and

•	technical expertise for the purposes of due diligence and asset management in respect of the Fund’s assets.

In particular, Macquarie and/or its associates, may leverage the combined purchasing demand of Macquarie and its portfolio businesses (which may include portfolio companies) to negotiate agreements with unaffiliated vendors such as insurance companies and brokers, employee benefit companies, telecom providers, office supply companies and other preferred suppliers of goods and services, and when a portfolio company participates in such arrangements, such Macquarie entities may receive a commission or rebate from the vendor and/or a broker involved in obtaining the business.

Conflicts of interest may arise in circumstances where the Fund transacts with a party that has engaged Macquarie and/or its associates to provide such services. In particular, the fee potential for Macquarie and/or its associates inherent in a particular investment by the Fund or any related action by the Adviser (if any) could be viewed as an incentive for the Adviser and/or its associates to seek to enter into the relevant transaction.

In order to mitigate conflicts of interest when determining the level of fees paid to the Macquarie in consideration for the such services, the Adviser will use its reasonable endeavors to ensure that such fees are paid on an arm’s length basis as further described in “Arm’s-Length Fees Paid to Macquarie” below, by reference to any relevant comparisons from time to time but it cannot guarantee that there will be third parties that provide the same scope of services to be provided by the Macquarie Group or that it will be able to obtain a meaningful number of third party quotes for such services.

Macquarie may provide other services to the Underlying Funds and the Fund’s portfolio companies and other investments, leveraging its in-house specialist capability. Subject to the terms of this Confidential Memorandum, the 1940 Act and the Co-Investment Exemptive Relief, Macquarie may receive fees from the Underlying Funds and/or the Fund’s portfolio companies or investments (as applicable) in consideration for such services. Macquarie will not be providing any services to the Underlying Funds or the Fund’s portfolio companies or investments on an exclusive basis.

Financial Advisory Activities. In the regular course of business, Macquarie may be engaged to act, or may seek to act, as a financial advisor to third parties, in connection with the sale or purchase of securities or businesses or raising or arranging debt financing, that have a similar investment strategy as the Fund. If Macquarie is so engaged, the Fund may be precluded from investing in, bidding for or acquiring the securities or businesses being sold or debt financing being arranged. If the Fund were permitted to transact notwithstanding the seller’s, borrower’s or another purchaser’s retention of Macquarie or its affiliates, certain conflicts of interest would be inherent in the situation, including those involved in negotiating a purchase price or other terms and conditions. Such circumstances will create conflicts of interest for Macquarie and its associates and for the Fund.

In the event that Macquarie and/or its associates are unable to mitigate such conflict of interest, the Adviser may determine that the Fund may not participate in the relevant investment opportunity, which may result in the Fund not participating in an otherwise advantageous investment. Also, in the regular course of business, Macquarie may be engaged to act, or may seek to act, as a financial adviser to third parties in connection with (i) the acquisition of a potential borrower or (ii) bidding for an asset or project. Other Macquarie entities may also be seeking to acquire, invest in or bid for a potential borrower, asset or project. If the Fund is seeking to provide financing to a competing bidder in connection with the same transaction, certain conflicts of interest may arise.

Investments by the Adviser, Macquarie, MAM Managed Accounts and Macquarie Clients. Under certain circumstances and in accordance with the Fund’s investment strategy, the 1940 Act and the Co-Investment Exemptive Relief, the Fund will consider the availability of opportunities to make an investment in connection with a transaction in which Macquarie, a Macquarie associate (including any OSS), a MAM Managed Account or a client of Macquarie is expected to invest or seeks to participate, or in a company in which Macquarie, a Macquarie associate, a MAM Managed Account or a client of Macquarie already has made, or concurrently will make or seek to make, an investment. In connection with such investments, the Fund, on the one hand, and the Adviser, Macquarie, such Macquarie associate (including any OSS), MAM Managed Accounts or client of Macquarie, on the other hand, may have conflicting interests and investment objectives, including with respect to the operation of the investment, the targeted returns from the investment and the timeframe for and method of exiting the investment. In addition, the Fund may be precluded from investing in certain industries as a result of antitrust law considerations affecting, or non-competition agreements entered into by, Macquarie, a Macquarie associate (including any OSS), MAM Managed Accounts or a client of Macquarie. The investment opportunities which may be offered to the Fund may also be limited by any MAM or Macquarie-wide restrictive covenants granted in favor of third parties in connection with certain investments (or otherwise) from time-to-time.

Conflicts also will arise in cases where the Fund makes an equity or other subordinated investment in an investment that has issued or is issuing a senior or mezzanine debt security to Macquarie, a Macquarie associate (including any operationally segregated subsidiary), a client of Macquarie or a MAM Managed Account. For example, another MAM Managed Account may make a mezzanine investment or a loan to an investment in which the Fund has an equity investment. In negotiating the terms and conditions of any such mezzanine investment or loan or in addressing any subsequent amendments, such MAM Managed Account will have interests that will conflict with those of the Fund. If an issuer in which the Fund and Macquarie, a Macquarie associate (including any OSS), a MAM Managed Account or a client of Macquarie hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it will be paid in full, whereas an equity holder might prefer a reorganization that could create value for the equity holders. In such circumstances, the Adviser will take such action as it deems appropriate to address the foregoing conflicts of interest, subject to the 1940 Act and the Co-investment Exemptive Relief.

Different Investment Mandates between Credit Clients. Conflicts may also arise where different MAM Managed Accounts (including the Fund) have the potential to invest in both the junior and senior debt of the same borrower. In such investments, the interests of the Fund may not be aligned with the interests of such other MAM Managed Accounts to the extent they hold more junior or, to the extent permitted, more senior tranches, including in particular in circumstances where the relevant borrower is in financial distress or more generally with respect to targeted returns for the relevant investments and the timeframe for and method of exiting such investments. Actions taken by the Adviser and/or its associates with respect to investments held by the Fund and any other MAM Managed Account in different tranches of debt of the same borrower may be adverse to the Fund (and vice versa with respect to potential adverse consequences to such other MAM Managed Accounts relative to the Fund).

Conflicts with Credit Investments. To the extent that the Fund holds interests in a borrower that are different (or more senior or junior) than those held by other Macquarie entities, the Adviser and its associates may be presented with decisions involving circumstances where the interests of such other Macquarie entities are in conflict with those of the Fund, including with respect to targeted returns for an investment and the timeframe for and method of exiting an investment. Furthermore, it is possible that in certain circumstances, including, for example, in a bankruptcy proceeding or other action relating to a distressed situation for the relevant borrower, the Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other Macquarie entities’ involvement and actions relating to their investments. In such circumstances, the Adviser will take such action as it deems appropriate to address the conflict of interest.

Arm’s-Length Fees Paid to Macquarie Group. The Fund, the Underlying Funds and the Fund’s investments may, from time to time, require investment banking, foreign exchange trading, futures trading, advisory any other such financial services as well as certain other services (as described in “Macquarie Fees” above) or asset-specific management, administration and reporting services. Macquarie (including any OSS) may be invited to provide such services to the Fund from time to time, subject to the limitations of the 1940 Act and the Co-Investment Exemptive Relief. Any such services provided by Macquarie will be provided on an arm’s-length basis, in accordance with Macquarie’s conflicts management procedures, and will not be required to be offset against any fee payable to the Adviser by the Fund. The Adviser may use such methods as it deems appropriate to assess whether it believes such fees to be arm’s length, including performing a market benchmarking exercise where appropriate.

Allocation of Private Infrastructure Equity Investment Opportunities. Members of the Macquarie Group may, from time to time, be presented with investment opportunities that fall within the investment objectives of other members of the Macquarie Group, the Fund, and/or other MAM Managed Accounts and third parties.

Subject to the requirements of the 1940 Act and the Co-Investment Exemptive Relief, investment opportunities will be allocated by Macquarie at its sole discretion, taking into account among other things: the priority over investment opportunities which any member of the Macquarie Group, any MAM Managed Account and/or their third-party co-investment partners may have; investment risk/return profile; geographic scope; investment strategies; investment size; and other factors that it may deem relevant.

MAM manages a number of other infrastructure funds and vehicles in Europe, North America, and Asia-Pacific, including a number of funds that have priority over certain asset classes that fall within the Fund’s investment strategy. In addition, there are currently three operationally segregated subsidiaries within MAM (each, an “OSS”) with businesses which target similar sectors to the Fund’s primary focus, namely, Corio, Vibrant Energy and Cero Generation (however, there may be additional OSSs in the future). The OSSs, whilst not wholly owned by the Macquarie Group are under the sole control of the Macquarie Group. As investor of each of these entities, Macquarie has control of final investment decisions as well as oversight through Macquarie Group personnel appointments on the boards of directors. Transactions undertaken, and opportunities sourced by the OSSs may be pursued by them independently and the Fund will not have priority over any such opportunities. The Adviser expects limited overlap of investment opportunity between Cero Generation and Vibrant Energy on the one hand, and the Fund on the other hand. In light of these existing priority schemes and the requirements of the Co-Investment Exemptive Relief, the Fund may not be permitted to co-invest in certain investments alongside these MAM Managed Accounts and OSS, and may gain direct access to investments in such asset classes only to the extent such entities determine not to pursue an investment or such an investment does not require reliance on the Co-Investment Exemptive Relief. It may also be possible for the Fund to gain indirect access to those asset classes through Underlying Funds.

Except as required by the 1940 Act and the Co-Investment Exemptive Relief, none of Macquarie, any member of the Macquarie Group, any OSS or any MAM Managed Accounts are under any obligation to offer or share any investment opportunity with the Fund, other than to the extent that they agree to do so from time to time and the Fund shall have no priority over any member of the Macquarie Group, other MAM Managed Accounts (together with any successor funds thereof), OSS and third parties in respect of any investment opportunity.

Allocation of Private Infrastructure Debt Investment Opportunities. When allocating investment opportunities sourced by MAM’s Infrastructure Debt team among MAM Managed Accounts, separately managed accounts and third-party co-investors (the “Private Infrastructure Debt Products”), the allocation process is to firstly consider whether or not a proposed investment is appropriate for a Private Infrastructure Debt Product based on the relevant portfolio investment guidelines and objectives and investment limitations and restrictions of such Private Infrastructure Debt Product.

To the extent that a potential investment is appropriate for more than one Private Infrastructure Debt Product, the Private Infrastructure Debt Team will allocate the potential investment across the relevant Private Infrastructure Debt Product in accordance with its allocation policy, which considers the amount of capital each Private Infrastructure Debt Product has available for investment, among other factors, and subject to the requirements of the 1940 Act and the Co-Investment Exemptive Relief, if applicable. Due to the consideration of factors other than available capital, the Fund’s allocation may be more or less than its pro rata available capital.

As a result of the foregoing process and the participation of other Private Infrastructure Debt Products in such investment opportunities, the Fund’s initial allocation under the allocation policy may be scaled back in the event of a reduction in the available investment amount or oversubscription. In the event such scale back results in the Fund’s allocation being reduced below the level of the Fund’s minimum investment size, if any, the Fund may not receive an allocation of certain investment opportunities in respect of Infrastructure Debt investments that are sourced by the Private Infrastructure Debt Team and are suitable investment opportunities for the Fund notwithstanding the fact that other Private Infrastructure Debt Products may participate in such investment opportunity.

Resolution of Conflicts. Any conflicts of interest that arise between the Fund, on the one hand, and Macquarie, its associates, any existing or future MAM Managed Accounts, on the other hand, will be discussed and resolved on a case-by-case basis by the relevant parties and in accordance with Macquarie Group’s conflicts management procedures. Any such discussions will take into consideration the interests of the relevant parties and the circumstances giving rise to the conflict.

Sub-Placement Agents

The Adviser (or one of its affiliates) may compensate out of its own resources, certain Sub-Placement Agents in connection with the sale of Units, and also may pay such Sub-Placement Agents or other servicing agents in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such Sub-Placement Agents. Class D Units will be sold subject to a sales load of up to [___]% of the purchase amount and Class S Units will be sold subject to a sales load of up to [___]% of the purchase amount. For some Investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to Sub-Placement Agents participating in the offering. An Investor’s financial intermediary may impose additional charges on purchases of Units of the Fund. All or a portion of such compensation may be paid by a Sub-Placement Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Sub-Placement Agents may receive from Investors and the Adviser, the amount of compensation that a Sub-Placement Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Sub-Placement Agent to recommend the Fund over another investment product.

Sub-Placement Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, Underlying Funds or investment vehicles managed or sponsored by the Adviser or Underlying Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a Sub-Placement Agent. As such, certain conflicts of interest may exist between such persons and a Sub-Placement Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Sub-Placement Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund or an Underlying Fund. Such entities may compete with the Fund or the Underlying Fund for investment opportunities and may invest directly in such investment opportunities. Sub-Placement Agents that invest in an Underlying Fund may do so on terms that are more favorable than those of the Fund.

Sub-Placement Agents retained by the Placement Agent also may act as placement/servicing agent for Underlying Funds in which the Fund invests, and may receive compensation in connection with such activities. They also will receive sales loads in connection with the sale of certain classes of Units. To the extent that the total compensation to be received by such other Sub-Placement Agents is, in the aggregate, greater than that of other products also placed by the Sub-Placement Agents, their receipt of such compensation creates a conflict of interest, as they will have an incentive to recommend and offer Units to their clients.

A Sub-Placement Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisory personnel whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Sub-Placement Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.

A Sub-Placement Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund or an Underlying Fund. A Sub-Placement Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or an Underlying Fund. A Sub-Placement Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or an Underlying Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, Underlying Fund Manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, Investor servicer, rating agency, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund or an Underlying Fund may have publicly or privately traded securities in which a Sub-Placement Agent is an investor or makes a market. The trading activities of Sub-Placement Agents generally will be carried out without reference to positions held by the Fund or an Underlying Fund and may have an effect on the value of the positions so held, or may result in a Sub-Placement Agent having an interest in the issuer adverse to the Fund or the Underlying Fund. No Sub-Placement Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund or an Underlying Fund has an interest.

A Sub-Placement Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in an Underlying Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Underlying Fund, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, members, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. As a result of differing investment strategies or constraints, positions may be taken by directors, principals, officers, members, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or by an Underlying Fund Manager or any of its respective affiliates on behalf of their own other accounts (“Underlying Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Fund or an Underlying Fund.

Other Matters

An Underlying Fund Manager may, from time to time, cause an Underlying Fund to effect certain principal transactions in securities with one or more Underlying Fund Manager Accounts, subject to certain conditions. Future investment activities of the Underlying Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

PROXY VOTING POLICIES AND PROCEDURES

[To come.]

The Fund intends to hold its interests in the Underlying Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment. Notwithstanding the foregoing, investments in the Underlying Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Underlying Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that, to the extent the Fund has retained the ability to vote, voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally will vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally will vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally will vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC’s website at www.sec.gov.

BROKERAGE

[To come.]

FEES AND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, the Fund bears all expenses incurred in the business and investment program of the Fund. The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund. Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (and, thus, indirectly by Investors) include:

•	all expenses related to the Fund’s investment program, including: (i) expenses borne through the Fund’s investments in Underlying Funds and other securities, including, without limitation, any fees and expenses charged by the Underlying Fund Managers (such as management fees, incentive fees or allocations, pass through expenses and costs and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

•	the Performance Fee;

•	the Distribution and/or Servicing Fee;

•	all costs and expenses associated with the organization and initial registration of the Fund;

•	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with repurchase offers, offering costs and the costs of compliance with any applicable federal, state or non-U.S. laws;

•	the fees of the Independent Directors and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Investors or the Board, its committees or the Independent Directors that are permitted or required to be held under the terms of the Fund’s LLC Agreement, as may be amended or amended and restated from time to time, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s compliance program;

•	the fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

•	the fees and disbursements of any attorneys, accountants, independent registered public accounting firms and other consultants and professionals engaged on behalf of the Fund or the Independent Directors;

•	a portion, as approved by the Board, of the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, the Adviser, the Directors or the officers of the Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund;

•	the fees and expenses of other service providers to the Fund, including depositaries (such as The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund, including the Fund’s administrator;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other Fund communications to Investors, whether for regulatory or some other purpose;

•	all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties engaged by or on behalf of the Fund;

•	all charges for equipment or services used for communications between the Fund and any custodian, administrator or other agent engaged by the Fund;

•	any extraordinary expenses (as defined below);

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions, including excise taxes on undistributed income (provided, that such taxes may be required to be deemed distributed to one or more Investors);

•	a portion of expenses associated with personnel of the Adviser or its affiliates providing legal services to the Fund (including, without limitation, the review and updating of the registration statement, review of Investor reports, preparing materials relating to Board and Investor meetings, the negotiation of service provider agreements and other contracts for the Fund and the preparation and review of various regulatory filings for the Fund) and producing regulatory materials (including, without limitation, the production and formatting of Investor reports and offering documents for the Fund); and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund.

“Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

Pursuant to the Expense Limitation and Reimbursement Agreement, for a one-year term beginning on the initial Closing Date and ending on the one year anniversary thereof, the Adviser will contractually agree to reduce its fees and/or reimburse expenses of the Fund so that Specified Expenses will not exceed [___]% of the Fund’s net assets (annualized). The Fund will agree to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than [___]% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to the one year anniversary of the initial Closing Date without the Board’s consent.

“Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Performance Fee, (iii) the Distribution and/or Servicing Fee, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes (other than taxes deemed distributed by, or otherwise reimbursed to, the Fund), and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Fund’s net asset value; fees for data, technology and software providers; research expenses; costs of insurance; registration expenses; certain offering costs associated with the Fund’s continuing offering of Units (any offering costs that are primarily intended to result in the sale of Units may only be paid through the Fund’s Rule 12b-1 Plan); expenses of meetings of investors; directors’ and officer fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Travel expenses related to the Fund’s investment program will be borne by the Fund and will be incurred in accordance with the Macquarie expenses policy and its related approval processes. This policy includes certain restrictions on for example air travel (the default policy being less than five hours is always in economy class, more than five hours in business class) and hotel booking.

The Underlying Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Underlying Fund Managers generally assess asset-based fees to, and receive incentive-based fees or allocations from, the Underlying Funds. As a result, the investment returns of the Underlying Funds will be reduced. As an investor in the Underlying Funds, the Fund will bear its proportionate share of the expenses and fees of the Underlying Funds and also will be subject to incentive fees or allocations to the Underlying Fund Managers.

The Administrator performs certain administration, accounting and investor services for the Fund. In consideration of these services, the Fund pays the Administrator a fee at the annual rate of up to [__]% of the Fund’s average net assets, subject to a minimum annual fee of $[___], in addition to certain other fixed or transactional fees, and reimburses certain of the Administrator’s expenses.

Under the terms of the Placement Agent Agreement, the Placement Agent will be entitled to receive upfront selling commissions of up to [___]% and [___]% of the purchase amount of each Class S Unit and Class D Unit, respectively, sold in the offering. The Placement Agent anticipates that all or a portion of the upfront selling commissions will be retained by, or reallowed (paid) to, Sub-Placement Agents. The Placement Agent will not receive an upfront selling commissions with respect to any class of Units issued pursuant to the Fund’s distribution reinvestment plan or with respect to purchases of Class I Units. the Placement Agent is also authorized under the Placement Agent Agreement to pay Sub-Placement Agents for the provision of distribution services within the meaning of Rule 12b-1 under the 1940 Act and for non-12b-1 services to Investors. The Fund pays the Placement Agent a monthly Distribution and/or Servicing Fee out of the net assets of Class S Units and Class D Units at the annual rate of [___]% and [___]% of the net asset value of Class S Units and Class D Units, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of such Units). The Distribution and/or Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class S Units or Class D Units will be subject to the Distribution and/or Servicing Fee regardless of how long they have held such Units. The Distribution and/or Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Sub-Placement Agents. Amounts retained by the Placement Agent, if any, will be used by the Placement Agent to pay for Fund-related distribution and servicing expenses. Each compensated Sub-Placement Agent is paid by the Placement Agent based on the net asset value of outstanding Class S Units and/or Class D Units, as applicable held by Investors that receive services from such Sub-Placement Agent. Payment of the Distribution and/or Servicing Fee is governed by the Fund’s Rule 12b-1 Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class S Units and Class D Units. Class I Units are not subject to the Distribution and/or Servicing Fee. Class S Units and Class D Units may be converted to Class I Units if a Sub-Placement Agent informs the Fund that an Investor no longer receives services from the Sub-Placement Agent or another servicing agent which has entered into an agreement with the Placement Agent. Upon advance notice to the Investor, Class I Units may be converted to Class S Units or Class D Units, and Class D Units may be converted to Class S Units, if an Investor is no longer eligible to participate in Class I Units or Class D Units, as applicable.

DISTRIBUTION POLICY; DIVIDENDS

Any distributions the Fund makes will be at the discretion of the Adviser, with the approval of the Board, considering factors such as earnings, cash flow, capital needs, taxes and general financial condition and the requirements of applicable law. The Fund anticipates paying distributions on a quarterly basis.

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions that the Investor receives in respect of Units.

Under the Fund’s DRIP, distributions paid by the Fund will be automatically reinvested in additional Units unless an Investor “opts out” (elects not to reinvest in Units). Generally, whether an Investor takes distributions in cash or reinvests such amounts to purchase additional Units should not affect whether the Investor is subject to incremental tax at the time of such distribution; however, in certain cases a distribution of cash may result in taxation. See “Certain U.S. Federal Income Tax Considerations”. Investors may opt out initially, and thereafter may change their election at any time, by contacting the Administrator (as defined below). Units purchased by reinvestment will be issued at their net asset value on the ex-dividend date (which generally is expected to be the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund. Additional information regarding the reinvestment of distributions may be obtained by contacting the Administrator.

CALCULATION OF NET ASSET VALUE

The Fund calculates its net asset value as of the close of business on the last business day of each calendar month, each date that Units are offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund values its investments as of the relevant Determination Date. The net asset value of the Fund equals, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of the Class S Units, Class D and Class I Units are calculated separately based on the fees and expenses applicable to each class. The net asset values of each class of Units will vary over time as a result of the differing fees and expenses applicable to each class and the different initial offering prices.

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” as determined in good faith by the Board. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as Valuation Designee. In that role, the Adviser has established a committee that oversees the valuation of the Fund’s investments pursuant to the Valuation Procedures. Under that Rule, the Board has assigned to the Adviser general responsibility for determining, in accordance with the Valuation Procedures, the value of such investments. The Fund’s assets will be valued in accordance with the Valuation Procedures, as summarized below.

Direct Investments

Publicly-traded U.S. equity securities are valued, except as indicated below, at the last composite close price on the Determination Date. If and when an equity trades on multiple exchanges, the security will be valued at the closing price from the U.S. exchange that the security last traded on before or at the close on the Determination Date.

Publicly-traded foreign equity securities will be valued at the last trade price on the securities exchange or national securities market on which such securities primarily are traded (the “primary market”) during regular trading hours on the Determination Date. If there are no such trades in the security on the Determination Date, the security will be valued at the last bid (for long positions) or last ask (for short positions). If there is no trade or bid/ask quotations for such security on the Determination Date, the value of such security will be the last trade or last bid (for long positions) or last ask (for short positions) from the previous day. If there is no trade or bid/ask on the previous day, the security will be fair valued.

Generally, U.S. and foreign over-the-counter issues with single-market underliers, such as American Depositary Receipts (ADRs), shall be priced using the last trade price during regular business hours on the Determination Date.

Equity-linked instruments will be valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) will be valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments generally will be valued, to the extent possible, by an independent pricing service, as set forth in the Valuation Procedures adopted by the Adviser. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service will be valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) will be valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Adviser’s Valuation Committee, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, which may be used for hedging and non-hedging purposes, will be valued by the Valuation Designee in accordance with the Valuation Procedures. Certain derivatives may be valued (i) by pricing services, (ii) based on the value of the underlying reference asset(s), (iii) using the midpoint of NBBO (National Best Bid & Offer), which is the mean of the highest bid and lowest offer across any of the exchanges on which an option is quoted, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee, as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable will be fair valued or otherwise valued in accordance with the Valuation Procedures. Circumstances in which market prices may not be readily available include, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser shall seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee shall meet as necessary, in accordance with the Valuation Procedures.

Underlying Funds

The fair value of investments in Underlying Funds as of each Determination Date ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant Underlying Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available to the Fund at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Underlying Fund Manager’s valuations and the relevant Determination Date.

A meaningful input in the Adviser’s Valuation Procedures with respect to Underlying Funds will be the valuations provided by Underlying Fund Managers. Specifically, the Adviser generally will value the Fund’s investment in Underlying Funds using the “practical expedient,” in accordance with Accounting Standards Codification (ASC) Topic 820, based on the valuation provided to the Adviser by the Underlying Fund in accordance with the Underlying Fund’s own valuation policies. Generally, Underlying Fund Managers value investments of their Underlying Funds at their market price if market quotations are readily available, with a discount in the case of restricted securities. In the absence of observable market prices, Underlying Fund Managers value investments using valuation methodologies applied on a consistent basis. For some investments little market activity may exist. The determination of fair value by Underlying Fund Managers is then based on the best information available in the circumstances and may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks.

Prior to investing in an Underlying Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund. Although the Valuation Procedures provide that the Adviser will review the valuations provided by the Underlying Fund Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of unaudited valuations provided by the Underlying Fund Managers. Accordingly, the Fund generally will rely on the Underlying Fund Managers’ valuations, even though an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation.

In reviewing the valuations provided by Underlying Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Underlying Fund Managers does not represent the fair value of the Fund’s interests in the Underlying Funds. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Underlying Fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Underlying Fund based on the net asset value reported by the Underlying Fund Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

In the event that an Underlying Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent final or estimated value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

The valuations reported by the Underlying Fund Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations by an Underlying Fund may be revised as a result of the audit conducted by the Underlying Fund’s auditors. Other adjustments may occur from time to time. To the extent that subsequently adjusted valuations or revisions to Underlying Fund net asset values adversely affect the Fund’s own net asset value, the Fund’s outstanding Units will be adversely affected by prior repurchases to the benefit of Investors who tendered Units at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar manner. Moreover, the same principles apply to the Fund’s investments in, withdrawals from and redemptions and sales of interests in the Underlying Funds.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized data service.

Expenses of the Fund, including the Management Fee, the Performance Fee and the Distribution and/or Servicing Fee, are accrued on a monthly basis on the Determination Date, and taken into account for the purpose of determining the Fund’s net asset value.

Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board, the Adviser or the Underlying Fund Managers regarding appropriate valuations should prove incorrect.

INTERNATIONAL AGREEMENTS TO IMPROVE TAX COMPLIANCE

FATCA aims to combat tax evasion by U.S. tax residents using foreign accounts. FATCA imposes various documentation, registration, due diligence and reporting requirements on “foreign financial institutions” (“FFIs”), which generally include (among other types of non-U.S. entities) non-U.S. banks, non-U.S. investment funds and certain non-U.S. insurance companies. Different or reduced requirements apply to FFIs which qualify as “exempt beneficial owners” (which include certain non-U.S. governmental investors, non-U.S. tax-exempt organizations and non-U.S. pension funds). Whether a non-U.S. entity is an FFI (and the FATCA requirements applicable to the non-U.S. entity) may be modified by an intergovernmental agreement (an “IGA”) in place between the non-U.S. entity’s jurisdiction and the United States with respect to FATCA.

If an Investor that is an FFI fails to comply with applicable FATCA requirements, the Fund may be required to withhold 30% of “withholdable payments” received by the Fund that are distributable to such Investor and may implement additional remedial measures. The 30% withholding tax under FATCA also applies to “withholdable payments” made to a non-U.S. entity that is not an FFI unless such entity provides the withholding agent with a certification identifying each substantial U.S. owner of the entity, which generally includes any U.S. person who directly or indirectly owns more than 10% of the entity, or an exception applies. “Withholdable payments” currently include certain payments of U.S.-source income (such as interest or dividends) and could, in the future, include the gross proceeds of a disposition of any stock, debt instrument, or other property that can produce U.S.-source dividends or interest.

In addition to the requirements imposed by FATCA, the OECD has published the CRS for automatic exchange of financial account information in tax matters pursuant to which many countries have signed and implemented multilateral agreements requiring the collection and sharing of similar information.

The Fund generally intends to comply with FATCA and other applicable information exchange requirements. Investors will be required to provide certifications and other information to the Fund pursuant to such requirements. If an Investor fails to comply with applicable requirements of FATCA or another information exchange regime, the Fund and any other entities affiliated with the Fund may implement remedial measures in order to avoid withholding taxes or other penalties, including, without limitation, expulsion of such Investor from the Fund.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS TAX ADVISOR REGARDING THE IMPLICATIONS OF FATCA AND SIMILAR INFORMATION REPORTING REGIMES ON ITS INVESTMENT IN THE FUND.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relating to the ownership of equity interests in the Fund. This Memorandum does not address (i) all of the material U.S. federal income tax consequences to the Investors of an investment in the Fund, (ii) the consequences under any U.S. federal tax laws other than U.S. federal income tax laws (such as U.S. federal estate and gift tax laws), (iii) the 3.8% “Medicare” tax on certain investment income, (iv) all of the material U.S. state or local tax consequences of an investment in the Fund to any Investor, (v) any U.S. tax consequences of an investment in the Fund to any Investor that is not a U.S. Investor (as defined below), (vi) the consequences relevant to Investors subject to special rules, including (without limitation), private foundations, qualified retirement plans and endowment funds or (vii) any non-U.S. tax consequences to any Investor of an investment in the Fund unless otherwise expressly set forth herein. Further, this summary does not address the tax consequences that may be relevant to non-U.S. persons, including non-U.S. governments and international organizations. The actual tax and financial consequences of the ownership or sale of interests in the Fund will vary depending upon an Investor’s particular circumstances.

Each prospective Investor is advised to consult its tax advisor as to the U.S. federal income tax consequences of an investment in the Fund and as to applicable U.S. state and local, and non-U.S. tax considerations. No assurance can be given that the IRS or any U.S. state or local taxing authority will concur with the tax consequences described below or with any particular tax position taken with respect to the Fund. No ruling has been or is expected to be requested by the Fund from the IRS or any U.S. state or local or other taxing authority as to the matters discussed herein or any other tax issue.

In addition, the discussion is intended to be general and does not address all of the tax considerations that may be relevant to any particular Investor, or unless otherwise expressly set forth herein, to Investors subject to special treatment under the U.S. federal income tax laws (for example, states and municipalities, banks, insurance companies, dealers in securities, private foundations, or charitable remainder trusts).

The tax treatment of a partner in an entity treated as a partnership for U.S. federal income tax purposes that invests in the Fund generally depends on both the status of the partner (rather than the partnership) and the activities of the partnership and is not specifically addressed herein. Investors in partnerships that invest in the Fund are urged to consult their tax advisors.

This discussion is based on U.S. federal income tax laws, court decisions, U.S. Treasury regulations, and other administrative guidance in effect as of the date of this Memorandum. The tax laws and other tax-related authorities may change, sometimes with retroactive effect. In some cases, such changes could adversely affect the tax consequences of an investment in the Fund by certain Investors.

An entity treated as a partnership or disregarded entity for US tax purposes is referred to herein as a “Flow-Through Entity,” and an equity interest in a Flow-Through Entity that is engaged in a trade or business is referred to herein as a “Flow-Through Investment.” The Fund generally expects to invest (directly or indirectly) in entities classified as corporations for U.S. federal income tax purposes and to hold any Flow-Through Investments and other investments through entities classified as corporations for U.S. federal income tax purposes. The remainder of this discussion assumes that all Fund activities are consistent with such expectation, except as otherwise specifically noted.

For U.S. federal income tax purposes, the Fund intends to take the position (and this discussion assumes, except where otherwise indicated) that the Fund is not directly engaged in a trade or business by virtue of its own activities, or the activities of the Adviser or their affiliates. However, this position is not free from doubt and could be challenged by the IRS. If the Fund were deemed to be engaged in a trade or business for U.S. federal income tax purposes, the tax consequences for an investor could, in some cases, differ substantially from those discussed herein. Each prospective Investor should consult with its tax advisor concerning such consequences.

U.S. Federal Income Tax Classification of Fund

The Fund intends to be treated as a partnership for U.S. federal income tax purposes. An entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may be taxable as a corporation if it is a “publicly traded partnership” or elects to be treated as a corporation. If the Fund were determined to be taxable as a corporation, the Fund would be taxable on its earnings at the U.S. federal income tax rate applicable to corporations, and any distributions to the Investors would be taxable as dividends to the Investors to the extent of the earnings and profits of the Fund. The Adviser intends to operate the Fund so that it will neither be treated as a “publicly traded partnership” taxable as a corporation or elect to be treated as a corporation for U.S. federal income tax purposes. However, the Fund is not expected to qualify for any “safe harbor” from treatment as a “publicly traded partnership,” and no ruling is expected to be obtained from any tax authority. Accordingly, the Fund must satisfy a “facts and circumstances”-based test to avoid treatment as a publicly traded partnership. Although the Fund believes that it satisfies such test, there can be no guarantee that the IRS will agree. The discussion herein assumes that the Fund will be treated as a partnership, and not as a publicly traded partnership, for U.S. federal income tax purposes.

The Fund generally will not pay U.S. federal income taxes (except as discussed below in “U.S. Federal Income Tax Audits and Resulting Liabilities”), but each Investor will be required to report its distributive share (whether or not distributed) of the income, gains, losses, deductions, and credits of the Fund for U.S. federal income tax purposes (which may include the income and other tax items of any Flow-Through Entities (as defined below) in which the Fund invests). Pursuant to the LLC Agreement, items of the Fund’s taxable income, gain, loss and deduction are allocated so as to take into account the varying interests of the Investors over the term of the Fund. U.S. Treasury regulations provide that allocations of items of partnership income, gain, loss and deduction will be respected for tax purposes if such allocations have “substantial economic effect,” or are determined to be in accordance with the partners’ interests in a partnership. It is possible that the IRS could challenge the Fund’s allocations as not being in accordance with the Investors’ interests in the Fund. Any resulting reallocation of tax items may have adverse tax and financial consequences to an Investor, including an Investor who was not an investor in the Fund for the tax year reviewed, or a person who was an Investor during such year but ceased to be an Investor before the time of such audit, as a result of the partnership audit rules described above under “—U.S. Federal Income Tax Audits and Resulting Liabilities.”

The LLC Agreement provides that the Adviser may specially allocate items of the Fund’s income, gain or loss to certain of the Investors in certain circumstances, including potentially where an Investor’s capital account would otherwise exceed (or be less than) its adjusted tax basis in its Units immediately prior to certain events such as a withdrawal or an Investor is disproportionately sharing in cash proceeds from the Fund (e.g., as a result of a partial repurchase of an Investor’s interest or an Investor’s election out of the DRIP). This special allocation may result in such Investor being allocated a disproportionate amount of income, gain, or loss in such taxable year, and as a result, ultimately recognizing a different amount of taxable income or gain from the Fund (or recognizing taxable income or gain of a different, potentially less favorable character) than would have been the case had no special allocation been made. There can no assurance that the IRS would respect any such special allocation, and if the allocation were successfully challenged, the Investors and other persons who were Investors during the reviewed tax year may suffer adverse consequences as a result of the partnership audit rules described above under “—U.S. Federal Income Tax Audits and Resulting Liabilities.”

Certain Reporting Requirements

U.S. Treasury regulations require taxpayers to make certain additional disclosures in connection with the filing of any tax return that reflects tax benefits from a “reportable transaction” as defined in the regulations, which include certain transactions that generate losses in excess of threshold amounts. To the extent that the Fund engages in a “reportable transaction,” Investors of the Fund may be required to make certain disclosures in connection with their tax returns and may be subject to penalties if such disclosures are not made.

Investors that are U.S. persons may be subject to various tax information reporting requirements with respect to non-U.S. entities as a consequence of investing in the Fund. Failure to satisfy the applicable requirements may result in substantial penalties. A prospective Investor should consult its tax advisor with respect to all reporting requirements that may arise with respect to an investment in the Fund.

Certain U.S. Federal Income Tax Considerations for U.S. Investors

The following discussion summarizes certain significant U.S. federal income tax consequences to a prospective Investor that (i) is, with respect to the United States, a citizen or resident individual, a domestic corporation, an estate the income of which is subject to U.S. federal income taxation regardless of its source, a trust for which a court in the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions, or a trust that has made a valid election to be treated as a U.S. person pursuant to applicable U.S. Treasury regulations, as such terms are defined for U.S. federal income tax purposes; and (ii) is not a tax-exempt organization under U.S. federal income tax law (a “U.S. Investor”).

The maximum ordinary U.S. federal income tax rate for individuals that are U.S. Investors is currently 37% for taxable years beginning before January 1, 2026, and, in general, the maximum individual income tax rate for “qualified dividend income” (generally, a dividend from shares (held for certain holding periods) from certain domestic corporations, and from certain qualified foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States), and for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates — see “Limitation on Deductibility of Interest” below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000.

For corporate taxpayers the income tax rate is currently 21%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with “original issue discount.” In such case, a Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. Under current law, certain taxpayers generally are required to include amounts into income no later than the time such amounts are reflected on their financial statements.

Distributions from the Fund. Distributions of cash (including in certain circumstances distributions of certain “marketable securities” treated as cash distributions) from the Fund to a U.S. Investor generally will not result in the realization of taxable income to the U.S. Investor, except as discussed below. Such cash distributions, in any year, will reduce the tax basis of that U.S. Investor’s interest in the Fund by the amount of such cash distribution. For these purposes, a reduction in a U.S. Investor’s share of the Fund’s liabilities will result in a deemed cash distribution to the U.S. Investor in an amount equal to the reduction. To the extent such distributions exceed the adjusted U.S. federal income tax basis of a U.S. Investor’s interest in the Fund, such U.S. Investor will be treated as having recognized gain from the sale or exchange of such interest in the Fund. In general, distributions (other than liquidating distributions) of property other than cash will reduce the U.S. federal income tax basis (but not below zero) of a U.S. Investor’s interest in the Fund by the amount of the Fund’s adjusted U.S. federal income tax basis in such property immediately before its distribution but will not result in the realization of taxable income by the U.S. Investor. Notwithstanding the foregoing, if an Investor receives a distribution that represents a disproportionately small or disproportionately large share of its “unrealized receivables” and/or “inventory” (all as determined for U.S. federal income tax purposes), such Investor and the Fund may be required to recognize income or gain as if such unrealized receivables and/or inventory had been disposed of.

U.S. Tax Basis in Fund Interest. A U.S. Investor’s tax basis in its interest in the Fund will, in general, be equal to the U.S. Investor’s capital contributions to the Fund, increased by the U.S. Investor’s share of income and liabilities of the Fund, and decreased by the amount of distributions to the U.S. Investor and the U.S. Investor’s allocable share of losses and reductions in liabilities of the Fund.

Basis Adjustments. The Fund may be required to adjust the tax basis of its assets if (a) an interest in the Fund is transferred (as determined for U.S. federal income tax purposes) at a time when either the Fund has a “substantial built-in loss” under Section 743 of the Code, (b) a distribution in kind results in a “substantial basis reduction” under Section 734 of the Code, or (c) the Fund has in effect an election under Section 754 of the Code (a “Section 754 Election”) with respect to a taxable year during which a transfer or full repurchase of an Investor’s interest occurs. If the Fund is required to adjust the basis of its assets in any of the foregoing situations, it may incur significant incremental tax compliance costs. However, if the Fund does not make a Section 754 Election, the Fund may in certain cases retain a lower tax basis in certain of its assets than would have been the case had it made a Section 754 Election, and as a result, U.S. Investors may ultimately recognize more taxable gain from the Fund than if such election had been in effect. No Investor may require the Fund to make an election under Section 754 of the Code, nor is the Fund required to make any such election. Because of the potential requirement to adjust the Fund’s basis in its assets in connection with a substantial built-in loss or a substantial basis reduction, the Fund expects that Investors will be required to provide their adjusted tax basis in their Fund interest in certain cases.

Limitations on Deductibility of Losses and Expenses. U.S. Investors may be subject to a number of limitations on their ability to deduct losses or expenses of the Fund, certain of which are discussed below. A U.S. Investor should consult its tax advisor regarding all of the applicable limitations.

Under current U.S. federal income tax law, most miscellaneous itemized deductions (e.g., investment advisory fees and tax preparation fees) are disallowed for non-corporate taxpayers. Such disallowed deductions generally include a non-corporate U.S. Investor’s share of the Management Fee and Performance Fee and most other Fund expenses. For taxable years beginning after December 31, 2025, the foregoing disallowance of miscellaneous itemized deductions is scheduled to expire, with a reinstatement of the limitation that individuals may deduct certain miscellaneous itemized deductions (e.g., investment advisory fees and tax preparation fees) only to the extent that these deductions exceed, in the aggregate, 2% of the taxpayer’s adjusted gross income, subject to further limitation based on the individual’s adjusted gross income. Investors that are corporations for U.S. federal income tax purposes are not affected by the limitations on miscellaneous itemized deductions, but such limitations do apply to individual shareholders of Investors that are S corporations.

Except as described below, interest on any amount borrowed by a U.S. Investor (other than a corporation) to purchase an interest in the Fund or to make a capital contribution to the Fund generally will be “investment interest” and subject to a limitation on deductibility. In general, investment interest is deductible only to the extent of the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes net income from the Fund and other income from property held for investment (other than, in each case, income treated as business income). However, qualified dividend income, as defined under Section 1(h)(11)(B) of the Code, and long-term capital gain are excluded from the definition of net investment income unless the taxpayer makes a special election to treat such dividend income or capital gain as ordinary income. Interest that is not deductible in the year incurred because of the investment interest limitation may be carried forward and deducted in a future year in which the taxpayer has sufficient investment income.

A U.S. Investor’s allocable share of losses and expenses attributable to the Fund’s ownership (directly or indirectly through one or more Flow-Through Entities) of a Flow-Through Investment would likely be subject to certain additional limitations, including the “passive activity,” “at risk” and “excess business loss” rules and certain additional rules that may limit the deductibility of “business interest.” As noted above, this discussion assumes that the Fund does not hold any Flow-Through Investments other than through an entity classified as a corporation for U.S. federal income tax purposes and is not itself engaged in a trade or business.

Potential Delay in Receipt of Tax Information. The Fund may not be able to provide final tax filing information to the Investors for any given tax year until after the initial tax filing deadlines for Investor tax returns. Accordingly, Investors should plan to obtain extensions of the filing dates for their income tax returns.

Investments in Non-U.S. Corporations.

Certain Non-U.S. Taxes and Tax Credit Matters. The Fund may invest in securities of corporations and other entities organized outside the U.S. Income from such investments, including interest, dividends, and gains, may be subject to non-U.S. withholding taxes. Although an income tax treaty in effect between the country of the issuer of securities in which the Fund invests and the country of which an Investor is a resident may reduce or eliminate such non-U.S. withholding taxes, there can be no assurance that the benefit of such an income tax treaty will extend to payments made to the Fund. To claim the benefits of such an income tax treaty, if any, an Investor may be required to file a claim for a refund with the country of the issuer. Additionally, to claim the benefits of such a treaty, an Investor may be required to provide certain information and/or certifications.

U.S. Investors generally will be entitled to a credit against U.S. federal income tax with respect to creditable non-U.S. income taxes paid, including non-U.S. withholding taxes, on the income and gains of the Fund. However, there are complex rules contained in the Code which, depending on each U.S. Investor’s particular circumstances, may limit the availability or use of foreign tax credits.

Controlled Foreign Corporations. Under the “Subpart F” rules of the Code, U.S. Investors may under certain circumstances be required to include as ordinary income for U.S. federal income tax purposes amounts attributable to some or all of the earnings of a portfolio company of an Underlying Fund that is a “controlled foreign corporation” (a “CFC”) in advance of the receipt of cash attributable to such amounts. A non-U.S. corporation generally will be classified as a CFC if U.S. persons (including the Fund), each of which owns, directly or by attribution, at least 10% of the voting power or value of such corporation (“10% U.S. Investors”), own in the aggregate more than 50% of the voting power or value of the stock of such corporation. Complex attribution rules apply for purposes of determining ownership.

If a corporation is treated as a CFC at any point during the taxable year, then each 10% U.S. Investor generally will be required to include in its taxable income for such taxable year its proportionate share of certain types of undistributed income of the CFC (e.g., certain dividends, interest, rents and royalties, gain from the sale of property producing such income, and certain income from sales and services) and, in certain circumstances, of earnings of the CFC that are treated as invested in U.S. property. In addition, gain on the sale of the CFC’s stock by a U.S. person that is treated as owning at least 10% of the voting stock of such CFC (during the period that the corporation is a CFC and thereafter for a five-year period) may be re-characterized in whole or in part as dividend income.

In addition, a 10% U.S. Investor of a CFC is subject to an additional taxable income inclusion for its pro-rata amount of “global intangible low-taxed income” (“GILTI”). The includable amount of income is the excess of the 10% U.S. Investor’s “net CFC tested income” above a notional 10% annual return on the 10% U.S. Investor’s share of CFC aggregate adjusted tax basis in certain tangible depreciable business assets. Corporate 10% U.S. Investors are generally entitled to a deduction equal to 50% of the GILTI amount for taxable years beginning prior to January 1, 2026 (and a deduction equal to 37.5% of the GILTI amount thereafter) and may be able to offset a share of such income inclusions with deemed-paid foreign tax credits, subject to a number of complex limitations on the use of such credits.

With respect to GILTI, even if the Fund is a 10% U.S. Investor with respect to a CFC, only U.S. Investors who are themselves 10% U.S. Investors with respect to such CFC on a direct or indirect basis are required to include their share of tested income and assets of such CFC in calculating the U.S. Investor’s GILTI amount for U.S. federal income tax purposes. Similarly, even if the Fund is a 10% U.S. Investor with respect to a CFC, only U.S. Investors who are themselves 10% U.S. Investors with respect to such CFC on a direct or indirect basis are required to include their share of such “Subpart F” income from such CFC for U.S. federal income tax purposes. These “look-through” rules do not apply with respect to gain on sale of CFC stock that is re-characterized in whole or in part as dividend income, which re-characterization continues to apply to U.S. Investors if the Fund is treated as owning at least 10% of the voting stock of the CFC at any time during the 5-year period ending on the date of the sale of the CFC stock.

If a non-U.S. corporation that is a CFC would also be treated as a “passive foreign investment company” (“PFIC”) under the passive income or passive assets tests described below, the non-U.S. corporation is treated only as a CFC with respect to a U.S. Investor that is itself a 10% U.S. Investor with respect to such CFC (i.e., in the event of an overlap, the CFC rules trump the PFIC rules).

Passive Foreign Investment Companies. Under the PFIC rules of the Code, U.S. Investors may under certain circumstances be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of stock of, a portfolio company that is a PFIC. A non-U.S. corporation is generally a PFIC if (i) 75% or more of its gross income for the taxable year is “passive income” (e.g., certain dividends, interest, rents and royalties, and gain from the sale of property producing such income) or (ii) 50% or more of its assets produce or are held for the production of “passive income.” If the Fund were to invest in a PFIC, any gain on the disposition of stock of such corporation, as well as income realized on certain “excess distributions” by the PFIC, would be treated as though realized ratably over the shorter of a U.S. Investor’s holding period of its Fund interest or the Fund’s holding period for the PFIC. Such gain or income would be taxed as ordinary income and an interest charge would be imposed on the U.S. Investor based on the amount of tax treated as deferred from prior years.

If the Fund were to invest in a PFIC and the Fund made a “qualified electing fund” election (a “QEF election”) under the Code with respect to such PFIC, in lieu of the foregoing treatment, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund (a “QEF inclusion”). A QEF inclusion that is not accompanied by a distribution of cash or property will generally increase a U.S. Investor’s tax basis in the PFIC stock. Any gain resulting from a disposition of PFIC stock will be taxed as short or long-term capital gain. Alternatively, an election may be made by the Fund in the case of certain “marketable stock” to “mark-to-market” the stock of a PFIC on an annual basis. Pursuant to such an election, the Fund would include in each year as ordinary income the excess, if any, of the fair market value of such stock over its adjusted basis at the end of the taxable year. There can be no assurance that (i) a company in which the Fund invests will not be a PFIC or (ii) a PFIC in which the Fund does invest will provide the information necessary for a QEF election to be made or that any other elections will be available with respect to such PFIC.

If finalized, proposed U.S. Treasury regulations would change the party permitted to make a QEF election (as well as make other changes regarding the U.S. federal income tax consequences of making a QEF election) or market-to-market election. Under the proposed rules, if finalized, only a U.S. Investor (and not the Fund itself) would be permitted to make a QEF election or mark-to-market election and the U.S. Investor would be required to notify the Fund of such an election. The Fund may be unable to, and is not required to, obtain and provide to U.S. Investors the information to make and maintain a valid QEF election with respect to any PFIC in which the Fund invests if such rules are finalized during the life of the Fund.

Currency Fluctuations — “Section 988” Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund’s investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988 of the Code, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

Repurchase, Sale or Other Disposition of Fund Interests. If the Fund repurchases any of an Investor’s Units, such repurchase generally will be treated as a distribution made by the Fund to such Investor, with the corresponding results described above. However, as described above, under the LLC Agreement the Fund may make certain special allocations in connection with a repurchase (including special allocations of ordinary income or short-term capital gain, which may reduce the amount of long-term capital gain that an Investor would otherwise recognize in connection with a repurchase). Further, if all of an Investor’s Units are repurchased by the Fund solely with cash, certain marketable securities, unrealized receivables, and/or inventory, the Investor may recognize a taxable loss based upon the excess (if any) of such Investor’s basis in its Units over the amount of such cash and the tax basis of such other distributed assets. To the extent an Investor receives any in-kind distribution of assets in a repurchase of all of its Units, the Investor’s basis in its Units generally will be carried over to such assets, subject to potential adjustments as a result of any income or gain recognized by such Investor as a result of the repurchase. If an Investor has all of its Units repurchased, but a portion of the repurchase price is held back subject to completion of an audit of the relevant fiscal year, the Investor is expected to continue to be treated as a “partner” in the Fund for U.S. federal income tax purposes until the held back amount is finally paid. The tax consequences of a full redemption of an Investor’s Units may be complex, and prospective Investors should consult their tax advisors regarding such matters.

A U.S. Investor that sells or otherwise disposes of an interest in the Fund in a taxable transaction other than a repurchase generally will recognize gain or loss equal to the difference, if any, between the amount realized from the sale or disposition and the adjusted U.S. federal income tax basis of such interest. The amount realized will include the U.S. Investor’s share of the Fund’s liabilities outstanding at the time of the sale or disposition. If the U.S. Investor holds the interest in the Fund as a capital asset, such gain or loss will generally be treated as capital gain or loss to the extent a sale of assets by the Fund would qualify for such treatment. Gain from the sale or other disposition of an interest in the Fund will be treated as ordinary income to the extent of the U.S. Investor’s share of any “unrealized receivables” and “inventory items”. Gain or loss from the sale or disposition of an interest in the Fund will generally be long-term capital gain or loss if the U.S. Investor had held the interest in the Fund for more than one year on the date of such sale or disposition. However, capital contributions by the Investor within the one-year period ending on the date of such sale or disposition may cause part of such gain or loss to be short-term capital gain or loss.

Income Associated with the Fund’s Investments in Underlying Funds. The Fund may make investments in Underlying Funds and may have no ability to control important aspects of such investments and their underlying operations, including the preparation and filing of tax returns, the making of tax elections, and the amount or timing of cash distributed by such Underlying Funds. These restrictions may also cause the Investors of the Fund to be allocated Fund income in excess (potentially significantly) of cash distributions for a particular year.

Additionally, the Fund generally does not expect to have the ability to participate in any tax audits of the Underlying Funds, and the Fund generally will be bound by elections and other decisions made by the Underlying Funds in connection with such tax audits (including, if applicable, push-out elections) and required to directly or indirectly bear its share of any imputed underpayments or other adjustments arising in connection with such tax audits. It is possible the Fund may economically bear imputed underpayments from (or attributable to) Underlying Funds that are attributable to taxable income arising prior to its period of ownership of an interest in such Underlying Fund; see “U.S. Federal Income Tax Audits and Resulting Liabilities Below.”

Certain U.S. Federal Income Tax Considerations for U.S. Tax Exempt Investors. Because the Fund expects to hold equity investments only in entities classified as corporations (directly or through Flow-Through Entities), a U.S. tax-exempt Investor’s distributive share of the Fund’s income should consist of dividends, interest and capital gain from corporate stock and debt instruments – types of income that (subject to the discussion of debt-financing below) are expressly excluded from “unrelated business taxable income” within the meaning of Section 512 of the Code (“UBTI”).

If a U.S. tax-exempt Investor borrows any amount outside the Fund to fund its purchase of Units, a portion of its investment in the Fund may be considered debt-financed as a result and some or all of its distributive share of income from the Fund (including dividends, interest and capital gains) could be UBTI. Moreover, debt incurred by the Fund directly or through a Flow-Through Entity could cause income from or with respect to such entity to be treated as UBTI to a U.S. tax-exempt Investor. The Fund may incur debt to the extent indicated herein, which may give rise to UBTI for a U.S. tax-exempt Investor.

Each U.S. tax-exempt Investor generally will be subject to U.S. federal income tax on its share of any UBTI earned by the Fund (and the receipt of UBTI could give rise to additional tax liability for certain limited categories of U.S. tax-exempt Investors). A U.S. tax-exempt Investor with an interest in more than one unrelated trade or business is generally required to separately compute its UBTI with respect to each trade or business. As a result, deductions or losses from one unrelated trade or business may not be used to offset UBTI from a different unrelated trade or business. However, to the extent provided in applicable U.S. Treasury regulations, UBTI income and losses from the Fund and other investment funds in which such U.S. tax-exempt Investor invests may potentially be aggregated if certain conditions are met. Each U.S. tax-exempt Investor should consult its tax advisor concerning the calculation of any UBTI in respect of its interest in the Fund.

Section 4965 of the Code imposes excise taxes on certain tax-exempt entities and/or their managers if the entity is a party to a “prohibited tax shelter transaction” (as defined in Section 4965 of the Code). Under IRS guidance, a U.S. tax-exempt Investor and/or its managers may be subject to excise taxes under Section 4965 of the Code as a result of transactions entered into by the Fund only if the Fund enters into a prohibited tax shelter transaction that is facilitated by reason of the tax-favored status of the U.S. tax-exempt Investor. The Fund does not intend to enter into any prohibited tax shelter transaction that is facilitated by reason of the tax-favored status of any U.S. tax-exempt Investor.

U.S. Federal Income Tax Audits and Resulting Liabilities. The Fund will appoint one person (the “partnership representative”) to act on its behalf in connection with IRS audits and related proceedings. The partnership representative’s actions, including the partnership representative’s agreement to adjustments of the Fund’s income in settlement of an IRS audit of the Fund, will bind all Investors. Pursuant to the LLC Agreement, the Adviser or its delegate will be designated as the partnership representative, and the Investors are required, if necessary, to consent to such designation. If the partnership representative is an entity, a “designated individual” also will be appointed to act on the partnership representative’s behalf.

In addition, U.S. federal income taxes (and any related interest and penalties) attributable to an adjustment to the Fund’s income following an IRS audit or judicial proceeding will, absent an election by the Fund to the contrary, have to be paid by the Fund in the year during which the audit or other proceeding is resolved, if such adjustment results in an increase in U.S. federal income tax liability. If an adjustment to the Fund’s income following an IRS audit or judicial proceeding results in a reduction in U.S. federal income tax liability, the adjustment will flow through to the Investors based on their interests for the year in which the audit or other proceeding is resolved. This could cause the economic burden of U.S. federal income tax liability (or the economic benefit of a favorable adjustment) arising on audit of the Fund to be borne by (or, in the case of a favorable adjustment, to benefit) Investors based on their interests in the Fund in the year during which the audit or other proceeding is resolved, even though such tax liability (or benefit) is attributable to an earlier taxable year in which the interests or identity of some or all of the Investors was different. The partnership audit rules also can cause the Fund’s U.S. federal income tax liability arising on audit to be computed in less advantageous ways than the tax liability of the Investors would be computed if the Fund had not been audited (for example, by applying the highest marginal federal income tax rates and potentially ignoring the tax-exempt status of certain partners). In calculating taxes imposed on the Fund with respect to audit adjustments, the Fund may be able to take into account certain applicable lower tax rates and the tax-exempt status of certain Investors. In addition, if elected by the partnership representative, alternative procedures may allow the Fund to avoid such entity-level U.S. federal income tax liability in some cases if certain conditions are satisfied. These alternative procedures may require Investors to (i) file amended returns (and pay any tax that would be due) for the prior tax year under audit, (ii) adjust the tax liability reported on their income tax returns for the year in which the audit is resolved, and/or (iii) provide certain information to the Fund (possibly including information about the owners of Investors classified as partnerships).

The foregoing partnership audit rules may also apply to audits of any entity treated as a partnership for U.S. federal income tax purposes in which the Fund owns an interest, including Underlying Funds. The Fund may not control any of such audits.

Any U.S. federal income taxes (and any related interest and penalties) borne by the Fund in respect of IRS audit adjustments at the Fund level or at a Flow-Through Entity level will be allocated by the Adviser to, and will be borne by, the Investors pursuant to the terms of the LLC Agreement.

Certain U.S. State and Local Tax Matters. In addition to the U.S. federal income tax consequences described above, prospective investors should consider potential U.S. state and local tax consequences of an investment in the Fund. U.S. state and local tax laws may differ from U.S. federal income tax laws with respect to the treatment and timing of specific items of income, gain, loss, deduction, and credit. An Investor’s allocable share of the taxable income or loss of the Fund generally will be required to be included in determining such Investor’s reportable income for U.S. state and local tax purposes in the jurisdiction(s) in which the Investor is subject to taxation.

The Fund itself may also be subject to U.S. state and/or local tax, depending on the location and scope of the Fund’s activities. In addition, a U.S. state in which an Investor is not a resident, but in which the Fund may be deemed to be engaged in business, may impose a tax (and tax return filing requirements) on that Investor with respect to its share of the Fund’s income derived from that U.S. state and, in some cases, the Fund may be required to withhold such taxes. Under some circumstances, an Investor with tax liabilities in more than one U.S. state may be entitled to a deduction or credit for taxes paid to one U.S. state against the tax liability owed to another.

Prospective tax-exempt Investors should be aware that the rules of some U.S. states and localities for computing and/or reporting UBTI may differ from U.S. federal rules.

Each Investor should consult its tax advisor concerning the U.S. state and local taxation of its income from the Fund in light of its particular circumstances.

ERISA CONSIDERATIONS

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to those U.S. employee benefit plans and retirement arrangements which are subject to Title I of ERISA (“Plans”), including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for a Plan, U.S. Department of Labor (“DOL”) regulations provide that a Plan fiduciary must give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives. Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular Plan, and whether the assets of the Plan would be sufficiently diversified. Plan fiduciaries also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the plan or arrangement. If a Plan fiduciary breaches its responsibilities with regard to selecting an investment or an investment course of action for such Plan, the fiduciary itself may be held liable for losses incurred by the Plan as a result of such breach. Fiduciaries of plans or arrangements subject to Section 4975 of the Code (such as IRAs and Keogh Plans) should carefully consider these same factors. Persons who are fiduciaries with respect to (i) an employee benefit plan or other arrangements or entities subject to ERISA, (ii) an IRA, or Keogh Plan or other plan account, which is not subject to ERISA but is subject to Section 4975 of the Code and (iii) any entity or account deemed within Section 3(42) of ERISA to hold “plan assets” of any such employee benefit or other plan (each of (i) through (iii), “Benefit Plan Investors”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The DOL has adopted a regulation issued at 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Assets Rules”), that treats the assets of certain pooled investment vehicles as “plan assets” for purposes of, and subject to, Title I of ERISA and Section 4975 of the Code (“Plan Assets”). The Plan Assets Rules provide, however, that, in general, funds registered as investment companies under the 1940 Act are not deemed to be subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plan Investors. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets for purposes of ERISA or the Section 4975 of the Code. Thus, the Adviser should not be considered a fiduciary within the meaning of ERISA or Section 4975 of the Code by reason of its authority with respect to the Fund.

The Fund will require Benefit Plan Investors (and each person causing such Benefit Plan Investor to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Benefit Plan Investor’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan Assets in the Fund was made with appropriate consideration of relevant investment factors with regard to such Benefit Plan Investor and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or Section 4975 of the Code.

Certain prospective Investors that are Benefit Plan Investors may currently maintain relationships with the Adviser or other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan Investor to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit the use of Benefit Plan Investor assets for the benefit of a party in interest (or disqualified person) and also prohibit a fiduciary of a Benefit Plan Investor from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Benefit Plan Investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or Section 4975 of the Code. Fiduciaries of Investors that are Benefit Plan Investors will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision, that they have not relied on any advice or recommendation of such affiliated persons as a basis for the decision to invest in the Fund and that any information provided by the Fund and the affiliated persons is not a recommendation to invest in the Fund.

Benefit Plan Investors may be required to report certain compensation paid by the Fund (or by third parties) to the Fund’s service providers as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, foreign plans and certain church plans) may be subject to similar rules under other applicable laws or regulations, and should consult their own advisers as to the propriety of an investment in the Fund. In particular, “governmental plans” (as defined in Section 3(32) of ERISA) are not subject to Title I of ERISA or Section 4975 of the Code. However, state laws applicable to certain governmental plans may have provisions that impose restrictions on the investments and management of the assets of such plans that are, in some cases, similar to those under ERISA and Section 4975 of the Code discussed above. It is uncertain whether exemptions and interpretations under ERISA would be recognized by the respective state authorities in such cases. Also, some state laws prohibit, or impose percentage limitations on investments of a particular type, in obligations or securities of foreign governments or entities, or bar investments in particular countries or businesses operating in such countries. Fiduciaries of governmental plans, foreign plans and certain church plans, in consultation with their advisers, should consider the impact of other applicable laws and regulations on investments in the Fund, as well as the considerations discussed above to the extent applicable. See “Types of Investments and Related Risk Factors—Other Risks—Changes in Tax Laws Governing IRAs.”

Potential Investors that are Benefit Plan Investors and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[____________] serves as the independent registered public accounting firm of the Fund. Its principal business address is [____________].

LEGAL COUNSEL

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, acts as legal counsel to the Fund.

CUSTODIAN

[_____], or such other qualified custodian, (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [_____].

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports, once available, may be obtained without charge by writing to the Fund at its offices at 125 West 55th Street, New York, New York 10019, or by calling (collect) (212) 317-9200. Investors will be able to view text-only versions of Fund documents on-line or download them from the SEC’s website (http://www.sec.gov).

APPENDIX A: AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

[To come.]

APPENDIX B: PRIOR PERFORMANCE OF SIMILAR FUNDS MANAGED BY MAM

Central Park Advisers, LLC (the “Adviser”) is a part of Macquarie Group Limited’s global asset management division, Macquarie Asset Management (“MAM”). The Adviser employs an investment program for Macquarie Energy Transition Infrastructure Fund, LLC (the “Fund”) that is substantially similar to the investment program that MAM employs in managing various other investment accounts (the “Other Accounts”) that are structured as private funds that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Other Accounts have investment objectives, policies and strategies substantially similar to those of the Fund, as the Other Accounts also invest primarily in Energy Transition Infrastructure Investments (as defined in the Confidential Memorandum). The following sets forth performance information of a composite (the “Composite”) consisting of all such Other Accounts. As of December 31, 2023, the Composite consisted of [___] Other Accounts with aggregate total assets of approximately $[___].

While the Fund intends to invest, and each of the Other Accounts invests, primarily in Private Infrastructure Equity Investments (as defined in the Confidential Memorandum), the Other Accounts each primarily invest directly in such investments. The Fund, however, may gain exposure to Private Infrastructure Equity Investments directly or indirectly through Underlying Funds (as defined in the Confidential Memorandum), and also intends to invest in Private Infrastructure Debt Investments and Equities and Multi-Assets Investments (each as defined in the Confidential Memorandum). In addition, certain of the Other Accounts invest solely in Energy Transition Infrastructure Assets in a particular country, and certain of the Other Accounts invest in limited types of Energy Transition Infrastructure Investments, while the Fund intends to invest in a global portfolio and may invest in broader types of Energy Transition Infrastructure Investments. Despite these differences, the Adviser believes that the performance of the Other Accounts that comprise the Composite is relevant to Fund investors as it demonstrates MAM’s experience investing in Energy Transition Infrastructure Investments.

THE TABLES THAT FOLLOW SET FORTH, FOR THE PERIODS INDICATED, PERFORMANCE INFORMATION FOR THE COMPOSITE AND FOR VARIOUS INDICES. THE RETURNS FOR THE COMPOSITE ARE SHOWN GROSS AND NET OF ALL ACTUAL FEES AND OTHER EXPENSES OF THE OTHER ACCOUNTS THAT COMPRISE THE COMPOSITE. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE COMPOSITE PERFORMANCE INFORMATION IS UNAUDITED.

PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND’S ESTIMATED FEES AND OTHER EXPENSES ARE HIGHER THAN THE ACTUAL FEES AND OTHER EXPENSES OF EACH OF THE OTHER ACCOUNTS. ACCORDINGLY, HAD THE OTHER ACCOUNTS’ PERFORMANCE RECORDS REFLECTED THE FUND’S ESTIMATED FEES AND OTHER EXPENSES, THE OTHER ACCOUNTS’ RETURNS SHOWN IN THE TABLE WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER ACCOUNTS. IN ADDITION TO THE DIFFERENCES DESCRIBED ABOVE, UNLIKE THE FUND, THE OTHER ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER ACCOUNTS’ PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE OTHER ACCOUNTS AND THE VARIOUS INDICES MAY DIFFER.

FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS AND WILL INCLUDE DIFFERENT INVESTMENTS. IN ADDITION, FUTURE INVESTMENTS MADE BY THE FUND WILL BE SUBJECT TO POTENTIAL REGULATORY OR TAX-RELATED (INVESTMENT) LIMITATIONS. PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THEY WILL EXPERIENCE PERFORMANCE COMPARABLE TO THAT SET FORTH BELOW.

THE COMPOSITE TOTAL RETURN PERFORMANCE INFORMATION IS AN ASSET-WEIGHTED AVERAGE OF THE RETURNS OF EACH OF THE OTHER ACCOUNTS. THIS CALCULATION METHODOLOGY DIFFERS FROM THE SECURITIES AND EXCHANGE COMMISSION’S GUIDELINES FOR CALCULATING PERFORMANCE OF REGISTERED INVESTMENT COMPANIES.

COMPOSITE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2023

	Composite (Net) (1)		Composite (Gross) (1)		[Index] (2,3)
2017[1]	[___]	%	[___]	%	[___]	%
2018	[___]	%	[___]	%	[___]	%
2019	[___]	%	[___]	%	[___]	%
2020	[___]	%	[___]	%	[___]	%
2021	[___]	%	[___]	%	[___]	%
2022	[___]	%	[___]	%	[___]	%
2023	[___]	%	[___]	%	[___]	%

The year-to-date total return of the Composite as of [___________], 2024 was [__]%.

COMPOSITE AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2023

	1 Year		5 Years		Since [__]/[__]/2017
Composite (Net) (1)	[___]	%	[___]	%	[___]	%
Composite (Gross) (1)	[___]	%	[___]	%	[___]	%
Index (2,3)	[___]	%	[___]	%	[___]	%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

THE COMPOSITE PERFORMANCE IS NOT THE PERFORMANCE OF THE FUND.

Traditional approaches to the presentation of performance, such as annual total return and average annual total return, as set forth above, have limitations when applied to private equity investments. Unlike registered investment companies or private investment funds that invest primarily in the public securities markets (e.g., hedge funds), performance of private equity funds generally is not measured on the basis of annual total return calculations. Rather, most private equity funds, such as the Other Accounts that comprise the Composite, use the “internal rate of return” or “IRR” as a measure of fund performance. This is because most private equity funds invest capital over several years by calling capital from investors, and make distributions to investors periodically, generally in connection with realization of one or more underlying investments. Therefore, the timing and amount of cash flows are more significant in measuring the performance of a private equity fund because, unlike most registered investment companies or hedge funds, the timing and amount of cash flows to and from a private equity fund generally are determined by the fund’s investment manager or affiliated general partner, rather than the investor. IRR is a measurement of the average annual return earned on an investment since the investment’s inception. More specifically, IRR measures the internal rate of return on the present value of all capital called from investors by calculating a rate of return on such capital contributions based on (i) all distributions made to investors and (ii) the value of residual unrealized investments in the applicable fund’s portfolio. The “net” IRR takes into account the actual fees and expenses paid by the applicable private equity vehicle, including any performance fees or carried interest.

The chart below shows the annual compounded aggregate net and gross IRR for the Other Accounts from [_________], 2017 through December 31, 2023.

ANNUALIZED IRR SINCE [_________], 2017

Composite (Net) (1)		Composite (Gross) (1)		[Index] (2,3)
[___]	%	[___]	%	[___]	%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

THE COMPOSITE PERFORMANCE IS NOT THE PERFORMANCE OF THE FUND.

The notes below refer to the tables on the prior pages.

(1) These tables present the investment performance of all Other Accounts. The information contained in these tables was prepared by MAM based on the following facts and assumptions:

(a) The Composite total return performance information is an asset-weighted average of the returns of each of the Other Accounts. This calculation methodology differs from the SEC’s guidelines for calculating performance of registered investment companies.

(b) The Other Accounts’ returns take into account each Other Account’s actual fees and expenses.

The returns do not reflect the reinvestment of any distributions made by the Other Accounts. The Fund’s estimated fees and other expenses are higher than the actual fees and other expenses of each of the Other Accounts.

(c) The composite performance information for the Other Accounts includes the performance from [__]/[__]/2017 (the date of the earliest final closing held by an Other Account) through 12/31/2023 of between [__] and [___] accounts. Aggregate assets under management in the Other Accounts ranged from an initial value as of [____] [2017] of approximately $[__], to a high of approximately $[____] in December 2023. The composite performance information for the Other Accounts was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(d)  All IRRs represent the aggregate compound annualized internal rate of return. In the case of portfolios of realized and unrealized investments, such IRRs are based on realizations and internal valuations (or, where available, independent third-party valuations) as of the applicable date. Actual returns on unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, legal and contractual restrictions on transfer that may limit liquidity, any related transaction costs and the timing and manner of sale, all of which are subject to risks and uncertainty and may differ from the assumptions and circumstances on which the valuations used in the prior performance data contained herein are based. Accordingly, the actual realized returns on unrealized investments may differ materially from the returns indicated herein.

(e) Gross IRR means the gross IRR of the investments made by the Other Accounts calculated based on all historical cash flows between such Other Account and such investments (invested and realized value) as though each investment was consummated on the same date, as well as the assumed sale of any unrealized portfolio investments at current valuation (as of December 31, 2023, unless otherwise indicated). Gross IRR does not reflect the deduction of management fees, allocable expenses, performance fees/carried interest, taxes and/or other expenses borne, or which may be borne, by investors (or by vehicles through which they participate in investments), which will reduce returns and, in the aggregate, are expected to be substantial and material.

(f) Net IRR means the pre-tax net IRR of the investments made by the Other Accounts and are presented net of all actual fees and other expenses of the Other Accounts and includes an assumed sale of the unrealized assets at their current valuation as of the Base Date. Net IRR is generally shown in respect of investors in the aggregate. The net IRR for individual investors in the Other Accounts may differ depending on (a) the timing of an individual investor’s capital commitment, (b) various structuring elections, (c) differences in fees or expenses allocable to certain investors as a result of fee rebates, taxes or other considerations, including fee discounts or reduced performance fees/carried interest, and (d) the excuse or exclusion of an investor for one or more of such investments. Accordingly, no investor in the Other Accounts necessarily achieved the exact Net IRR shown.

(2) Does not reflect fees or expenses of any kind.

(3) [To come.]

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Accounts. Past performance is not indicative of future results or performance of any account managed by MAM, or of the Fund. There is no guarantee that the Fund will achieve its investment objective.

PART C. OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements: Not applicable.

(2)	Exhibits:

(a)(1)	Certificate of Formation*

(a)(2)	Limited Liability Company Agreement*

(b)	Not applicable.

(c)	Not applicable.

(d)(1)	Rule 18f-3 Plan**

(d)(2)	See Item 25(2)(a)(2).

(e)	Not applicable.

(f)	Not applicable.

(g)(1)	Investment Advisory Agreement**

(g)(2)	Expense Limitation and Reimbursement Agreement**

(g)(3)	Fee Reduction Agreement**

(h)(1)	Placement Agency Agreement**

(h)(2)	Form of Servicing and Sub-Placement Agency Agreement**

(h)(3)	Rule 12b-1 Plan**

(i)	Not applicable.

(j)	Custody Agreement**

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement**

(k)(2)	Escrow Agreement**

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant**

(r)(2)	Code of Ethics of Central Park Advisers, LLC**

*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution*

Legal fees	$	[__________]
Blue Sky fees	$	[__________]
Printing	$	[__________]
Miscellaneous	$	[__________]

Total	$	[__________]

*            To be completed by amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

The Registrant does not expect that any person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the Registrant's investment adviser (the "Adviser"). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by reference.

Item 29. Number of Holders of Securities

Title of Class	Number of Record Holders as of [____], 2024
Class S Units	[___]
Class D Units	[___]
Class I Units	[___]

*            To be completed by amendment.

Item 30. Indemnification

To be completed by amendment.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, will be set forth in the Confidential Memorandum in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

[ ], the Registrant's administrator, will maintain certain required accounting related and financial books and records of the Registrant at [ ]. The other required books and records will be maintained by Central Park Advisers, LLC, 125 West 55th Street, New York, New York 10019.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of June, 2024.

Macquarie Energy Transition Infrastructure Fund, LLC

By:	/s/ Ruth Goodstein
Name:	Ruth Goodstein
Title:	Manager and President

By:	/s/ Andy Christiansen
Name:	Andy Christiansen
Title:	Director and Treasurer

Exhibit Index

Exhibit	Name
(a)(1)	Certificate of Formation
(a)(2)	Limited Liability Company Agreement